                                   The AAL
                                   Small Cap Stock Fund

                                   The AAL
                                   Mid Cap Stock Fund

                                   The AAL
                                   International Fund

                                   The AAL
                                   Capital Growth Fund

                                   The AAL
                                   Equity Income Fund

                                   The AAL
                                   Balanced Fund

                          THE AAL
                          MUTUAL FUNDS

                          Annual Report April 30, 2000

                                   The AAL
                                   High Yield Bond Fund

                                   The AAL
                                   Municipal Bond Fund

                                   The AAL
                                   Bond Fund

                                   The AAL
                                   Money Market Fund

                                        [LOGO]
                                 The AAL Mutual Funds

THE AAL                                    [LOGO OF CAPITAL CONNECTION]
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

                               Table of Contents

President's Letter ..........................................   2

Portfolio Perspectives

  The AAL Small Cap Stock Fund ..............................   4
  The AAL Mid Cap Stock Fund ................................   6
  The AAL International Fund ................................   8
  The AAL Capital Growth Fund ...............................  10
  The AAL Equity Income Fund ................................  12
  The AAL Balanced Fund .....................................  14
  The AAL High Yield Bond Fund ..............................  16
  The AAL Municipal Bond Fund ...............................  18
  The AAL Bond Fund .........................................  20
  The AAL Money Market Fund .................................  22

Schedule of Investments

  The AAL Small Cap Stock Fund ..............................  24
  The AAL Mid Cap Stock Fund ................................  29
  The AAL International Fund ................................  33
  The AAL Capital Growth Fund ...............................  37
  The AAL Equity Income Fund ................................  41
  The AAL Balanced Fund .....................................  45
  The AAL High Yield Bond Fund ..............................  51
  The AAL Municipal Bond Fund ...............................  55
  The AAL Bond Fund .........................................  67
  The AAL Money Market Fund .................................  70

Statement of Assets and Liabilities .........................  72

Statement of Operations .....................................  74

Statement of Changes in Net Assets ..........................  76

Notes to Financial Statements ...............................  80

A Note on Forward-Looking
Statements ..................................................  87

Glossary of Investment
Terms .......................................................  87

Financial Highlights

  The AAL Small Cap Stock Fund ..............................  88
  The AAL Mid Cap Stock Fund ................................  90
  The AAL International Fund ................................  92
  The AAL Capital Growth Fund ...............................  94
  The AAL Equity Income Fund ................................  96
  The AAL Balanced Fund .....................................  98
  The AAL High Yield Bond Fund .............................. 100
  The AAL Municipal Bond Fund ............................... 102
  The AAL Bond Fund ......................................... 104
  The AAL Money Market Fund ................................. 106

Report of Independent Accountants ........................... 108

--------------------------------------------------------------------------------
The AAL Mutual Funds Annual Report                           April 30, 2000   1

[PHOTO APPEARS HERE]

APRIL 30, 2000

Dear AAL Mutual Funds
Shareholder:


THE AAL MUTUAL FUNDS ANNUAL


The Markets and Economy in Review

In the past year, the financial markets have been like riding a roller coaster at an amusement park. At one moment, you're at the pinnacle of excitement, overlooking the entire area from the top. And then at the next instant, you're plunging downward and can feel your stomach flip-flop. Finally, the ride ends and you come back to where you started...

But unlike a roller coaster, you can't tell where the low point is going to be in the financial markets. Investors trying to "buy on the dips" have found themselves seeing prices fall even further after they've made a purchase. Those trying to sell in falling markets may find themselves following the "herd mentality. "If everyone else is selling, they figure they should as well...even if it may not be a good move for them.

Where am I going with this? Well, it's quite simple. You should:
 .  invest in things with which you're comfortable.
 .  diversify your portfolio among various asset classes.
 .  have a long-term investment outlook.
 .  realize that markets will go up and down.

Besides investor sentiment, what else has sent the market for such a wild ride?

New Economy issues, the dotcoms and other darlings of the technology world, have seen huge swings in the past six months. New Economy stocks are those with lots of excitement around them and generally not much in terms of earnings history, while Old Economy stocks generally have a history of earnings but little excitement around them. Some Old Economy stocks participating in New Economy-type activities--such as Corning, the traditional glassware maker that has now branched into making fiber optic materials--are benefiting from "membership" in both groups!

Increasing energy prices have had a mixed effect. While it has been good for some industries like exploration and field service concerns, it has been a negative for utilities and others. It also has been fueling fears of inflation, prompting rises in interest rates.

In the past six months, the Federal Reserve Board has implemented three interest rate hikes of one-quarter percent. The Fed's attempt to cool what it considers an overheated U.S. economy and to quell inflation has impacted financial markets.

Because the global community looks to the U.S. for clues about where the economy is heading, the sentiment is similar around the world. Global economic growth is at perhaps its strongest levels since the mid-1980s, but there's uneasiness in many areas because of interest-rate fears, inflation and volatile markets.

This is much like the anxiousness around the Y2K situation, which came and went without much

--------------------------------------------------------------------------------
2  The AAL Mutual Funds Annual Report

REPORT PRESIDENT'S LETTER


difficulty. Investors who were patient and stuck with a plan of remaining invested did well, for the most part. That's solid advice for any time period. Remember, it's your time in the market, and not timing the market, that is more likely to yield solid long-term investment performance.

While the ride has been bumpy as of late, remember that short-term market gyrations are just part of the ride. Because you've invested in The AAL Mutual Funds, you share our commitment in long-term investing...we think it's a philosophy that beats short-term investing and "being taken for a ride."


Sincerely,

/s/ Bob Same

Bob Same
P R E S I D E N T
THE AAL MUTUAL FUNDS

                           Our Growth in Net Assets

                           [BAR CHART APPEARS HERE]


4/30/88 - $62,634,194
4/30/89 - $287,356,102
4/30/90 - $516,961,263
4/30/91 - $692,824,480
4/30/92 - $975,182,233
4/30/93 - $1,443,709,926
4/30/94 - $1,908,532,585
4/30/95 - $2,204,307,971
4/30/96 - $2,940,833,455
4/30/97 - $3,624,635,195
4/30/98 - $5,248,971,887
4/30/99 - $6,500,863,313
4/30/00 - $7,537,298,153

--------------------------------------------------------------------------------
                                                               April 30, 2000  3

[PHOTO APPEARS HERE]

The AAL Small Cap Stock Fund


[LOGO] How would you describe the Fund's investment philosophy and how did this philosophy impact the Fund's performance?

Our fundamental investment philosophy is "growth at a right price." That means we look for a stock that has good long-term fundamentals for growth, and is selling at an attractive price. We define strong fundamentals as a company with a good market opportunity and a positive earnings outlook. This positive earnings outlook may stem from a good product or efficient production methods. A company's stock is trading at an attractive price when it is selling at a discount to other, similar investment alternatives.

The Fund's performance in the past year has been good, having returned 34.07 percent. Comparing the Fund to the best-known small-cap indexes, the Fund compares favorably with the S&P SmallCap 600 Index, which returned 20.50 percent, and the Russell 2000 index, which returned 18.42 percent for the one-year period ending April 30, 2000.

Many small-cap funds invested heavily in the technology sector in the past year and were rewarded with high returns. With those high returns comes significant risk. Many small companies in the technology sector did not have what we felt were strong enough fundamentals to justify their price. As a consequence, we did not invest in what we believed were risky and over-valued technology stocks. We believe there are good investment opportunities in the technology sector; however, we limit our investment in the technology sector to those stocks that offer growth at a right price. Given the recent volatility in the technology sector, we believe this is the correct investment philosophy.

Overall, the market for smaller-company stocks has improved during the past six months, from its lows in 1998. The Fund has benefited from that better market environment. Along with the better environment, the Fund benefited from a fairly strong market for energy stocks.

                       $  Value of a $10,000 Investment
                 In Class A Shares - Including 4% Sales Charge

                        [MOUNTAIN CHART APPEARS HERE]


Date                  The AAL Small           S&P Small Cap
                     Cap Stock Fund          600(r) Index/1/

7/1/96                  9,596.93                10,000.00

12/31/96               11,008.07                10,908.05

12/31/97               12,863.43                13,698.52

12/31/98               12,543.29                13,519.75

12/31/99               14,193.73                15,196.85

4/30/2000              15,546.02                15,805.05

-------------

/1/ An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

                      % Average Annual Total Returns/1/
                               April 30, 2000

                                                       From    Inception
                                             1-Year  Inception    Date
                                             -----------------------------
Class A (without sales charge).............  34.07%    13.41%     7/1/96
Class A/2/ (with sales charge).............  28.75%    12.20%     7/1/96
--------------------------------------------------------------------------
Class B (without CDSC).....................  32.71%    10.02%     1/8/97
Class B/2/ (with CDSC).....................  27.71%     9.54%     1/8/97
--------------------------------------------------------------------------
Class I/3/.................................  35.16%    10.63%   12/29/97
--------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000
Class A/2/ (with sales charge).............  36.79%    13.12%
Class B/2/ (with CDSC).....................  36.09%    10.56%
Class I/3/.................................  43.77%    12.06%

----------------

/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
4   The AAL Mutual Funds Annual Report

[LOGO] Lipper, a mutual fund rating company, recently changed the Fund's style to "core" from "growth." Can you tell investors what this means for the Fund?

The change is in comparing other similar funds to The AAL Small Cap Stock Fund. Our Fund has always been broadly diversified across almost all segments of the economy. This means that the Fund owns stocks in the faster-growing segments of the economy, such as technology and other "New Economy"areas. The Fund also owns stocks in slower-growing segments, such as energy and financials, which fit into the "Old Economy." An example of a New Economy stock would be a company that is involved in human genetics or human genome mapping. An example of an Old Economy stock would be a company involved in producing consumer goods, like a paper company. In this regard, the Fund has exposure to both "growth" and "value" stocks.

The change by Lipper means we will be compared to other funds with a similar philosophy--of growth at a right price--toward the small-cap market. Growth at a right price infers that if a stock has solid fundamentals and has growth potential, it's a stock we'll look at for the Fund--provided the price is right. Lipper's change allows investors to get a more accurate comparison of our Fund versus similar funds. In other words, it is an "apples-to-apples" comparison.

[LOGO] There has been a dramatic increase of the number of investors in the stock market, particularly in small-cap stocks. How does this affect the Fund?

The biggest impact of increased investors in the small-cap market is in increased market volatility. Many "new" investors do not use the more traditional, historical valuation measures. As a result, the parameters of how to value stocks are sometimes stretched and the result is increased volatility, up and down. Because of our experience and our disciplined process, we are able to manage effectively through these volatile times.


/s/ Kevin Schmitting

Kevin A. Schmitting
PORTFOLIO MANAGER

                                                            Small Cap Stock Fund

                # Fund Allocations
                ------------------

             [PIE CHART APPEARS HERE]

                                       % of Net Assets
                                           4/30/00
                                           -------

Technology ...............................   27%

Capital Goods.............................   13%

Health Care...............................   11%

Financials................................   10%

Consumer Cyclicals........................   10%

Basic Materials...........................    7%

Consumer Staples..........................    7%

Cash & Cash Equivalents...................    6%

Energy....................................    6%

Utilities.................................    2%

Transportation............................    1%
                                     ------------
                                      Total 100%

                5 Largest Holdings
                ------------------

                                       % of Net Assets
                                           4/30/00
                                           -------
NOVA Corporation ........................    2.3%

Radian Group, Inc. ......................    1.8%

Mercury Interactive Corporation .........    1.6%

Southdown, Inc. .........................    1.5%

Precision Drilling Corporation ..........    1.4%

--------------------------------------------------------------------------------
                                                               April 30, 2000  5

[PHOTO APPEARS HERE]

The AAL Mid Cap Stock Fund

[LOGO] How would you assess Stock the Fund's performance?

Two key comparisons are critical in assessing any fund's performance. They are:
How has the fund performed relative to absolute, historical standards? How has the fund performed relative to an index benchmark? Overall, the Fund's performance for the year ending April 30, 2000, was 27.29 percent, which was above the 23.52 percent return posted by the S&P MidCap 400 Index over the same period. Over the last five years, the Fund returned an average annual return of
17.82 percent, as compared to the 22.69 percent five-year average annual return for the S&P MidCap 400 Index. We want to surpass the index's returns over time, and this will continue to be a challenge through periods of extremes and great volatility. In a more typical environment, we look for our investment process to outperform this benchmark.

When we combine the two factors, the Fund's performance for the past year was not as good as it could have been. However, we believe our investment philosophy will provide consistent results and we are enthused about improving performance in the coming year.

[LOGO] How would you describe the Fund's investment philosophy and how did this philosophy impact the Fund's performance?

Our fundamental investment philosophy is "growth at a right price." That means we look for a stock that has good long-term fundamentals for growth, and is selling at an attractive price. We define strong fundamentals as a company with a good market position and a positive earnings outlook. This positive earnings outlook may stem from a good product or efficient production methods. A company's stock is trading at an attractive price when it is selling at a discount to other, similar investment alternatives.

We apply this investment philosophy to our stock selections. Many funds in our Lipper Mid-Cap Core peer group, which returned 40.90 percent for the 12 months ending April 30,

                         Value of a $10,000 Investment
                 In Class A Shares - Including 4% Sales Charge

                         [MOUNTAIN CHART APPEARS HERE]

Date           The AAL Mid        S&P Mid Cap
              Cap Stock Fund    400(r) Index/1/

6/30/93          9596.93          10000.00

12/31/93        10422.26          10782.12

12/30/94         9923.22          10395.60

12/29/95        14337.81          13612.92

12/31/96        15591.79          16226.75

12/31/97        18403.73          21460.48

12/31/98        18785.99          25562.68

12/31/99        22228.61          29326.40

4/30/2000       23793.00          31893.16

----------------

/1/ An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

                      % Average Annual Total Returns/1/
                      ---------------------------------
                                April 30, 2000

                                                            From    Inception
                                        1-Year    5-Year  Inception   Date
                                       ---------------------------------------
Class A (without sales charge)......... 27.29%    17.82%    14.20%   6/30/93
Class A/2/ (with sales charge)......... 22.19%    16.85%    13.51%   6/30/93
------------------------------------------------------------------------------
Class B (without CDSC)................. 25.71%       NA     12.16%    1/8/97
Class B/2/ (with CDSC)................. 20.71%       NA     11.70%    1/8/97
------------------------------------------------------------------------------
Class I/3/............................. 28.00%       NA     13.66%  12/29/97
------------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A/2/ (with sales charge)......... 29.54%    17.45%    14.17%
Class B/2/ (with CDSC)................. 28.25%       NA     13.05%
Class I/3/............................. 35.72%       NA     15.62%

------------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
6  The AAL Mutual Funds Annual Report

2000, invested heavily in technology stocks and they were commensurately rewarded. As a result of our investment philosophy, our numbers lagged behind our Lipper peers.

We chose not to overweight the portfolio in technology stocks, but kept a more modest portfolio weighting in this sector. Because of our "growth at a right price" philosophy, we selected the technology stocks we felt had solid fundamentals and offered good growth potential. These stocks performed very well for us. We believe there are good investment opportunities in the technology sector, but not every technology stock is a good investment.

[LOGO] Lipper, a mutual fund rating company, recently changed the Fund's style from "growth" to "core." What does this mean for the Fund?

The change occurred primarily as a result of Lipper's changing methodology for classifying funds and a resulting shift in the funds considered to be our peers. We describe our investment process as a "core"style, since it includes considering growth characteristics and valuation parameters in selecting the Fund's holdings.

This change really doesn't impact the Fund. The Fund continues to be managed with the same process that it has been for the past four years. However, this classification compares our fund to funds with similar portfolio characteristics. This is Lipper's attempt to simplify decision processes for investors.

[LOGO] Mid-cap stocks seem to have enjoyed a renaissance. Is this part of the normal market cycle, or are investors just beginning to realize the potential value of mid-cap stocks?

We see this as simply a part of the normal market cycle, although it was slightly exaggerated by the extreme of the cycle's last segment. A market cycle sees shifts between disparate parts of the market, be they large versus small, growth versus value or sector versus sector.

The shift, beginning in 1998, was an extreme move from small- and mid-cap stocks into almost exclusively the largest capitalized of all stocks. This left both a large valuation difference between large-cap and smaller-cap stocks, and a very large amount of money in those highly valued, large-cap stocks. As investors began to move from larger to smaller in 1999 and 2000, mid-cap stocks enjoyed a "renaissance" because it is difficult, if not impossible, to move such large amounts of money into truly small-caps stocks.


/s/ Michael R. Hochholzer

Michael R.Hochholzer
PORTFOLIO MANAGER

                                                              Mid Cap Stock Fund

              # Fund Allocation
              -----------------
          [PIE CHART APPEARS HERE]

                                       % of Net Assets
                                           4/30/00
                                           -------

Technology ...............................   26%

Health Care ..............................   10%

Financials ...............................    9%

Energy ...................................    9%

Consumer Staples .........................    9%

Utilities ................................    8%

Capital Goods ............................    8%

Consumer Cyclicals .......................    7%

Cash & Cash Equivalents ..................    6%

Basic Materials ..........................    6%

Convertible Bonds ........................    1%

Communication Services ...................    1%
                                     ------------
                                      Total 100%


              5 Largest Holdings
              ------------------

                                       % of Net Assets
Security                                   4/30/00
--------                                   -------
Siebel Systems, Inc. .....................  2.6%

EOG Resources, Inc. ......................  1.7%

Elan Corporation plc ADR .................  1.7%

SPX Corporation ..........................  1.7%

National Fuel Gas Company ................  1.6%

--------------------------------------------------------------------------------
                                                               April 30, 2000  7

[PHOTOS APPEARS HERE]

The AAL International Fund

[LOGO] How would you assess the Fund's performance?

The Fund outperformed its benchmark, the Europe Australasia Far East (EAFE) Index. For the year ending April 30, 2000, the Fund had a return of 23.91 percent in contrast with EAFE's 13.89 percent return.

Recently, the index's performance was characterized by volatility, as markets retrenched in January from strong 1999 year-end results.

Concerns with higher interest rates and a correction in the technology, media and telecommunications ("TMT") sectors extended this volatility throughout the first four months of 2000. Of the major index constituents, the United
Kingdom, the Netherlands and Switzerland held back index performance, while France, Germany and Japan helped to offset this performance. Being overweighted in Canada and underweighted in Switzerland provided some value to the Fund.

Strong stock selection in the TMT sectors led to solid performance. This extended 1999's strong performance, when New Economy stocks significantly diverged from the performance of Old Economy stocks. New Economy stocks generally have companies that are generating lots of excitement but little in terms of earnings history. The Old Economy stocks are those with solid earnings histories but which aren't currently experiencing the excitement of their New Economy counterparts. An example of a New Economy stock would be a company that is involved in human genetics or human genome mapping. An example of an Old Economy stock would be a company involved in producing consumer goods, like a paper company.

While the New Economy sectors experienced a serious correction in recent months, it didn't erase all of the earlier gains. Some of the portfolio's largest positions reflected strong performance in TMT sectors, including Vodafone AirTouch, NTT DoCoMo, KPN, Mediaset, Bell Canada, VNU, Vivendi and Ericsson.

                         [MOUNTAIN CHART APPEARS HERE]

                         Value of a $10,000 Investment
                         -----------------------------

Date          International  EAFE(R) Index/1/

8/1/95          9,596.93        10,000.00

12/29/95        9,735.51        10,135.84

12/31/96       10,923.86        10,581.38

12/31/97       11,030.07        10,606.60

12/31/98       12,250.26        12,539.81

12/31/99       17,108.75        15,708.11

4/30/2000      16,101.01        14,808.83

--------------
/1/ An unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the index.


                      % Average Annual Total Returns/1/
                      ---------------------------------
                                April 30, 2000


                                                From   Inception
                                     1-Year  Inception    Date
                                    ------------------------------

Class A (without sales charge)...... 23.91%    11.51%     8/1/95
Class A/2/ (with sales charge)...... 18.98%    10.55%     8/1/95
------------------------------------------------------------------
Class B (without CDSC).............. 22.44%    11.20%     1/8/97
Class B/2/ (with CDSC).............. 17.44%    10.73%     1/8/97
------------------------------------------------------------------
Class I/3/.......................... 24.69%    16.63%   12/29/97
------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A/2/ (with sales charge)...... 34.86%    12.87%
Class B/2/ (with CDSC).............. 33.87%    14.19%
Class I/3/.......................... 41.33%    21.98%

--------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
8   The AAL Mutual Funds Annual Report

[LOGO] The debate between the New Economy and Old Economy rages on. How is the Fund positioning itself on this issue?

We've taken some profits from TMT stocks and reinvested in Old Economy and New Economy positions. For example, when Vodafone and Mannesmann merged, we took some profits, and we also sold some KPN to take profits. We used the money to purchase Total Fina Elf, a recently formed European petroleum conglomerate; Dresdner Bank; and Philips Electronics. We continue to evaluate each company within the context of earnings growth, believing that some companies with solid growth have been overlooked in the stampede to the New Economy.

Alternatively, some New Economy companies have achieved valuation levels that more than fairly represent the earnings prospects. Without question, we like the long-term earnings prospects for our holdings. Volatile markets allow us to take advantage of price discrepancies, both on the buy and sell side.

[LOGO] How would you assess the overall global economic situation?

The outlook for economies and markets depends on U.S. Federal Reserve Chairman Alan Greenspan and his efforts to contain monetary policy. The economy continues to show signs of being very robust with few indications of a meaningful slowdown.

Bond yields dropped sharply in 1998, and the Fed and other central banks cut interest rates between September and November of that year to address the mounting global financial crisis. This occurred at a time when the U.S. economy was already strong and arguably needed monetary restraint, not the stimulus it received. We believe that the global economy is still experiencing the lagged effects of those policy changes implemented 18 months ago.

Looking ahead, we expect the Fed to tighten monetary policy further to slow the U.S. economy. Europe and Japan, on the other hand, are in the early stages of economic recovery that should benefit corporate profits.

[LOGO] The Fund has slightly increased its exposure to emerging markets. What do you look for when selecting these types of stocks?

We always emphasize cash flow and earnings growth when investing in companies. Top-down analysis, where we look at general economic trends and then select countries where we want to invest, is combined with bottom-up company research to search out investment values. When we talk about bottom-up research, it's our stock selection process that emphasizes an individual company--even if its economic sector may be out of favor at the time.

Ideally, we look for companies growing at a good rate relative to what they're spending--especially when the consensus view is skeptical about the future prospects of these concerns. International investing involves additional risks including currency fluctuations, economic and political instability, and accounting standards.


/s/ Kathleen M. Harris

Kathleen M. Harris
PORTFOLIO MANAGER

/s/ Sean Roche

L. Sean Roche
PORTFOLIO MANAGER

                                                              International Fund

                              5 Largest Holdings
                              ------------------

                                                         %of Net Assets
Security                                     Country        4/30/00
--------                                     -------        -------

Royal KPN NV ............................  Netherlands        4.4%

Vodafone AirTouch plc ...................  Germany            4.2%

NTT DoCoMo, Inc. ........................  Japan              3.9%

Verenigde Nederlands
 Uitgeversbedrijven Verenigd Bezit ......  Netherland         2.9%

BCE, Inc. ...............................  Canada             2.7%

--------------------------------------------------------------------------------
                                                               April 30, 2000  9

[PHOTO APPEARS HERE]

The AAL Capital Growth Fund

[LOGO] How would you describe the Fund's investment philosophy and how did this philosophy impact the Fund's performance?

Our fundamental investment philosophy is "growth at a right price. "This means we look for a stock that has good long-term fundamentals for growth, and is selling at an attractive price. We define strong fundamentals as a company with a good market position and a positive earnings outlook. This positive earnings outlook may stem from a good product or efficient production methods. A company's stock is trading at an attractive price when it is selling at a discount to other, similar investment alternatives.

The Fund has underperformed the S&P 500 during this period, primarily due to our underweighting in technology stocks. For the year ending April 30, 2000, the Fund had a return of 9.28 percent in comparison with the S&P 500's 10.13 percent.

Many funds in our Lipper peer group were able to substantially outperform the S&P 500 by overweighting, or investing heavily in technology stocks. We select stocks we believe have growth potential and are fairly priced. One means of evaluating a stock's growth potential relative to its price is a P/E ratio, or price to earnings ratio. A P/E ratio measures a stock's price relative to its earnings per share. A high P/E ratio generally means a stock is over-priced. A low P/E may mean a stock is undervalued. For much of the S&P 500, the P/E ratios average 25 to 30. Many technology stocks in the S&P 500 had P/E ratios of 100 or more. Our fundamental investment philosophy generally prevents us from buying stocks with high P/E ratios, because in most cases, stocks with such high valuations have limited upside growth potential.

We believe there are good investment opportunities in the technology sector. However, we will follow our investment philosophy and purchase those technology stocks that offer growth at a right price. We will also apply this investment philosophy across all market sectors. It is important to remember that we select individual stocks based on their fundamentals and price. We will not buy a stock simply because it is part of a hot sector.

                         Value of a $10,000 Investment
                         -----------------------------
                 In Class A Shares - Including 4% Sales Charge

                        [MOUNTAIN CHART APPEARS HERE]

        Capital Growth    S&P 500

4/30/90     9,597.14   10,000.00

12/31/90   10,164.25   10,244.77

12/31/91   13,232.99   13,359.11

12/31/92   13,987.43   14,375.44

12/31/93   14,834.56   15,818.45

12/30/94   14,630.40   16,026.41

12/29/95   19,165.36   22,042.11

12/31/96   23,391.48   27,099.44

12/31/97   31,243.70   36,138.22

12/31/98   40,051.42   46,466.55

12/31/99   49,106.80   56,243.11

4/30/2000  47,953.53   55,801.99

-----------------
/1/ An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

                      % Average Annual Total Returns/1/
                      --------------------------------
                                 April 30, 2000

                                                               From    Inception
                                      1-Year  5-Year 10-Year Inception   Date
                                     ------------------------------------------
Class A (without sales charge)......  9.28%   24.16%  17.45%  14.47%   7/16/87
Class A/2/ (with sales charge)......  4.92%   23.15%  16.97%  14.10%   7/16/87
-------------------------------------------------------------------------------
Class B (without CDSC)..............  8.09%     NA      NA    22.55%    1/8/97
Class B/2/ (with CDSC)..............  3.09%     NA      NA    22.18%    1/8/97
-------------------------------------------------------------------------------
Class I/3/..........................  9.70%     NA      NA    21.60%  12/29/97
-------------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A/2/ (with sales charge)...... 11.15%   24.61%  17.17%  14.45%
Class B/2/ (with CDSC)..............  9.57%     NA NA 23.94%
Class I/3/.......................... 16.22%     NA NA 24.02%

------------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
/2/ Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
10  The AAL Mutual Funds Annual Report

REPORT EQUITY ORIENTED FUNDS

[LOGO] Does the "New Economy" appear to favor small- and mid-cap stocks or large-cap stocks?

The New Economy concerns--stocks with lots of excitement but no earnings history--contrast with Old Economy stocks that have solid earnings histories but very little in the way of excitement. An example of a New Economy stock would be a company that is involved in human genetics or human genome mapping. An example of an Old Economy stock would be a company involved in producing consumer goods, like a paper company.

We don't know that the New Economy favors small-, mid- or large-cap stocks. There are many New Economy stocks in all three market capitalization ranges. Although our Fund focuses primarily on large company stocks we will evaluate stocks in other capitalization ranges. Once again, we will only invest in New Economy stocks that meet our fundamental investment philosophy, which is growth at a right price.

[LOGO] The government's battle against Microsoft has made many investors nervous. What's your outlook for Microsoft and how do you position it within the Fund?

We've pared back our Microsoft holding in light of recent developments concerning the litigation. However, the case's outcome is only one of the factors involved in our decision to reduce our position. The bigger near-term concern is the emerging slowdown of corporate and personal computer usage growth.

We view this trend as a sign that Microsoft's earnings may decline in the near term. Given this potential decrease in earnings, we do not feel Microsoft currently represents a solid investment opportunity consistent with our fundamental philosophy. That is the main reason the Fund is underweighted, compared to its peers, in this computer-software giant.

/s/ Frederick L. Plautz

Frederick L. Plautz
PORTFOLIO MANAGER

                  # Fund Allocations
                  ------------------

                [PIE CHART APPEARS HERE]


                                         % of Net Assets
                                            4/30/00
                                            -------
 . Technology ............................      24%

 . Consumer Staples ......................      21%

 . Financials ............................      15%

 . Health Care ...........................       9%

 . Consumer Cyclicals ....................       7%

 . Capital Goods .........................       6%

 . Cash & Cash Equivalents ...............       6%

 . Energy ................................       6%

 . Communication Services ................       5%

 . Utilities .............................       1%
                                     ------------
                                        Total 100%

                5 Largest Holdings
                ------------------

                                       % of Net Assets
Security                                  4/30/00
--------                                  -------
Intel Corporation......................     4.8%

General Electric Company...............     4.3%

ADC Telecommunications, Inc............     4.0%

Cisco Systems, Inc.....................     3.8%

American International Group, Inc......     3.4%

                                                             Capital Growth Fund

--------------------------------------------------------------------------------
                                                              April 30, 2000  11

[PHOTO APPEAR HERE]

The AAL Equity Income Fund


[LOGO] How would you assess the Fund's performance?

Despite a turbulent and difficult year in the financial markets--a time when equity income funds struggled to keep pace with a rapidly rising, growth-dominated stock market--our Fund experienced modest performance relative to other equity income funds. For the year ending April 30, 2000, the Fund had a return of -0.80 percent.

Growth stocks, particularly mid- and small-cap growth, dominated the markets until April's "correction." Our Fund benefited from this continued dominance of growth stocks and the strength of smaller-cap stocks. The Fund has a bias toward reasonably priced growth stocks, "growth at a right price." When combined with a 30-percent weighting in mid- and small-cap stocks, the Fund's performance was better than many of its Lipper Equity Income Fund peers.

[LOGO] Has the Fund found more value in small-and mid-cap stocks?

Yes! After small- and mid-cap stocks underperformed during 1998, there was considerably more value in those areas at the start of 1999. The Fund currently has 30 percent of its weighting in smaller stocks, and it's a position that has been built during the past 18 months. The strongest performers in the past year have been energy stocks, particularly small-cap companies that provide services to drillers and other oil field concerns. Despite the greater value in smaller-cap stocks during the past year, it's often difficult to find appropriate stocks for our Fund because many of them pay little or no dividends. Income is an important component to the Fund's total return, since we're not just looking at capital appreciation.

[LOGO] What sectors have performed well? Do you see these trends continuing for the remainder of 2000?

Energy has been the top-performing sector in the Fund in the past year. While energy prices have fallen recently, stocks in this sector remain at attractive and sustainable levels going forward. Energy companies haven't significantly invested in new capacity in recent years, so the


                        $ Value of a $10,000 Investment
                        -------------------------------
                 In Class A Shares - Including 4% Sales Charge

                             [MOUNTAIN CHART APPEARS HERE]

Date            Equity Income      S&P 500(r) Index /1/    S&P 500(r)/BARRA
                                                           Value Index/2,3/
3/18/94           9,596.93           10,000.00                 10,000.00

12/30/94          8,912.01           9,972.29                  9,701.72

12/29/95         11,511.44          13,715.51                 13,290.78

12/31/96         12,064.68          16,862.39                 16,215.03

12/31/97         14,763.75          22,486.69                 21,076.65

12/31/98         16,725.67          28,913.40                 24,169.45

12/31/99         17,409.50          34,996.77                 27,244.55

4/30/2000        17,602.55          34,722.29                 27,125.41

---------------
/1/ An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. "S&P 500(R)"is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
/2/ An unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500 Index. The S&P/BARRA indices are designed so that approximately one-half of the S&P 500 to invest directly into either index.
/3/ The composition of the S&P 500/BARRA Value Index serves as a better reflection of the Fund's current investment strategy than does the S&P 500 Index.

                       % Average Annual Total Returns/1/
                      ---------------------------------
                                April 30, 2000

                                                       From    Inception
                                    1-Year   5-Year Inception    Date
                                   --------------------------------------
Class A (without sales charge).... (0.80)%   13.35%  10.41%     3/18/94
Class A/2/ (with sales charge).... (4.76)%   12.44%   9.67%     3/18/94
-------------------------------------------------------------------------
Class B (without CDSC)............ (1.80)%     NA    11.09%      1/8/97
Class B/2/ (with CDSC)............ (6.71)%     NA    10.62%      1/8/97
-------------------------------------------------------------------------
Class I/3/........................ (0.29)%     NA     8.66%    12/29/97
-------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A/2/ (with sales charge)....  2.53%    13.29%  10.13%
Class B/2/ (with CDSC)............  0.67%      NA    11.53%
Class I/3/........................  7.36%      NA     9.79%

--------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
12  The AAL Mutual Funds Annual Report
supply/demand balance is expected to remain favorable for the foreseeable future.

Other recent top-performing sectors have been communications and capital goods. On the other hand, the financial sector has been very weak due to the rising interest rate environment. Our Fund has benefited from this weakness, due to our underweighting in this sector. The Fund's strong performance has come primarily from good stock selection across many sectors--rather than good sector selection. Sector weightings aren't conscious decisions. They result from having an abundance of attractive, or unattractive, stocks in a particular area. This is the classic "chicken or the egg" question, in that the Fund's weightings are determined by selecting attractive stocks rather than a conscious choice to over-or underweight a particular sector.

[LOGO] Because the Fund is designed to produce income from the equity realm and many stocks in the Standard & Poor's 500 Index have a growth orientation, can the S&P 500 be an accurate measuring stick for the Fund or is there a more accurate benchmark at this point?

Because part of our Fund's investment objective is long-term income and capital growth, the S&P 500 is a decent, but not a completely accurate, measure of The AAL Equity Income Fund. However, the Fund mainly seeks to provide current income and many stocks in the S&P 500 don't offer dividend yields to provide that income.

For comparison, Standard & Poor's breaks the index into two components: The S&P 500/BARRA Value Index and the S&P 500/BARRA Growth Index. Our Fund aligns much more closely with the BARRA Value Index because its dividend yield is generally in line with the Fund's holdings.

/s/ Lewis A. Bohannon

Lewis A. Bohannon
PORTFOLIO MANAGER

                  # Fund Allocations
                  ------------------

               [PIE CHART APPEARS HERE]

                                     % of Net Assets
                                          4/30/00
                                          -------
Financials ..............................    17%

Communication Services ..................    12%

Energy ..................................    12%

Consumer Cyclicals ......................    10%

Technology ..............................    10%

Capital Goods ...........................     8%

Consumer Staples ........................     7%

Utilities ...............................     7%

Cash & Cash Equivalents .................     6%

Basic Materials .........................     5%

Health Care .............................     5%

Bonds ...................................     1%
                                     ------------
                                      Total 100%


                5 Largest Holdings
                ------------------

                                         % of Net Assets
Security                                      4/30/00
--------                                      -------
Honeywell International, Inc.  .............   2.6%

Telefonica SA ADR ..........................   2.4%

Southdown, Inc. ............................   2.3%

MediOne Group, Inc. Convertible Securities..   2.1%

MediOne Group, Inc. ........................   2.0%

                                                              Equity Income Fund

--------------------------------------------------------------------------------
                                                              April 30, 2000  13

                          THE AAL MUTUAL FUNDS ANNUAL

[PICTURES APPEAR HERE]

The AAL Balanced Fund

[LOGO] How would you describe the Fund's investment philosophy and how did this philosophy impact the Fund's performance?

For the equity portion of the Fund we employ the same investment philosophy as The AAL Capital Growth Fund.Our fundamental investment philosophy is "growth at a right price." This means we look for a stock that has good long-term fundamentals for growth, and is selling at an attractive price. We define strong fundamentals as a company with a good market position and a positive earnings outlook. This positive earnings outlook may stem from a good product or efficient production methods. A company's stock is trading at an attractive price when it is selling at a discount to other, similar investment alternatives.

The Fund underperformed its peers--the Lipper Balanced Fund group--during the past year, primarily due to a technology underweighting within the Fund's stock allocation. For the year ending April 30, 2000, the Fund had a return of 4.78 percent to the peer group's return of 5.16 percent.

The stocks that comprise the equity portion of the Fund are very similar to stocks found in The AAL Capital Growth Fund. Consequently, the equity portion of the Fund was underweighted in technology stocks when compared to other balanced funds in our Lipper peer group.

Many funds in our Lipper peer group were able to substantially outperform other balanced funds by overweighting, or investing heavily in technology stocks. We select stocks we believe have growth potential and are fairly priced. One means of evaluating a stock's growth potential relative to its price is a P/E ratio, or price to earnings ratio. A P/E ratio measures a stock's price relative to its earnings per share. A high P/E ratio generally means a stock is over-priced. A low P/E may mean a stock is undervalued. For much of the S&P 500, the P/E ratios average 25 to 30. Many technology stocks in the S&P 500 had P/E ratios of 100 or more. Our fundamental investment philosophy generally prevents us from buying stocks with

                         [MOUNTAIN CHART APPEARS HERE]

                        $ Value of a $10,000 Investment
               -------------------------------------------------
                 In Class A Shares - Including 4% Sales Charge

                                                         Lehman Brothers
                   The AAL             S&P 500(R)        Aggregate Bond
Date             Balanced Fund         Index /1/           Index/2/
12/29/97           9,596.93            10,000.00           10,000.00
12/31/97           9,596.93            10,180.22           10,007.90
12/31/98          11,328.24            13,089.73           10,877.16
12/31/99          12,570.40            15,843.81           10,787.81
4/30/2000         12,471.97            15,719.55           10,994.44


-------------
/1/ An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard
    & Poor's makes no representation regarding the advisability of investing in the product.

/2/ An unmanaged index that encompasses four major classes of fixed-income securities in the U.S.: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.


                      % Average Annual Total Returns/1/
                   ---------------------------------------
                               April 30, 2000

                                                        From          Inception
                                          1-Year      Inception          Date
--------------------------------------------------------------------------------
Class A (without sales charge)...........  4.78%        11.87%        12/29/97
Class A/2/ (with sales charge)...........  0.56%         9.91%        12/29/97
--------------------------------------------------------------------------------
Class B (without CDSC)...................  3.74%        10.86%        12/29/97
Class B/2/ (with CDSC)................... (1.26)%        9.74%        12/29/97
--------------------------------------------------------------------------------
Class I/3/...............................  5.33%        12.15%        12/29/97
--------------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A/2/ (with sales charge)...........  4.07%        11.12%
Class B/2/ (with CDSC)...................  2.27%        10.99%
Class I/3/...............................  8.91%        13.46%

-------------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
14  The AAL Mutual Funds Annual Report
high P/E ratios, because in most cases, stocks with such high valuations have limited upside growth potential.

We believe there are good investment opportunities in the technology sector. However, we will follow our investment philosophy and purchase those technology stocks that offer growth at a right price. We will also apply this investment philosophy across all market sectors. It is important to remember that we select individual stocks based on their fundamentals and price. We will not buy a stock simply because it is part of a hot sector.

[LOGO]   What investment philosophy do you use when selecting bonds for the
Fund?

Our fundamental investment philosophy could be summed up with the expression, "good yield relative to good credit and diversification." Selecting bonds for the Fund is a balancing act between yield and credit. The yield on a particular issue should be commensurate with the risk or credit rating of the issuer. Bonds with a higher yield are generally riskier than bonds with a lower yield. The high yield on a bond compensates the investor for the increased risk associated with purchasing that bond. We endeavor to find the highest yield with the lowest risk.

We also believe in a diversified portfolio of bonds to reduce credit risk. The normal position size in the corporate and asset-backed portions of the Balanced Fund bond portfolio are in the 1 percent to 2 percent range. The advantage of many, smaller positions is reduced portfolio risk. This diversification also provides the Fund with good industry and sector representation.

Since becoming co-portfolio manager of The AAL Balanced Fund, we have applied the fundamental investment philosophy to the bond portfolio portion of the Fund. We have reduced the position size of the issues in the Fund and increased diversification. This philosophy has led to consistent returns over the past year.

[LOGO] Given an environment of rising interest rates, have you changed the allocations to bonds and/or cash dramatically?

The rising rate environment has not caused a dramatic change to the Fund's asset allocation. Currently, the Fund is about 50.1 percent stocks, 35.3 percent bonds and 14.6 percent in cash. This compares with our expected long-term allocations of 55 percent stocks, 35 percent bonds and 10 percent in cash.

We currently have a bit more in cash and equivalents,which are money market instruments, because we've been uncertain if more value would be gained by purchasing stocks. The prospectus states we can have anywhere from 0 percent to 40 percent of the Fund in cash so we're still at the very low end of that spectrum--and not far from our long-term target. The prospectus also allows us to have between 35 percent and 75 percent in stocks and between 25 percent to 50 percent in fixed-income, or bond, investments.


/s/ Alan D. Onstad

Alan D. Onstad
PORTFOLIO MANAGER


/s/ Frederick L. Plautz

Frederick L. Plautz
PORTFOLIO MANAGER


                              # Fund Allocations
                           [PIE CHART APPEARS HERE]

                                                                 % of Net Assets
                                                                      4/30/00
                                                                      -------
 . Fixed Income Investments......................................         35%

 . Cash & Cash Equivalents.......................................         15%

      COMMON STOCKS

 . Technology....................................................         13%

 . Consumer Staples..............................................         11%

 . Financials....................................................          8%

 . Health Care...................................................          5%

 . Consumer Cyclicals............................................          4%

 . Communication Services........................................          3%

 . Energy........................................................          3%

 . Capital Goods.................................................          3%
                                                                 --------------
                                                                  Total 100%

                              5 Largest Holdings
                             ---------------------

                                                                 % of Net Assets
Security                                                             4/30/00
--------                                                             -------
Intel Corporation ..............................................       2.5%

General Electric Company........................................       2.3%

ADC Telecommunications, Inc.....................................       2.1%

Cisco Systems, Inc..............................................       2.0%

U.S. Treasury Bonds.............................................       2.0%
   Coupon Rate: 7.250% Maturity Date: 5/15/2016

--------------------------------------------------------------------------------
                                                              April 30, 2000  15

                          THE AAL MUTUAL FUNDS ANNUAL

[PICTURE APPEARS HERE]

The AAL High Yield Bond Fund

[LOGO]   How would you assess the Fund's performance?

For the year ending April 30, 2000, the Fund's performance was below the overall high-yield market, returning -7.00 percent as compared to a return of -2.81 percent for the Merrill Lynch High Yield Index. Most fixed-income investments have struggled to post positive returns during this period in the face of several interest rate hikes by the Federal Reserve Board. The Fed has remained vigilant in combating inflationary pressures caused by a very strong domestic economy; in fact, most economists expect the Fed to raise rates again at its May meeting.

The high-yield market has also been affected by a general rise in the default rate. The default rate for the 12-month period ending March 31 was 7.3 percent, which compares to a rate of 3.7 percent for this time a year ago.* The Fund has experienced six defaults within the last six months. These defaults, and the subsequent decline in bond valuations, hurt Fund performance by 1.3 percent.

*Source: Merrill Lynch & Co., "This Week in High Yield," April 14, 2000.

[LOGO] High-yield bonds have been offering very attractive yields and yet investor interest has waned. To what would you attribute this apathy?

This apathy can most likely be attributed to the recent "love affair" investors have had with the stock market and especially with tech stocks, to the exclusion of most other asset classes. Before the recent correction, the NASDAQ Composite Index had advanced almost 70 percent from Nov. 1, 1999 through March 10,
2000. With these eye-popping returns, investors moved away from what they saw as more mundane investments, like bonds, toward tech-related stocks and mutual funds.

Investors have withdrawn funds from high-yield funds every week except one since December. In the overall high-yield market, these redemptions have forced portfolio managers to sell bonds into a weak market, further depressing prices. Available yields are now approaching some of the highest yields since mid-1991, when the U.S. economy was in a recession.

The average yield in today's market is close to 12.75 percent, or more than 6.6 percent over the yield on a 10-year U.S. Treasury bond. Eventually, long-term investors will recognize the relative value offered by high-yield bonds. The recent stock market volatility may act as a catalyst for investors to diversify their

                         [MOUNTAIN CHART APPEARS HERE]

                        $ Value of a $10,000 Investment
                -----------------------------------------------
                 In Class A Shares - Including 4% Sales Charge

Date              AAL High Yield       Merrill Lynch High
                  Bond Fund            Yield Master Index/1/
12/8/97            9596.93             10000.00
12/31/97          10867.33             11317.45
12/31/98          10622.79             11732.04
1/31/2000         10161.44             11857.42
4/30/2000         10017.12             11705.80

--------------
/1/ An unmanaged index comprised of more than 900 "cash-pay" high-yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the index.


                      % Average Annual Total Returns/1/
                      ---------------------------------
                                April 30, 2000

                                                         From       Inception
                                          1-Year       Inception       Date
                                         ---------------------------------------
Class A (without sales charge).........   (7.00)%        1.30%         1/8/97
Class A/2/ (with sales charge).........  (10.70)%        0.05%         1/8/97
--------------------------------------------------------------------------------
Class B (without CDSC).................   (7.65)%        0.60%         1/8/97
Class B/2/ (with CDSC).................  (12.38)%       (0.00)%        1/8/97
--------------------------------------------------------------------------------
Class I/3/.............................   (6.67)%       (3.20)%      12/29/97
--------------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000
Class A/2/ (with sales charge).........   (9.41)%        0.04%
Class B/2/ (with CDSC).................  (11.09)%       (0.05)%
Class I/3/.............................   (5.29)%       (3.35)%


----------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
16  The AAL Mutual Funds Annual Report
portfolios by adding a high-yield bond component.

/s/ David G. Carroll

David G. Carroll
PORTFOLIO MANAGER


Proposed Appointment of a Sub-Adviser for The AAL High Yield Bond Fund

The Fund Board of Trustees has recommended Pacific Investment Management Company ("PIMCO") be retained as the sub-adviser to The AAL High Yield Bond Fund (the "Fund"). In this capacity, PIMCO would manage the day-to-day investment of Fund assets, subject to the supervision of AAL Capital Management Corporation, the Fund's investment adviser, and the Board of Trustees.

This proposal is subject to approval by the shareholders of the Fund. The Board of Trustees has set June 21, 2000, as the date for a Special Meeting of Shareholders to vote on the approval of a Sub-Advisory Agreement with PIMCO. Shareholders of record as of April 28, 2000, will be eligible to vote on this matter. Fund shareholders will receive proxy materials describing this proposal in detail, and soliciting their approval of the proposed sub-advisory agreement. If approved by shareholders, we anticipate that PIMCO would begin managing the Fund's assets on or about July 1, 2000.

                                Credit Quality
                             --------------------

                           [PIE CHART APPEARS HERE]

                                                             % of Net Assets
                                                                 4/30/00
                                                                 -------
 . BB........................................................          30%
 . B.........................................................          58%
 . CCC.......................................................          10%
 . D.........................................................           2%
                                                             ---------------
                                                             Total   100%

  Average Quality:  B
  Average Maturity: 7.2 years



                              5 Largest Holdings
                            ----------------------

                                                             % of Net Assets
Security                                                         4/30/00
---------                                                        -------
CSC Holdings, Inc...........................................        2.1%
  Coupon Rate: 7.875%
  Maturity Date: 2/15/2018

Williams Communications Group, Inc..........................        1.7%
  Coupon Rate: 10.875%
  Maturity Date: 10/1/2009

Amkor Technology, Inc.......................................        1.7%
  Coupon Rate: 9.250%
  Maturity Date: 5/1/2006

Global Crossing Holdings, Ltd...............................        1.6%
  Coupon Rate: 9.125%
  Maturity Date: 11/15/2006

Tenet Healthcare Corporation................................        1.6%
  Coupon Rate: 8.000%
  Maturity Date: 1/15/2005

--------------------------------------------------------------------------------
                                                              April 30, 2000  17

                          THE AAL MUTUAL FUNDS ANNUAL

[PICTURE APPEARS HERE]

The AAL Municipal Bond Fund

[LOGO] How would you assess the Fund's performance?

For the year ending April 30, 2000, the Fund had a return of -4.09 percent in contrast to the Lipper General Municipal Debt peer group's return of -3.31 percent. 1999 was a very challenging period in the bond market and particularly so in the municipal market, as Federal Reserve Board actions pushed bond prices lower.

1999 was a classic example of rising interest rates and falling bond prices, but we need to qualify which rates we're talking about. The exposure to interest-rate risk is the best measure of a Fund's sensitivity to interest rates. This risk posed to bond funds in general depends on two factors: the Fund's average maturity and the type of interest-rate increase.

The Fed's decision to raise the federal funds rate--the overnight rates banks charge each other when they need to borrow to meet reserve requirements--has dramatically affected bonds and bond funds with shorter maturities. However, the longer-term discount rate hasn't been rising as quickly as the federal funds rate. This means that our Fund, which has had a longer average maturity, has been less affected than some other bond funds. The declines we saw were more attributable

In the past three months, investors realized that interest rates had made bonds attractive. This recognition has rallied bond prices nicely since the end of January. The Fund's longer than average maturity, which hampered performance last year, has served us well in recent times.

[LOGO] Did you employ a particular strategy to take advantage of differing maturities?

A strategy we have used in the past worked particularly well again during the last four months. At the start of 2000, yield differences on municipal bonds were dramatic and there was a substantial benefit in bonds with longer maturities. However, it wasn't prudent to extend the overall interest rate exposure of the Fund, so we used a "barbell" strategy.

This involves using an overweighting of long- and short-maturity bonds and a less significant portion in bonds with intermediate maturities. As the market rallied, the longer maturities outperformed the intermediates by a wide margin and we were able to enhance the Fund's total return without taking much risk.

                         [MOUNTAIN CHART APPEARS HERE]

                        $ Value of a $10,000 Investment
                      -----------------------------------
                 In Class A Shares - Including 4% Sales Charge

Date           AAL Municipal Bond Fund   Lehman Brothers Municipal Bond Index/1/
4/30/90                9603.96                          10000
12/31/90              10283.71                       10758.84
12/31/91              11449.56                       12065.59
12/31/92              12403.53                       13129.19
12/31/93              13802.65                       14740.99
12/30/94              13017.96                       13978.73
12/29/95              15392.48                       16419.79
12/31/96              16067.96                       17148.55
12/31/97              17728.96                       18722.76
12/31/98              18789.54                       19936.19
12/31/99              17730.24                        19524.1
4/30/2000             18176.81                       19977.76

-------------------
/1/ An unmanaged broad based index that provides a performance indicator of the overall municipal bond market. It is not possible to invest directly in the index.


                       % Average Annual Total Returns/1/
                     -------------------------------------
                                April 30, 2000

                                                             From     Inception
                                  1-Year   5-Year 10-Year  Inception     Date
                                  ----------------------------------------------
Class A (without sales charge)... (4.09)%   5.39%   6.59%    6.21%     7/16/87

Class A/2/ (with sales charge)... (7.94)%   4.53%   6.16%    5.87%     7/16/87
--------------------------------------------------------------------------------

Class B (without CDSC)........... (4.99)%     NA      NA     3.11%      1/8/97
--------------------------------------------------------------------------------
Class B/2/ (with CDSC)........... (9.74)%     NA      NA     2.54%      1/8/97
--------------------------------------------------------------------------------
Class I/3/....................... (3.78)%     NA      NA     1.36%    12/29/97
--------------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A/2/ (with sales charge)... (6.93)%   4.85%   6.17%    5.98%
Class B/2/ (with CDSC)........... (8.58)%     NA      NA     2.95%
Class I/3/....................... (2.64)%     NA      NA     1.80%

----------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/99, this was 4.75% Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
18  The AAL Mutual Funds Annual Report

[LOGO] Has the U.S. government's decision to buy back long-term Treasuries had any impact on the municipal market?

The U.S. Treasury's decision to repurchase some of the outstanding Treasury debt, as well as reducing the amount of long-term debt it will issue in the future, has definitely helped the municipal market. Long-term Treasury yields have fallen dramatically on the belief that as long as the surplus continues, outstanding supply will be reduced. Municipal yields were pulled down, although much less, with the declining Treasury yields because municipal bonds had become extremely undervalued. High-quality, long maturity municipal yields continue to trade very closely to Treasury yields, so there's still value in the tax-exempt bond market.

[LOGO] How has the supply of municipal bonds changed from last year?

The light supply is the second factor contributing to the Fund's improved tone in the past three months. New issue supply is approximately 30 percent less than a year ago at this same time. The combination of higher interest rates and budget surpluses at the state and local levels have reduced the new supply volume. Many entities currently issuing bonds are using shorter terms, so yields are much lower than those of bonds with longer maturities.

/s/ Duane McAllister

Duane A. McAllister
PORTFOLIO MANAGER

                                Credit Quality
                           ------------------------

                           [PIE CHART APPEARS HERE]

                                                                 % of Net Assets
                                                                      4/30/00
                                                                      -------
 . AAA..........................................................          57%
 . AA...........................................................          16%
 . A............................................................          12%
 . BBB..........................................................          15%
                                                                 ---------------
                                                                 Total  100%

  Average Quality:  AA
  Average Maturity: 19.1 years

                              5 Largest Holdings
                           ------------------------

                                                                 % of Net Assets
Security                                                              4/30/00
--------                                                              -------
Shelby County, Tennessee Health Educational
and Housing Facilities Board Revenue Bonds.....................         1.7%
     Coupon Rate: 5.375%  Maturity Date: 7/1/2029

Chicago, Illinois Single Family Mortgage
Revenue Bonds..................................................         1.5%
     Coupon Rate: 7.050%  Maturity Date: 10/1/2030

DeSoto Parish, Louisiana Pollution
Control Revenue Bonds..........................................         1.4%
     Coupon Rate: 7.600%  Maturity Date: 1/1/2019

Michigan Public Power Agency
Refunding Revenue Bonds........................................         1.3%
     Coupon Rate: 5.000%  Maturity Date: 1/1/2019

Carroll County, Kentucky Collateralized
Pollution Control Revenue Bonds................................         1.3%
     Coupon Rate: 7.450%  Maturity Date: 9/15/2016


                         # 5 Largest Fund Allocations
                       --------------------------------

                                                                 % of Net Assets
State                                                                 4/30/00
-----                                                                 -------
Illinois.......................................................        14.1%
Texas..........................................................        10.7%
California.....................................................         8.9%
North Carolina.................................................         5.5%
Michigan.......................................................         5.5%

--------------------------------------------------------------------------------
                                                              April 30, 2000  19

                          THE AAL MUTUAL FUNDS ANNUAL

[PICTURE APPEARS HERE]

The AAL Bond Fund

[LOGO] How would you assess the Fund's performance?

During the past year, the Fund has produced returns in line with the average Lipper Intermediate Investment Grade Debt peer group. The Fund's one-year returns as of April 30, 2000 were -0.11 percent as compared with the Lipper peer group average returns of 0.10 percent.

The Federal Reserve Board has raised the discount rate to 6 percent and this normally wouldn't be good for bonds, especially if further increases were likely. However, as a result of the U.S. Treasury buyback program, interest rates on 30-year U.S. Treasury securities declined from 6.75 percent to 5.96 percent.

There is generally an inverse relationship between a bond's yield and price. When bond yield increases, the price of the bonds goes down. This decrease in the value of bonds causes a corresponding decrease in the Fund's net asset value
(NAV). When bond yields decline, the price of the bonds goes up and consequently, so does the Fund's NAV. Because we manage the Fund to provide total return--a combination of income and growth on your investment, without significantly risking your capital--rising bond prices are usually beneficial to shareholders.

[LOGO] What investment philosophy do you use when selecting bonds for the Fund?

Our fundamental investment philosophy could be summed up with the expression, "good yield relative to good credit and diversification." Selecting bonds for the Fund is a balancing act between yield and credit. The yield on a particular issue should be commensurate with the risk or credit rating of the issuer. Bonds with a higher yield are generally riskier than bonds with a lower yield. The high yield on a bond compensates the investor for the increased risk associated with purchasing that bond. We endeavor to find the highest yield with the lowest risk.

We also believe in a diversified portfolio of bonds to reduce credit risk. The normal position size in the corporate and asset-backed portions of the Bond Fund bond portfolio are in the 1 percent to 2 percent range. The advantage of many, smaller positions is reduced portfolio risk. This diversification also provides the Fund with good industry representation.

Since becoming portfolio manager of The AAL Bond Fund, I have


                         [MOUNTAIN CHART APPEARS HERE]

                        $ Value of a $10,000 Investment
               -------------------------------------------------
                 In Class A Shares - Including 4% Sales Charge


                                               Lehman Brothers
 Date               The AAL Bond Fund       Aggregate Bond Index/1/

4/30/90                   9,595.44                10,000.00
12/31/90                 10,581.97                11,084.86
12/31/91                 12,246.95                12,858.49
12/31/92                 13,067.62                13,810.35
12/31/93                 14,217.44                15,156.75
12/30/94                 13,542.78                14,714.75
12/29/95                 15,717.88                17,433.20
12/31/96                 16,072.78                18,066.05
12/31/97                 17,516.13                19,809.94
12/31/98                 18,677.23                21,530.58
12/31/99                 18,369.13                21,353.72
4/30/2000                18,580.77                21,762.71


------------------
/1/ An unmanaged index that encompasses four major classes of fixed-income securities in the U.S.: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. It is not possible to invest directly in the index.

                        % Average Annual Total Returns/1/
                       -----------------------------------
                                April 30, 2000

                                                               From    Inception
                                   1-Year   5-Year  10-Year  Inception    Date
                                   ---------------------------------------------
Class A (without sales charge)...  (0.11)%  5.34%    6.83%     6.63%    7/16/87
Class A/2/ (with sales charge)...  (4.07)%  4.49%    6.39%     6.29%    7/16/87
--------------------------------------------------------------------------------
Class B (without CDSC)...........  (1.09)%    NA       NA      3.63%     1/8/97
Class B/2/ (with CDSC)...........  (6.03)%    NA       NA      3.07%     1/8/97
--------------------------------------------------------------------------------
Class I/3/.......................   0.30%     NA       NA      2.96%   12/29/97
--------------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A/2/ (with sales charge)...  (3.29)%  4.85%    6.34%     6.38%
Class B/2/ (with CDSC)...........  (5.27)%    NA       NA      3.38%
Class I/3/.......................   1.21%     NA       NA      3.35%

----------------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
20  The AAL Mutual Funds Annual Report
applied the fundamental investment philosophy to the Fund. We have reduced the position size of the issues in the Fund and increased diversification. This philosophy has lead to consistent returns over the past year. The Fund is still an intermediate-term bond fund; however, the average maturity of the Fund is shorter now than it was a year ago.

[LOGO] How has the U.S. government's decision to repurchase Treasury securities affected the Fund?

It has had a positive influence on the Fund's returns, for the most part. The Fund's Treasury securities were its best-performing holdings during recent months. This was particularly true of 10-year and longer Treasuries. As 2000 began, the yield on 2-year Treasuries was around 6.25 percent, while yields on 30-year securities were nearly 6.50 percent. By the end of April, yields on 30-year securities had fallen to 5.96 percent, while yields on 2-year Treasuries stayed near 6.25 percent.

When short-term rates are higher than long-term rates, it has pronounced impacts on the rest of the bond market. Contrary to Treasury yields, corporate bond yields rise as maturities lengthen. While corporate bonds had positive total returns in this time period, they didn't do nearly as well as Treasuries.

Treasuries, particularly the 30-year bonds, vastly outperformed every sector of the bond market, especially since the beginning of 2000. While we like this performance, we're not convinced that Treasuries can continue their torrid pace for the rest of 2000. They may continue to do well over the next several months, but corporate bonds are trading at near-recession levels.

We do not believe this valuation is appropriate. While we have reduced our corporate exposure in favor of Treasuries and cash, it appears that corporate bonds are approaching very inexpensive levels. Much of the Fund's corporate exposure averages four to seven years in maturity, which has provided a buffer in the difference between Treasury and corporate yields. These corporate bonds have provided the Fund with solid interest income.

[LOGO] Where does the Fund go from here?

The recent past has shown it's not good to put all your eggs in one basket. Fixed-income investments have provided steady returns so far in 2000. We believe it's appropriate to take a long-term view of the bond market, rather than getting caught up in short-term interest rate swings. Investment-grade bonds can and do continue to provide attractive returns and stability in these uncertain times.

/s/ Alan D. Onstad

Alan D. Onstad
PORTFOLIO MANAGER

                                Credit Quality
                        ------------------------------

                           [PIE CHART APPEARS HERE]


                                                                 % of Net Assets
                                                                      4/30/00
                                                                      -------
 . AAA..........................................................          38%

 . AA...........................................................           2%

 . A............................................................          13%

 . BBB..........................................................          47%
                                                                 ---------------
                                                                  Total 100%

  Average Quality: A
  Average Maturity: 6.9 years

                              5 Largest Holdings
                        ------------------------------

                                                                 % of Net Assets
Security                                                              4/30/00
--------                                                              -------
U.S. Treasury Bonds............................................           5.0%
  Coupon Rate: 7.250%
  Maturity Date: 5/15/2016

Federal National Mortgage Association..........................           3.4%
  Coupon Rate: 6.500%
  Maturity Date: 6/1/2013

U.S. Treasury Bonds............................................           2.7%
  Coupon Rate: 8.750%
  Maturity Date: 5/15/2017

Government National Mortgage Association.......................           2.4%
  Coupon Rate: 6.500%
  Maturity Date: 3/15/2029

Government National Mortgage Association.......................           2.2%
  Coupon Rate: 7.500%
  Maturity Date: 8/15/2029

--------------------------------------------------------------------------------
                                                              April 30, 2000  21

                          THE AAL MUTUAL FUNDS ANNUAL

[PICTURE APPEARS HERE]

The AAL Money Market Fund

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[LOGO] How would you assess the Fund's performance?

According to data provided by Lipper, a mutual fund rating company, The AAL Money Market Fund's performance was in the top 40 percent for the one-year period ending April 30, 2000. Given the Fund's strategy of having a weighted average maturity (WAM) similar to its peers, we would expect the Fund to perform in line with the average Lipper Money Market peer group. For the year ending April 30, 2000, the Fund's average annual total return was 4.99 percent, compared with 4.82 percent for its Lipper peers.

 [LOGO] The Fund's weighted average maturity (WAM), or the number of days the Fund holds a particular issue, is about 10 days less than six months ago. What's causing this shortened maturity?

The Fund's WAM has remained close to its benchmark. The time has shortened due to the Federal Reserve Board's continuing raising of interest rates. We anticipate further tightening in the near future, so a shorter maturity allows us to act more quickly if interest rates change again.

                       % Average Annual Total Returns/1/
                       ---------------------------------
                               April 30, 2000

                                                              From     Inception
                                   1-Year  5-Year  10-Year  Inception     Date
                                   ---------------------------------------------
Class A (without sales charge)...  4.99%   4.99%    4.48%     5.10%      3/10/88
--------------------------------------------------------------------------------
Class B (without CDSC)...........  3.94%     NA       NA      3.99%       1/8/97
Class B/2/ (with CDSC)........... (1.06)%    NA       NA      3.44%       1/8/97
--------------------------------------------------------------------------------
Class I/3/.......................  5.36%     NA       NA      5.15%     12/29/97
--------------------------------------------------------------------------------
SEC Quarterly Standardized Returns as of March 31, 2000

Class A (without sales charge)...  4.88%   4.98%    4.50%     5.10%
Class B/2/ (with CDSC)........... (1.18)%    NA       NA      3.41%
Class I/3/.......................  5.24%     NA       NA      5.13%

----------------
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class B performance reflects the maximum contingent deferred sales charge
    (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares have no sales load and are for institutional shareholders only.

--------------------------------------------------------------------------------
22  The AAL Mutual Funds Annual Report

[LOGO] Are short-term U.S. Treasuries more attractive now or is much of the Fund still invested in commercial paper?

The Fund continues to invest primarily in top-quality commercial paper, as yields on it are very attractive. Commercial paper is unsecured, short-term debt issued by corporations for financing inventory and other concerns. It's usually issued at a discount reflecting prevailing market interest rates, with maturities of up to 270 days. Currently, commercial paper with a 90-day maturity offers approximately 0.37 percent more yield than a three-month U.S. Treasury Bill.

/s/ Michael R. Hilt

Michael R. Hilt
PORTFOLIO MANAGER

                              5 Largest Holdings
                            ----------------------

                                                                % of Net Assets
Security                                                              4/30/00
--------                                                              -------
Toyota Motor Credit Corporation................................           4.3%
  Coupon Rate: 5.950% - 6.040%
  Maturity Date: 5/18 - 6/20/2000

American General Finance Corporation...........................           4.2%
  Coupon Rate: 5.890% - 6.150%
  Maturity Date: 5/22 - 7/21/2000

Goldman Sachs Group, L.P.......................................           4.2%
  Coupon Rate: 5.900% - 6.160%
  Maturity Date: 5/1 - 7/20/2000

Merrill Lynch & Company, Inc...................................           4.2%
  Coupon Rate: 5.880% - 6.170%
  Maturity Date: 5/16 - 7/24/2000

General Motors Acceptance Corporation..........................           4.2%
  Coupon Rate: 5.880% - 6.260%
  Maturity Date: 5/12 -7/26/2000

Average Quality: First Tier
Average Maturity: 47 Days

                      $ Short-Term Investment Comparison
                    --------------------------------------
                                April 30, 2000
                          (BAR CHART APPEARS HERE)

The AAL Money Market Fund
30-Day Yield (Class A shares)                5.44%

Salomon Brothers
Short-Term Index*                            6.02%

*Salomon Brothers Short-Term Index is an unmanaged index composed of 1-month U.S. Treasury Bills

--------------------------------------------------------------------------------
                                                              April 30, 2000  23

The AAL Small Cap Stock Fund   SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Investment Objective
--------------------
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of small companies.

Shares        Common Stocks (94.6%)                                                Market Value
===============================================================================================
Basic Materials (6.6%)
----------------------
      27,600  Cambrex Corporation...............................................   $ 1,131,600
      75,600  Daisytek International Corporation*...............................       926,100
      53,300  Geon Company......................................................     1,165,937
     154,100  NS Group, Inc.*...................................................     2,446,338
      77,900  Pope & Talbot, Inc................................................     1,650,506
      55,900  Southdown, Inc....................................................     3,249,188
      27,600  Texas Industries, Inc.............................................       900,450
      60,600  U.S.Aggregates, Inc...............................................     1,030,200
      68,700  USX - US Steel Group..............................................     1,721,794
                                                      ----------------------------------------
                                                      Total Basic Materials         14,222,113
                                                      ----------------------------------------
Capital Goods (13.4%)
---------------------
      33,600  ACT Manufacturing, Inc.*..........................................     1,222,200
      32,600  Alliant Techsystems, Inc.*........................................     2,269,775
      12,400  Astec Industries, Inc.*...........................................       311,550
      44,500  Benchmark Electronics, Inc.*......................................     1,788,344
      26,100  C-Cornet Corporation*............................................     1,021,162
      20,000  Cognex Corporation*...............................................     1,137,500
      17,200  CTS Corporation...................................................     1,084,675
       6,600  Dionex Corporation*...............................................       240,075
      18,750  Dycom Industries, Inc.*...........................................       975,000
      19,800  Electro Scientific Industries, Inc.*..............................     1,248,637
      33,100  Graco, Inc........................................................     1,121,262
       9,500  Hadco Corporation*................................................       781,969
      17,100  Harman International Industries, Inc..............................     1,117,913
      23,900  KEMET Corporation*................................................     1,780,550
      15,000  Millipore Corporation.............................................     1,075,312
      25,100  Mueller Industries, Inc.*.........................................       826,731
      53,200  Oshkosh Truck Corporation.........................................     1,675,800
      50,000  Pentair, Inc......................................................     1,912,500
      13,300  Plexus Corporation*...............................................     1,019,113
      48,500  Power Integrations, Inc.*.........................................     1,103,375
      23,700  Precision Castparts Corporation*..................................       989,475
      47,500  Shaw Group, Inc.*.................................................     1,689,219
     195,800  TETRA Technologies, Inc...........................................     2,790,150
                                                      ----------------------------------------
                                                      Total Capital Goods           29,182,287
                                                      ----------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

-----------------------------------------------------------------------------
24  The AAL Mutual Funds Annual Report

The AAL Small Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares        Common Stocks (94.6%)                                                Market Value
===============================================================================================
Consumer Cyclicals (10.2%)
--------------------------
      50,100  Acxiom Corporation*...............................................   $ 1,352,700
      10,000  Catalina Marketing Corporation*...................................     1,012,500
      27,000  Columbia Sportswear Company*......................................       784,687
      45,500  DAMARK International, Inc.*.......................................     1,183,000
     146,600  Dura Automotive Systems, Inc.*....................................     2,382,250
      82,600  Furniture Brands International, Inc.*.............................     1,543,587
      35,600  Gentex Corporation*...............................................     1,148,100
      29,500  Getty Images, Inc.*...............................................       896,062
      35,900  Linens 'n Things, Inc.*...........................................     1,108,413
      22,300  Management Network Group, Inc.*...................................       395,825
      51,600  META Group, Inc.*.................................................     1,161,000
      23,900  Michaels Stores, Inc.*............................................       942,556
     252,400  Pier 1 Imports, Inc...............................................     2,871,050
      19,900  Profit Recovery Group International, Inc.*........................       349,494
      87,400  Ross Stores, Inc..................................................     1,813,550
      24,800  True North Communications, Inc....................................     1,021,450
      42,100  Williams-Sonoma, Inc.*............................................     1,457,713
      16,900  Zale Corporation*.................................................       697,125
                                                      ----------------------------------------
                                                      Total Consumer Cyclicals      22,121,062
                                                      ----------------------------------------
Consumer Staples (7.4%)
-----------------------
      52,100  Applebee's International, Inc.....................................     1,898,394
      29,600  Canandaigua Brands, Inc.*.........................................     1,491,100
      32,300  CEC Entertainment, Inc.*..........................................       969,000
      15,500  Emmis Communications Corporation*.................................       658,750
     121,500  Flowers Industries, Inc...........................................     1,852,875
      40,600  Hall, Kinion & Associates, Inc.*..................................       997,238
      93,500  Interim Services, Inc.*...........................................     1,601,187
      39,400  Jack in the Box, Inc.*............................................       965,300
      19,300  Patterson Dental Company*.........................................       928,813
      39,800  Pinnacle Holdings, Inc.*..........................................     2,236,263
      17,300  Priority Healthcare Corporation,Class B*..........................       957,987
      55,737  Tetra Tech, Inc.*.................................................     1,313,303
      19,500  United Natural Foods, Inc.*.......................................       294,937
                                                      ----------------------------------------
                                                      Total Consumer Staples        16,165,147
                                                      ----------------------------------------
Energy (5.9%)
-------------
      84,700  Cross Timbers Oil Company*........................................     1,222,856
      98,100  Global Industries,Ltd.*...........................................     1,397,925
     120,800  Key Energy Services, Inc.*........................................     1,177,800
      95,400  Precision Drilling Corporation*...................................     3,052,800
     110,100  Pride International, Inc.*........................................     2,491,013
      42,600  UTI Energy Corporation*...........................................     1,480,350
      65,400  Valero Energy Corporation.........................................     1,896,600
                                                      ----------------------------------------
                                                      Total Energy                  12,719,344
                                                      ----------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

-----------------------------------------------------------------------------
                                     The AAL Mutual Funds Annual Report      25

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

  Shares                 Common Stocks (94.6%)                                                   Market Value
  ===========================================================================================================
  Financials (9.9%)
  -----------------
      73,300             Annuity and Life Re (Holdings), Ltd...............................      $ 1,585,113
      70,100             Bank United Corporation...........................................        2,326,444
      30,000             Centura Banks, Inc................................................        1,239,375
      61,800             Commercial Federal Corporation....................................          961,763
     109,200             Community First Bankshares, Inc...................................        1,842,750
      93,400             Cullen/Frost Bankers, Inc.........................................        2,305,813
      62,700             First American Financial Corporation*.............................          967,931
      90,900             FirstMerit Corporation............................................        1,488,487
     100,300             Peoples Heritage Financial Group, Inc.............................        1,310,169
      75,500             Radian Group, Inc.................................................        3,845,781
       9,500             SEI Investments Company...........................................        1,134,062
       7,000             U.S. Trust Corporation............................................        1,077,125
      52,100             Waddell & Reed Financial, Inc.....................................        1,387,162
                                                                      --------------------------------------
                                                                      Total Financials            21,471,975
                                                                      ======================================
  Health Care (11.2%)
  -------------------
      54,200             Alpharma, Inc.....................................................        2,093,475
      27,000             Cephalon, Inc.*...................................................        1,518,750
      24,500             COR Therapeutics, Inc.*...........................................        1,866,594
      49,700             Cyberonics, Inc.*.................................................        1,012,637
      46,000             DUSA Pharmaceuticals, Inc.*.......................................          759,000
      33,000             Haemonetics Corporation*..........................................          759,000
      12,700             Human Genome Sciences, Inc.*......................................          972,344
      21,100             IDEC Pharmaceuticals Corporation*.................................        1,350,400
      45,300             IDEXX Laboratories, Inc.*.........................................        1,189,125
      30,450             Jones Pharma, Inc.................................................          877,340
      44,200             Ligand Pharmaceuticals, Inc.*.....................................          591,175
      37,100             Medicis Pharmaceutical Corporation*...............................        1,623,125
     134,400             Omnicare, Inc.....................................................        2,041,200
      10,200             Protein Design Labs, Inc.*........................................        1,035,300
      55,500             Renal Care Group, Inc.*...........................................        1,238,344
      21,000             ResMed, Inc.*.....................................................          714,000
      10,200             Techne Corporation*...............................................          725,475
      34,300             Universal Health Services, Inc.Class B*...........................        1,877,925
      20,800             Varian Medical Systems, Inc.*.....................................          832,000
      21,700             Vertex Pharmaceuticals, Inc.*.....................................        1,133,825
                                                                      --------------------------------------
                                                                      Total Health Care           24,211,034
                                                                      ======================================
  Technology (26.6%)
  ------------------
      21,900             Adaptive Broadband Corporation*...................................          711,750
      13,600             Advanced Fibre Communications, Inc.*..............................          621,350
      19,500             American Management Systems, Inc.*................................          721,500
      55,100             Apex, Inc.*.......................................................        1,628,894
      26,400             Aspect Communications Corporation*................................          937,200
      93,100             AVT Corporation*..................................................        1,029,919
      24,300             Aware, Inc.*......................................................          947,700
      28,500             BISYS Group, Inc.*................................................        1,783,031
      29,200             Burr-Brown Corporation*...........................................        1,989,250

The accompanying notes to the financial statements are an integral part of this schedule.

-------------------------------------------------------------------------------
26  The AAL Mutual Funds Annual Report

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

  Shares                 Common Stocks (94.6%)                                                   Market Value
  ===========================================================================================================

  Technology (26.6%) - continued
  ------------------------------
      19,600             C-Cube Microsystems, Inc.*.......................................       $ 1,259,300
      80,200             CIBER, Inc.*.....................................................         1,448,613
      24,200             CommScope, Inc.*.................................................         1,149,500
      94,700             Computer Network Technology Corporation*.........................         1,527,038
       1,600             Cytyc Corporation*...............................................            71,600
      30,000             Dallas Semiconductor Corporation.................................         1,288,125
      89,400             Deltek Systems, Inc.*............................................         1,089,562
      37,700             Digital Microwave Corporation*...................................         1,392,544
      11,700             HNC Software, Inc.*..............................................           579,150
      34,000             Hyperion Solutions Corporation*..................................         1,031,155
      31,200             Integrated Device Technology, Inc.*..............................         1,499,550
      22,900             International Rectifier Corporation*.............................         1,124,962
      47,900             InterVoice-Brite, Inc.*..........................................           763,406
      94,800             Kent Electronics Corporation*....................................         2,766,975
      15,400             Lattice Semiconductor Corporation*...............................         1,037,575
      69,200             Marchfirst, Inc.*................................................         1,474,825
      59,300             MedicaLogic, Inc.*...............................................           689,363
      25,400             Mercator Software, Inc.*.........................................           935,037
      37,500             Mercury Interactive Corporation*.................................         3,375,000
      29,300             Methode Electronics, Inc.........................................         1,220,984
      11,800             MICROS Systems, Inc.*............................................           474,950
      19,800             National Instruments Corporation*................................           965,250
     158,800             NOVA Corporation*................................................         5,022,050
      67,400             Photronics, Inc.*................................................         2,245,262
      46,100             Pinnacle Systems, Inc.*..........................................         1,106,400
      18,900             Plantronics, Inc.*...............................................         1,672,650
     168,600             RAVISENT Technologies, Inc.*.....................................         1,159,125
      17,000             Remedy Corporation*..............................................           903,125
      15,900             RSA Security, Inc.*..............................................           933,131
      74,300             S3, Inc.*........................................................         1,044,844
      40,500             ScanSource, Inc.*................................................         1,397,250
      13,500             Terayon Communication Systems, Inc.*.............................         1,255,500
      28,800             Verity, Inc.*....................................................           934,200
      39,700             Xircom, Inc.*....................................................         1,565,669
      16,700             Zebra Technologies Corporation*..................................           951,900
                                                            ------------------------------------------------
                                                            Total Technology                      57,726,164
                                                            ================================================
  Transportation (1.4%)
  ---------------------
      24,300             Midwest Express Holdings, Inc.*...................................          615,094
      45,100             Teekay Shipping Corporation.......................................        1,479,844
      21,200             USFreightways Corporation.........................................          988,450
                                                            ------------------------------------------------
                                                            Total Transportation                   3,083,388
                                                            ================================================


The accompanying notes to the financial statements are an integral part of this schedule.

-------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report 27

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

  Shares                 Common Stocks (94.6%)                                                   Market Value
  ===========================================================================================================
  Utilities (2.0%)
  ----------------
      94,800             MDU Resources Group, Inc.........................................       $  2,067,825
      49,000             Philadelphia Suburban Corporation................................          1,176,000
      40,200             Washington Gas Light Company.....................................          1,030,125
                                                            -------------------------------------------------
                                                            Total Utilities                         4,273,950
                                                            =================================================

                                                            -------------------------------------------------
                                                            Total Common Stocks
                                                            (cost basis $177,541,806)             205,176,464
                                                            -------------------------------------------------

  Principal Amount     Short-Term Investments (6.0%)         Interest Rate/1/      Maturity Date
  ===============================================================================================
  $3,304,000           AT&T Corporation......................         5.980%         5/1/2000       3,304,000
   7,478,000           Ford Motor Credit Company.............   5.940-5.990      5/3-5/5/2000       7,474,389
   2,294,000           General Electric Capital Corporation..         5.900          5/2/2000       2,293,620

                                                            -------------------------------------------------
                                                            Total Short-Term Investments
                                                            (amortized cost basis $13,072,009)     13,072,009
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            TOTAL INVESTMENTS (100.6%)
                                                            (amortized cost basis $190,613,815)   218,248,473
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            Other Assets, Less Liabilities (-0.6%) (1,287,816)
                                                            -------------------------------------------------

                                                            -------------------------------------------------
                                                            Net Assets (100%)                   $216,960,657
                                                            -------------------------------------------------

  * Non-income producing security

----------------
/1/ The interest rate reflects the discount rate at the date of purchase. See Page 87 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
28 The AAL Mutual Funds Annual Report

The AAL Mid Cap Stock Fund    SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO] Investment Objective
---------------------------
The Fund seeks long-term capital growth by investing in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies.

                                                              Mid Cap Stock Fund

Shares                  Common Stocks (92.1%)                                               Market Value
============================================================================================================
Basic Materials (5.9%)
----------------------
        75,000          Bowater Inc.* ...................................................    $ 4,125,000
       114,900          Champion International Corporation ..............................      7,554,675
        97,000          Rayonier, Inc. ..................................................      4,552,938
       671,900          RPM, Inc. .......................................................      6,802,987
       105,600          Sealed Air Corporation* .........................................      5,874,000
       217,200          Southdown, Inc. .................................................     12,624,750
       230,600          USX-US Steel Group ..............................................      5,779,412
                                                          --------------------------------------------------
                                                          Total Basic Materials               47,313,762
                                                          ==================================================

Capital Goods (7.7%)
--------------------
       162,100          Jabil Circuit, Inc.* ............................................      6,635,969
        42,300          MasTec, Inc.* ...................................................      3,653,662
       321,900          Pentair, Inc. ...................................................     12,312,675
       709,300          Republic Services, Inc.* ........................................      9,708,544
       100,500          Sanmina Corporation* ............................................      6,036,281
       120,600          SPX Corporation* ................................................     13,250,925
        79,200          Symbol Technologies, Inc. .......................................      4,415,400
        69,700          Vishay Intertechnology, Inc.* ...................................      5,846,088
                                                          --------------------------------------------------
                                                          Total Capital Goods                 61,859,544
                                                          ==================================================

Communication Services (0.7%)
-----------------------------
        54,200          Telephone and Data Systems, Inc. ................................      5,528,400
                                                          --------------------------------------------------
                                                          Total Communication Services         5,528,400
                                                          ==================================================

Consumer Cyclicals (7.0%)
-------------------------
       205,800          A. H. Belo Corporation* .........................................      3,434,287
       184,300          Cintas Corporation ..............................................      7,302,887
       176,000          Circuit City Stores, Inc. -Circuit City Group ...................     10,351,000
       376,900          Furniture Brands International, Inc.* ...........................      7,043,319
       208,000          Houghton Mifflin Company ........................................      8,645,000
        79,200          Reader's Digest Association, Inc. ...............................      2,534,400
       116,000          Reader's Digest Association, Inc. Trust Automatic Common ........      3,306,000
                        Exchange Securities
        87,700          Tandy Corporation ...............................................      4,998,900
       243,100          Tower Automotive, Inc.* .........................................      3,798,438
       138,300          Williams-Sonoma, Inc.* ..........................................      4,788,638
                                                          --------------------------------------------------
                                                          Total Consumer Cyclicals            56,202,869
                                                          ==================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  29

The AAL Mid Cap Stock Fund - continued   SCHEDULE OF INVESTMENTS AS OF APRIL 30,
2000

Shares                  Common Stocks (92.1%)                                               Market Value
============================================================================================================
Consumer Staples (8.9%)
-----------------------
        71,800          Adelphia Communications Corporation* ............................    $ 3,558,588
       495,200          Blockbuster, Inc. ...............................................      5,137,700
       418,000          Keebler Foods Company ...........................................     13,140,875
        66,500          Manpower, Inc.* .................................................      2,348,281
       155,050          Outback Steakhouse, Inc.* .......................................      5,077,887
       103,200          Pixar, Inc.* ....................................................      3,837,750
       298,500          Starbucks Corporation* ..........................................      9,024,939
       113,600          Univision Communications, Inc.* .................................     12,410,800
       502,800          USA Networks, Inc.* .............................................     11,564,400
       163,600          Valassis Communications, Inc.* ..................................      5,572,625
                                                          --------------------------------------------------
                                                          Total Consumer Staples              71,673,845
                                                          ==================================================

Energy (8.8%)
-------------
       131,700          Baker Hughes, Inc.* .............................................      4,189,706
        97,200          BJ Services Company* ............................................      6,828,300
       564,100          EOG Resources, Inc. .............................................     14,031,988
       161,600          Global Marine Inc.* .............................................      3,878,400
       222,000          Grant Prideco, Inc.* ............................................      4,273,500
       234,700          Nabors Industries, Inc.* ........................................      9,255,981
       237,000          Noble Drilling Corporation* .....................................      9,465,187
       273,300          Precision Drilling Corporation* .................................      8,745,600
       164,600          Tosco Corporation ...............................................      5,277,488
       118,600          Weatherford International, Inc.* ................................      4,818,125
                                                          --------------------------------------------------
                                                          Total Energy                        70,764,275
                                                          ==================================================

Financials (9.0%)
-----------------
       143,500          Countrywide Credit Industries, Inc. .............................      3,964,188
       281,300          First Industrial Realty Trust, Inc. .............................      8,456,581
       365,800          Golden State Bancorp, Inc.* .....................................      5,624,175
        15,000          M&T Bank Corporation ............................................      6,588,750
       100,700          Marshall & Ilsley Corporation ...................................      4,676,256
       159,900          MGIC Investment Corporation .....................................      7,645,219
       338,300          North Fork Bancorporation, Inc. .................................      5,476,231
       183,155          Old Kent Financial Corporation ..................................      5,517,544
       554,600          Peoples Heritage Financial Group, Inc. ..........................      7,244,462
       183,900          Protective Life Corporation .....................................      4,379,119
       266,300          SouthTrust Corporation ..........................................      6,357,913
       156,300          Zions Bancorporation ............................................      6,486,450
                                                          --------------------------------------------------
                                                          Total Financials                    72,416,888
                                                          ==================================================

Health Care (10.3%)
------------------
        36,200          Affymetrix, Inc.* ...............................................      4,889,263
       310,000          Elan Corporation plc ADR* .......................................     13,291,250
       103,900          Forest Laboratories, Inc.* ......................................      8,734,094
       128,400          Genzyme Corporation* ............................................      6,267,525
       389,800          Health Management Associates, Inc.* .............................      6,212,437
       205,200          IVAX Corporation* ...............................................      5,617,350
        64,400          MedImmune, Inc.* ................................................     10,299,975

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
30  The AAL Mutual Funds Annual Report

The AAL Mid Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

                                                               MidCap Stock Fund

Shares                  Common Stocks (92.1%)                                               Market Value
============================================================================================================
Health Care (10.3%)-continued
-----------------------------
       78,100           Millennium Pharmaceuticals, Inc.* ...............................    $  6,199,187
       64,300           MiniMed, Inc.* ..................................................       7,904,881
       83,400           Sepracor, Inc.* .................................................       7,672,800
       83,000           Stryker Corporation .............................................       5,965,625
                                                          --------------------------------------------------
                                                          Total Health Care                    83,054,387
                                                          ==================================================

Technology (25.7%)
------------------
        48,700          Altera Corporation* .............................................       4,979,575
        52,400          Analog Devices, Inc.* ...........................................       4,024,975
       187,600          Atmel Corporation* ..............................................       9,180,675
       166,550          Burr-Brown Corporation* .........................................      11,346,219
       135,500          Cabletron Systems, Inc.* ........................................       3,099,563
        77,500          Carrier Access Corporation* .....................................       3,380,938
        51,800          CheckFree Holdings Corporation* .................................       2,632,088
       194,200          Comdisco, Inc. ..................................................       6,032,337
        66,100          Comverse Technology, Inc.* ......................................       5,895,294
       306,575          Concord EFS, Inc.* ..............................................       6,859,616
       156,000          Cypress Semiconductor Corporation* ..............................       8,102,250
        45,000          Cytyc Corporation* ..............................................       2,013,750
        35,300          DST Systems, Inc.* ..............................................       2,618,819
        49,800          Electronic Arts, Inc.* ..........................................       3,012,900
       108,000          Fiserv, Inc.* ...................................................       4,961,250
       247,100          Integrated Device Technology, Inc.* .............................      11,876,244
       139,600          Intersil Holding Corporation* ...................................       4,886,000
       194,900          Intuit, Inc.* ...................................................       7,004,219
       144,200          LSI Logic Corporation*...........................................       9,012,500
        25,000          Macromedia, Inc.* ...............................................       2,175,000
       164,600          Maxim Integrated Products, Inc.* ................................      10,668,138
       110,800          Mercator Software, Inc.* ........................................       4,078,825
        18,500          Mercury Interactive Corporation*.................................       1,665,000
       121,400          Network Associates, Inc.* .......................................       3,088,112
       154,200          Novellus Systems, Inc.* .........................................      10,283,212
       436,300          Parametric Technology Company* ..................................       3,558,550
        84,500          Portal Software, Inc.* ..........................................       3,876,437
        68,100          QLogic Corporation* .............................................       6,831,281
        52,800          Rational Software Corporation* ..................................       4,494,600
       167,900          Siebel Systems, Inc.* ...........................................      20,630,712
        34,100          Teradyne, Inc.* .................................................       3,751,000
        25,900          VeriSign, Inc.* .................................................       3,609,812
       116,700          Vitesse Semiconductor Corporation* ..............................       7,942,894
        53,200          Waters Corporation* .............................................       5,040,700
        35,000          Westell Technologies, Inc.* .....................................         995,312
        31,700          Xilinx, Inc.* ...................................................       2,322,025
                                                          --------------------------------------------------
                                                          Total Technology                    205,930,822
                                                          ==================================================
Utilities (8.1%)
----------------
       584,700          Azurix Corporation* .............................................       4,092,900
        55,200          Calpine Corporation* ............................................       5,050,800

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  31

The AAL Mid Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares                  Common Stocks (92.1%)                                                 Market Value
===============================================================================================================
Utilities (8.1%)-continued
--------------------------
        59,900          DQE, Inc. .......................................................    $  2,291,175
       126,200          Dynegy, Inc.* ...................................................       8,258,212
       442,850          MDU Resources Group, Inc. .......................................       9,659,666
        91,500          Montana Power Company ...........................................       4,031,719
       277,400          National Fuel Gas Company .......................................      13,159,163
       264,000          Niagara Mohawk Power Corporation* ...............................       3,663,000
       167,500          NICOR, Inc. .....................................................       5,674,062
       476,300          NiSource, Inc. ..................................................       8,811,550
                                                              -----------------------------------------------
                                                              Total Utilities                  64,692,247
                                                              ===============================================

                                                              -----------------------------------------------
                                                              Total Common Stocks
                                                              (cost basis $657,268,149)       739,437,039

                                                              ===============================================

Principal Amount        Long-Term Fixed Income Investments(1.1%)        Interest Rate  Maturity
===============================================================================================
Industrial-Services (1.1%)
--------------------------
  $  1,160,000          BEA Systems, Inc., Convertible Bonds ............   4.000%     6/15/2005       8,501,350
                                                              ------------------------------------------------------
                                                              Total Long-Term Fixed Income Investments
                                                              (amortized cost basis $1,886,127)        8,501,350
                                                              ------------------------------------------------------

                                                              ------------------------------------------------------
                                                              Total Long-Term Investments
                                                              (amortized cost basis $659,154,276)    747,938,389
                                                              ======================================================

                        Short-Term Investments (5.3%)/1/
                        =============================================
    16,353,000          AT&T Corporation ........................... 5.970-5.980     5/1-5/2/2000     16,351,080
     5,921,000          General Motors Acceptance Corporation ......       6.050        5/30/2000      5,892,143
     4,318,000          Gillette Company ...........................       6.000        5/12/2000      4,310,084
     8,594,000          Ford Motor Credit Company .................. 5.940-5.990     5/3-5/5/2000      8,589,726
     3,792,000          Toyota Motor Credit Corporation ............       5.960        5/11/2000      3,785,722
     3,369,000          Transamerica Finance Corporation ...........       6.170        5/31/2000      3,351,678
                                                              ------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $42,280,433)      42,280,433
                                                              ------------------------------------------------------

                                                              ------------------------------------------------------
                                                              TOTAL INVESTMENTS (98.5%)
                                                              (amortized cost basis $701,434,709)    790,218,822
                                                              ------------------------------------------------------

                                                              ------------------------------------------------------
                                                              Other Assets,Less Liabilities (1.5%)    12,172,268
                                                              ------------------------------------------------------

                                                              ------------------------------------------------------
     *Non-Income Producing Security                           Total Net Assets (100.0%)             $802,391,090
                                                              ======================================================

---------------
/1/ The Interest rate reflects the discount rate at the date of purchase. See page 87 for a complete discussion of Investment Terms.

     The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
32  The AAL Mutual Funds Annual Report

The AAL International Fund   SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO] Investment Objective
---------------------------
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

                                                              International Fund

Shares        Common Stocks (95.5%)                              Industry                             Market Value
================================================================================================================
Brazil (0.8%)
-------------
  85,735      Embratel Participacoes SA ADR ...................  Telephone                              $1,929,038
                                                       -----------------------------------------------------------
                                                        Total Brazil                                     1,929,038
                                                       ===========================================================

Canada (3.8%)
-------------
  56,300      BCE, Inc. .......................................  Telephone-Cellular & Wireless           6,516,468
  53,300      Seagram Company, Ltd. ...........................  Entertainment                           2,800,435

                                                       -----------------------------------------------------------
                                                        Total Canada                                     9,316,903
                                                       ===========================================================

France (9.9%)
-------------
   71,865     Aventis SA ......................................  Pharmaceuticals                        3,961,940
   32,240     Carrefour SA ....................................  Retail-Food Chains                     2,103,503
   78,254     Rhodia SA .......................................  Chemicals                              1,454,694
   25,350     Suez Lyonnaise des Eaux SA ......................  Water Utilities                        3,984,759
   25,980     Total Fina Elf SA ...............................  Oil & Gas Exploration/Production       3,951,214
   45,305     Valeo SA ........................................  Auto Parts & Equipment                 2,518,320
   63,381     Vivendi .........................................  Services-Commercial & Consumer         6,283,810

                                                       -----------------------------------------------------------
                                                        Total France                                   24,258,240
                                                       ===========================================================

Germany (12.3%)
---------------
   49,788     Aventis SA* .....................................  Chemicals                              2,708,533
  103,182     Bayerische Motoren Werke (BMW) AG ...............  Manufacturing-Specialized              2,707,893
   64,966     Dresdner Bank AG ................................  Banks-Major Regional                   2,658,077
   70,867     Metallgesellschaft AG ...........................  Chemicals                              1,117,185
    7,142     SAP AG ..........................................  Computer Software/Services             4,142,412
   29,690     Siemens AG ......................................  Manufacturing-Diversified              4,328,777
    1,155     United Internet AG* .............................  Services-Advertising & Marketing         282,067
   37,044     Veba AG .........................................  Manufacturing-Diversified              1,805,954
2,242,424     Vodafone AirTouch plc* ..........................  Telephone-Cellular & Wireless          10,360,022

                                                       -----------------------------------------------------------
                                                        Total Germany                                  30,110,920
                                                       ===========================================================

Greece (0.4%)
-------------
  40,120      Hellenic Telecommunications Organization SA .....  Telephone                                902,560

                                                       -----------------------------------------------------------
                                                        Total Greece                                      902,560
                                                       ===========================================================

Hong Kong (2.9%)
----------------
 604,000     China Telecom, Ltd.* ............................  Telephone-Cellular & Wireless           4,361,920
 192,000     Hutchison Whampoa, Ltd. .........................  Financial-Diversified                   2,797,792

                                                       -----------------------------------------------------------
                                                        Total Hong Kong                                 7,159,712
                                                       ===========================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  33

The AAL International Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares        Common Stocks (95.5%)                              Industry                             Market Value
================================================================================================================
Hungary (0.4%)
--------------
   18,400    Gedeon Richter Rt. ................................ Pharmaceuticals                       $ 1,020,617

                                                      ------------------------------------------------------------
                                                                         Total Hungary                   1,020,617
                                                      ============================================================
Italy (5.8%)
------------
1,021,743    Banca Nazionale del Lavoro ........................Banks-Major Regional                     3,351,809
  359,700    Mediaset SpA ......................................TV, Radio, Cable                         5,850,779
  331,512    Telecom Italia Mobile SpA .........................Telephone-Cellular & Wireless            3,171,930
  443,900    UniCredito Italiano SpA ...........................Banks-Major Regional                     1,804,077

                                                      ------------------------------------------------------------
                                                                         Total Italy                    14,178,595
                                                      ============================================================
Japan (22.3%)
-------------
  615,000    Fuji Bank, Ltd. ...................................Banks-Major Regional                     5,121,605
   87,000    Fujitsu, Ltd. .....................................Communications Equipment                 2,463,367
   78,000    Kao Corporation ...................................Personal Care                            2,374,537
   11,200    Matsushita Communication Industrial Company, Ltd. .Telephone-Cellular & Wireless            1,755,577
   20,000    Murata Manufacturing Company, Ltd. ................Electronic Component Distributors        3,886,312
  162,000    Nikko Securities Company, Ltd. ....................Financial-Diversified                    1,911,233
      186    Nippon Telegraph & Telephone Corporation ..........Telephone                                2,306,249
  120,000    Nomura Securities Company, Ltd. ...................Financial-Diversified                    3,020,220
      285    NTT DoCoMo, Inc. ..................................Telephone-Cellular & Wireless            9,520,077
   77,000    Pioneer Corporation ...............................House Furnishings                        2,101,847
   14,100    Rohm Company, Ltd. ................................Semiconductors                           4,722,980
  488,000    Sakura Bank, Ltd. .................................Banks-Major Regional                     3,422,768
  127,000    Sanwa Bank, Ltd. ..................................Banks-Major Regional                     1,226,853
    5,040    Shohkoh Fund & Company, Ltd. ......................Financial-Diversified                      900,070
    6,300    Softbank Corporation ..............................Financial-Diversified                    1,550,639
   72,000    Takeda Chemical Industries, Ltd. ..................Pharmaceuticals                          4,736,860
   16,000    Takefuji Corporation ..............................Financial-Diversified                    1,692,211
   36,000    Yamanouchi Pharmaceutical Company, Ltd. ...........Pharmaceuticals                          1,902,072

                                                      ------------------------------------------------------------
                                                                         Total Japan                    54,615,477
                                                      ============================================================
Mexico (1.2%)
-------------
   50,430   Telefonos de Mexico SA ADR .............................Telephone                            2,965,914

                                                            ------------------------------------------------------
                                                             Total Mexico                                2,965,914
                                                            ======================================================
Netherlands (13.5%)
-------------------
   43,699   Gucci Group NV ......................................... Retail-Specialty Apparel            3,829,125
   65,938   ING Groep NV ........................................... Banks-Major Regional                3,606,341
   98,828   Koninklijke (Royal) Philips Electronics NV ............. Electronic Component Distributors   4,419,072
   56,320   KPNQwest NV* ........................................... Telephone                           2,345,384
   29,883   Laurus NV .............................................. Foods                                 319,961
  107,399   Royal KPN NV* .......................................... Telephone                          10,848,532
   13,347   Vendex KBB NV .......................................... Retail-Department Stores              206,152
  133,881   Verenigde Nederlands Uitgeversbedrijven Verenigd Bezit . Publishing                          7,179,604
   35,619   World Online International NV* ......................... Services-Computer Systems             480,373

                                                       -----------------------------------------------------------
                                                          Total Netherlands                             33,234,544
                                                       ===========================================================
Singapore (1.1%)
----------------
  195,000   DBS Group Holdings, Ltd. ............................... Banks-Major Regional                2,683,905

                                                      ------------------------------------------------------------
                                                         Total Singapore                                 2,683,905
                                                      ============================================================

The accompanying notes to the Financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
34  The AAL Mutual Funds Annual Report

The AAL International Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares        Common Stocks (95.5%)                              Industry                             Market Value
================================================================================================================
South Korea (1.8%)
------------------
  53,585      Korea Telecom Corporation ADR....................  Telephone-Cellular & Wireless          $1,848,682
   4,229      Samsung Electronics GDR/2/.......................  Electronic Component Distributors         571,634
  60,778      SK Telecom Company, Ltd. ADR.....................  Telephone-Cellular & Wireless           1,948,695

                                               -------------------------------------------------------------------
                                                Total South Korea                                        4,369,011
                                               ===================================================================
Spain (1.8%)
------------
 193,793     Telefonica SA*..................................    Telephone                               4,322,993
                                               -------------------------------------------------------------------
                                                Total Spain                                              4,322,993
                                               ===================================================================
Sweden (2.1%)
-------------
  59,448     Telefonaktiebolaget LM Ericsson AB..............   Telephone-Cellular & Wireless            5,292,264

                                               -------------------------------------------------------------------
                                                               Total Sweden                              5,292,264
                                               ===================================================================
Switzerland (1.9%)
------------------
   5,753     Clariant AG.....................................  Chemicals                                 2,103,247
   1,890     Novartis AG.....................................  Health Care-Drugs                         2,646,330
                                               -------------------------------------------------------------------
                                                 Total Switzerland                                       4,749,577
                                               ===================================================================

United Kingdom (13.5%)
----------------------
  99,904     AstraZeneca Group plc..........................  Pharmaceuticals                            4,206,566
 619,500     British Aerospace plc..........................  Aerospace/Defense                          3,860,364
 283,187     Cable & Wireless Communications plc............  Telephone-Cellular & Wireless              4,719,045
 436,950     Diageo plc.....................................  Beverages-Non-Alcoholic                    3,544,963
  22,110     Energis plc*...................................  Telephone-Cellular & Wireless              1,096,678
 125,826     Glaxo Wellcome plc.............................  Pharmaceuticals                            3,910,037
 177,965     Railtrack Group plc............................  Railroads                                  2,287,564
 491,313     Reed International plc.........................  Publishing                                 3,432,503
 424,200     Somerfield plc.................................  Retail-Food Chains                           381,654
 285,768     Telewest Communications plc*...................  TV, Radio, Cable                           1,759,501
 828,976     Vodafone AirTouch plc..........................  Telephone-Cellular & Wireless              3,806,986

                                               -------------------------------------------------------------------
                                                 Total United Kingdom                                   33,005,861
                                               ===================================================================

                                                 Total Common Stocks
                                                 (cost basis $187,379,103)                             234,116,131
                                               ===================================================================



Principal Amount   Short-Term Investments (4.3%)               Interest Rate /1/   Maturity Date
==================================================================================================
$10,500,000        United Parcel Service of America, Inc.      5.940%              5/1/2000             10,500,000


                                                           Total Short-Term Investments
                                                           (amortized cost basis $10,500,000)           10,500,000


                                                           TOTAL INVESTMENTS (99.8%)
                                                           (amortized cost basis $197,879,103)         244,616,131

                                                   ===============================================================
                                                           Other Assets, Less Liabilities (0.2%)           540,641

                                                   ===============================================================
                                                           Total Net Assets (100.0%)$245,156,772

                                                   ===============================================================
*Non income-producing security

--------------
/1/  The interest rate reflects the discount rate at the date of purchase.

/2/144A security
See page 87 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                         The AAL Mutual Funds Annual Report   35

The AAL International Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

               AAL International Fund Stock Sector Allocations   % of Net Assets

         ====================================================================

              Telephone-Cellular & Wireless.............................22.2
              Telephone.................................................10.5
              Banks-Major Regional.......................................9.7
              Pharmaceuticals............................................8.1
              Financial-Diversified......................................4.8
              Cash & Equivalents.........................................4.5
              Publishing.................................................4.3
              Electronic Component Distributors..........................3.6
              TV, Radio, Cable...........................................3.1
              Chemicals..................................................3.0
              Services-Commercial & Consumer.............................2.6
              Manufacturing-Diversified..................................2.5
              Semiconductors.............................................1.9
              Computer Software/Services.................................1.7
              Water Utilities............................................1.6
              Oil & Gas Exploration/Production...........................1.6
              Retail-Specialty Apparel...................................1.6
              Aerospace/Defense..........................................1.6
              Beverages-Non-Alcoholic....................................1.5
              Entertainment..............................................1.1
              Manufacturing-Specialized..................................1.1
              Health Care Drugs..........................................1.1
              Retail-Food Chains.........................................1.0
              Auto Parts & Equipment.....................................1.0
              Communications Equipment...................................1.0
              Personal Care..............................................1.0
              House Furnishings..........................................0.9
              Railroads..................................................0.9
              Services-Computer Systems..................................0.2
              Services-Advertising & Marketing...........................0.1
              Foods......................................................0.1
              Retail-Department Stores...................................0.1

  --------------------------------------------------------------------------
                     Total                                             100.0
  ==========================================================================

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------
36   The AAL Mutual Funds Annual Report

The AAL Capital Growth Fund     SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO] Investment Objective
---------------------------
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Shares                     Common Stocks (94.1%)                                                 Market Value
===============================================================================================================
Basic Materials (0.2%)
----------------------
        47,250             Corn Products International, Inc. ................................     $  1,134,000
       169,900             Eastman Chemical Company .........................................        8,887,894
                                                          ----------------------------------------------------
                                                           Total Basic Materials                    10,021,894
                                                          ====================================================

Capital Goods (6.6%)
--------------------
       457,000             Cordant Technologies, Inc. .......................................       25,877,625
     1,185,400             General Electric Company .........................................      186,404,150
       645,700             Herman Miller, Inc. ..............................................       17,676,037
       298,662             Honeywell International, Inc. ....................................       16,725,072
       102,800             PACCAR, Inc. .....................................................        4,889,425
       206,000             Rockwell International Corporation ...............................        8,111,250
       424,800             United Technologies Corporation ..................................       26,417,250
                                                          ----------------------------------------------------
                                                           Total Capital Goods                     286,100,809
                                                          ====================================================

Communication Services (4.8%)
-----------------------------
     1,736,843             AT&T Corporation .................................................       81,088,858
       701,800             Bell Atlantic Corporation ........................................       41,581,650
       470,600             MCI WorldCom, Inc.* ..............................................       21,382,887
       909,939             SBC Communications, Inc. .........................................       39,866,702
       274,000             Sprint Corporation ...............................................       16,851,000
       137,000             Sprint Corporation (PCS Group)* ..................................        7,535,000
                                                          ----------------------------------------------------
                                                           Total Communication Services            208,306,097
                                                          ====================================================

Consumer Cyclicals (7.4%)
-------------------------
       339,900             Family Dollar Stores, Inc. .......................................        6,479,344
       344,900             Gannett Company, Inc. ............................................       22,030,488
     1,407,000             Harley-Davidson, Inc. ............................................       56,016,188
       453,400             New York Times Company ...........................................       18,674,412
     2,032,400             Ross Stores, Inc. ................................................       42,172,300
     1,084,500             Tiffany and Company ..............................................       78,829,594
       111,600             Times Mirror Company .............................................       10,887,975
     1,538,500             Wal-Mart Stores, Inc. ............................................       85,194,437
                                                          ----------------------------------------------------
                                                           Total Consumer Cyclicals                320,284,738
                                                          ====================================================

Consumer Staples (20.7%)
------------------------
       269,000             Adelphia Communications Corporation* .............................       13,332,313
       405,800             Alberto-Culver Company ...........................................        9,587,025
       271,900             Cablevision Systems Corporation* .................................       18,404,231
     3,145,700             Comcast Corporation* .............................................      126,024,606

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  37

The AAL Capital Growth Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares                     Common Stocks (94.1%)                                                 Market Value
==============================================================================================================
Consumer Staples (20.7%) - continued
------------------------------------
     3,149,200             Cox Communications, Inc.* ........................................     $134,825,125
       114,200             Dean Foods Company ...............................................        2,797,900
     1,303,000             General Mills, Inc. ..............................................       47,396,625
       389,000             Kimberly-Clark Corporation .......................................       22,586,313
     1,775,616             Liberty Media Group* .............................................       88,669,824
     1,800,149             MediaOne Group, Inc.* ............................................      136,136,268
       547,300             MediaOne Group, Inc. Convertible Securities ......................       25,381,038
     1,743,900             Philip Morris Companies, Inc. ....................................       38,147,812
       564,400             Safeway, Inc.* ...................................................       24,904,150
       748,400             Time Warner, Inc. ................................................       67,309,225
     3,981,700             Walgreen Company .................................................      111,985,312
       739,200             Walt Disney Company ..............................................       32,016,600
                                                           ---------------------------------------------------
                                                           Total Consumer Staples                  899,504,367
                                                           ===================================================
Energy (6.3%)
-------------
       324,200             Apache Corporation,Inc............................................       15,703,437
       662,200             BP Amoco plc ADR..................................................       33,772,200
       235,800             Chevron Corporation...............................................       20,072,475
       434,300             ENSCO International, Inc..........................................       14,413,331
     1,059,200             EOG Resources, Inc................................................       26,347,600
     1,136,000             Exxon Mobil Corporation...........................................       88,253,000
       392,700             Halliburton Company...............................................       17,352,431
       400,400             Nabors Industries, Inc.*..........................................       15,790,775
       760,900             Royal Dutch Petroleum Company ADR.................................       43,656,638
                                                           ---------------------------------------------------
                                                           Total Energy                            275,361,887
                                                           ===================================================
Financials (14.6%)
------------------
       419,900             American Express Company..........................................       63,011,244
     1,354,768             American International Group,Inc..................................      148,601,115
       122,800             Associates First Capital Corporation..............................        2,724,625
       634,800             Bank of America Corporation.......................................       31,105,200
       735,500             CIGNA Corporation.................................................       58,656,125
     1,050,100             Citigroup, Inc....................................................       62,415,319
       716,100             Fannie Mae........................................................       43,189,781
        28,500             Hartford Life, Inc................................................        1,403,625
       520,200             Household International, Inc......................................       21,718,350
       409,800             J.P.Morgan & Company, Inc.........................................       52,608,075
     1,003,693             MBNA Corporation..................................................       26,660,595
       553,300             MGIC Investment Corporation.......................................       26,454,656
       757,100             Morgan Stanley Dean Witter & Company..............................       58,107,425
     1,006,000             National City Corporation.........................................       17,102,000
       197,700             Northern Trust Corporation........................................       12,677,513
       245,040             Starwood Hotels & Resorts Worldwide, Inc..........................        6,968,325
                                                           ---------------------------------------------------
                                                           Total Financials                        633,403,973
                                                           ===================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
38  The AAL Mutual Funds Annual Report

The AAL Capital Growth Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares                 Common Stocks (94.1%)                                            Market Value
========================================================================================================
Health Care (9.2%)
------------------
     377,700           Elan Corporation plc ADR*......................................  $   16,193,887
     568,200           Eli Lilly & Company............................................      43,928,963
     666,900           Johnson & Johnson..............................................      55,019,250
     441,100           Medtronic, Inc. ...............................................      22,909,631
   1,580,800           Merck & Company, Inc. .........................................     109,865,600
   2,358,300           Pfizer, Inc. ..................................................      99,343,388
     687,700           Schering-Plough Corporation....................................      27,722,906
     328,000           Wellpoint Health Networks, Inc.* ..............................      24,190,000
                                                --------------------------------------------------------
                                                Total Health Care                          399,173,625
                                                ========================================================
Technology (23.7%)
------------------
   2,888,200           ADC Telecommunications, Inc.* .................................     175,458,150
     217,200           Arrow Electronics, Inc.* ......................................       9,516,075
      16,300           At Home Corporation* ..........................................         303,588
   1,569,100           Automatic Data Processing, Inc. ...............................      84,437,194
   2,357,500           Cisco Systems, Inc.* ..........................................     163,440,996
     248,975           Computer Associates International, Inc. .......................      13,895,917
     237,400           Computer Sciences Corporation* ................................      19,362,937
     659,766           First Data Corporation ........................................      32,122,357
     296,000           Gateway, Inc.* ................................................      16,354,000
     179,500           Hewlett-Packard Company .......................................      24,232,500
   1,633,700           Intel Corporation .............................................     207,173,581
   1,718,648           Lucent Technologies, Inc. .....................................     106,878,422
     827,000           Microsoft Corporation* ........................................      57,683,250
     415,200           Motorola, Inc. ................................................      49,434,750
     378,900           National Data Corporation .....................................      10,514,475
   1,126,500           Tellabs, Inc.* ................................................      61,746,281
                                                --------------------------------------------------------
                                                Total Technology                         1,032,554,473
                                                ========================================================
Transportation (0.1%)
---------------------
      90,600           CNF Transportation, Inc. ......................................       2,531,138
                                                --------------------------------------------------------
                                                Total Transportation                         2,531,138
                                                ========================================================
Utilities (0.5%)
----------------
     256,300           Columbia Energy Group .........................................      16,082,825
     245,000           Entergy Corporation ...........................................       6,232,188
                                                --------------------------------------------------------
                                                Total Utilities                             22,315,013
                                                ========================================================

                                                --------------------------------------------------------
                                                Total Common Stocks
                                                (cost basis $1,842,681,903)              4,089,558,014
                                                ========================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  39

The AAL Capital Growth Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount   Short-Term Investments (6.4%)                             Interest Rate/1/     Maturity Date         Market Value

===================================================================================================================================
 $44,190,000       AT&T Corporation .......................................   5.970-5.980%          5/1-5/2/2000        $ 44,186,707
  12,781,000       Bell Atlantic Network Funding Corporation ..............         6.050               5/4/2000          12,774,556
  25,435,000       Countrywide Home Loans, Inc. ...........................         6.170              5/24/2000          25,334,737
  30,586,000       Ford Motor Credit Corporation ..........................   5.940-5.990           5/3-5/5/2000          30,572,859
  23,000,000       General Motors Acceptance Corporation ..................         6.050              5/30/2000          22,887,907
  29,350,000       GTE Corporation.........................................         6.070         5/10-5/12/2000          29,300,024
  69,632,000       Merrill Lynch & Company, Inc. ..........................   6.000-6.100         5/23-6/12/2000          69,241,330
  23,792,000       Toyota Motor Credit Corporation ........................   5.960-6.000          5/9-5/11/2000          23,755,771
  21,233,000       Transamerica Finance Corporation .......................         6.080              5/26/2000          21,143,350

                                                                     Total Short-Term Investments
                                                                     (amortized cost basis$279,197,241)                  279,197,241
                                                                      ==============================================================

                                                                     TOTAL INVESTMENTS (100.5%)
                                                                     (amortized cost basis $2,121,879,144)             4,368,755,255

                                                                      ==============================================================
                                                                     Other Assets,Less Liabilities (-0.5%)              (22,202,099)

                                                                      ==============================================================
                                                                     Net Assets (100.0%)                              $4,346,553,156

                                                                      ==============================================================

*Non-income producing security

----------------
/1/The interest rate reflects the discount rate at the date of purchase.

/2/See page 87 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
40  The AAL Mutual Funds Annual Report

The AAL Equity Income Fund    SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO] Investment Objective
---------------------------
The Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Shares                   Common Stocks (93.8%)                                                 Market Value
===========================================================================================================
Basic Materials (5.3%)
----------------------
       28,596            E.I. du Pont de Nemours and Company...............................    $ 1,356,523
       55,000            International Paper Company.......................................      2,021,250
      100,000            Plum Creek Timber Company, Inc....................................      2,437,500
      119,300            Southdown, Inc....................................................      6,934,312
      115,000            USX-US Steel Group................................................      2,882,188
                                                                 -----------------------------------------
                                                                 Total Basic Materials          15,631,773
                                                                 =========================================
Capital Goods (8.2%)
--------------------
       21,000            Corning, Inc......................................................      4,147,500
       55,000            Emerson Electric Company..........................................      3,018,125
      135,250            Honeywell International, Inc......................................      7,574,000
       50,000            Pitney Bowes, Inc.................................................      2,043,750
       81,000            Tyco International, Ltd...........................................      3,720,938
       62,000            United Technologies Corporation...................................      3,855,625
                                                                 -----------------------------------------
                                                                 Total Capital Goods            24,359,938
                                                                 =========================================
Communication Service (11.9%)
-----------------------------
      116,053            AT&T Corporation..................................................      5,418,225
       56,600            Bell Atlantic Corporation.........................................      3,353,550
       90,000            Cable & Wireless plc ADR..........................................      4,443,750
       35,000            GTE Corporation...................................................      2,371,250
      103,036            MCI WorldCom, Inc.*................................................     4,681,698
      113,147            SBC Communications, Inc...........................................      4,957,253
      104,881            Telefonica SA ADR*................................................      6,948,366
       62,500            Vodafone AirTouch plc ADR.........................................      2,937,500
                                                                 -----------------------------------------
                                                                 Total Communication Service    35,111,592
                                                                 =========================================
Consumer Cyclicals (9.9%)
-------------------------
       52,000            Convergys Corporation.............................................      2,288,000
      154,774            Delphi Automotive Systems Corporation.............................      2,960,053
      126,250            Dollar General Corporation........................................      2,887,969
       33,000            Ford Motor Company................................................      1,804,687
       14,000            Gannett Company, Inc..............................................        894,250
       24,000            General Motors Corporation........................................      2,247,000
      165,500            Hasbro, Inc.......................................................      2,637,656
       68,000            Home Depot, Inc...................................................      3,812,250
       66,000            Lowe's Companies, Inc.............................................      3,267,000
       97,000            Masco Corporation*................................................      2,176,438

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  41

The AAL Equity Income Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares                   Common Stocks (93.8%)                                                Market Value
===========================================================================================================
Consumer Cyclicals (9.9%) - continued
-------------------------------------
       28,000            New York Times Company.............................................   $ 1,153,250
       48,000            Target Corporation*................................................     3,195,000
                                                                 -----------------------------------------
                                                                 Total Consumer Cyclicals       29,323,553
                                                                 =========================================
Consumer Staples (9.6%)
-----------------------
       44,000            Albertson's, Inc...................................................     1,432,750
       77,200            CVS Corporation....................................................     3,358,200
       25,333            Energizer Holdings, Inc.*..........................................       432,244
       71,000            Flowers Industries, Inc............................................     1,082,750
      105,000            Fox Entertainment Group, Inc.*.....................................     2,703,750
       43,000            H.J. Heinz Company..................................................    1,462,000
       43,888            Liberty Media Group*...............................................     2,191,657
       78,800            MediaOne Group, Inc.*..............................................     5,959,250
      135,000            MediaOne Group, Inc. Convertible Securities.........................    6,260,625
       76,000            Ralston Purina Company.............................................     1,344,250
       86,000            Sara Lee Corporation...............................................     1,290,000
       73,000            Tyson Foods, Inc...................................................       761,938
                                                                 -----------------------------------------
                                                                 Total Consumer Staples         28,279,414
                                                                 =========================================
Energy (10.4%)
--------------
       50,000            Chevron Corporation................................................     4,256,250
       73,000            Coastal Corporation................................................     3,663,687
      109,191            Conoco, Inc., Class B...............................................    2,716,126
       74,000            Halliburton Company................................................     3,269,875
      111,000            Noble Drilling Corporation*........................................     4,433,063
       96,000            Questar Corporation................................................     1,806,000
       97,000            Texaco, Inc........................................................     4,801,500
       52,000            Tosco Corporation..................................................     1,667,250
       90,000            Transocean Sedco Forex, Inc.........................................    4,230,000
                                                                 -----------------------------------------
                                                                 Total Energy                   30,843,751
                                                                 =========================================
Financials (16.8%)
------------------
       48,910            Associates First Capital Corporation...............................     1,085,191
       81,900            Banc One Corporation...............................................     2,497,950
       54,000            Bank of America Corporation........................................     2,646,000
       74,000            Bank of New York Company, Inc......................................     3,038,625
       60,000            Chase Manhattan Corporation........................................     4,323,750
       40,000            CIGNA Corporation..................................................     3,190,000
       97,000            Citigroup, Inc.....................................................     5,765,438
       40,000            Crescent Real Estate Equities Company..............................       685,000
       52,000            Duke-Weeks Realty Corporation......................................     1,127,750
       25,000            Equity Residential Properties Trust................................     1,137,500
       65,000            Fannie Mae.........................................................     3,920,312
      111,000            First Industrial Realty Trust, Inc..................................    3,336,937
       77,000            FleetBoston Financial Corporation..................................     2,728,688
       84,000            Freddie Mac........................................................     3,858,750

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
42  The AAL Mutual Funds Annual Report

The AAL Equity Income Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares                   Common Stocks (93.8%)                                    Market Value
==============================================================================================
Financials (16.8%) - continued
------------------------------
     75,000              Mellon Bank Corporation................................  $  2,409,375
     39,000              Simon Property Group, Inc. ............................       989,625
     53,000              Torchmark Corporation..................................     1,328,312
    102,000              Wells Fargo & Company..................................     4,188,375
     27,000              XL Capital Ltd.........................................     1,285,875
                                                    ------------------------------------------
                                                    Total Financials                49,543,453
                                                    ==========================================

Health Care (5.4%)
------------------
     39,000              Baxter International, Inc. ............................     2,539,875
      7,800              Edwards Lifesciences Corporation*......................       117,000
     64,000              Elan Corporation plc ADR*..............................     2,744,000
     29,000              Johnson & Johnson......................................     2,392,500
     78,000              Medtronic, Inc. .......................................     4,051,125
     36,000              Warner-Lambert Company.................................     4,097,250
                                                    ------------------------------------------
                                                    Total Health Care               15,941,750
                                                    ==========================================

Technology (7.6%)
-----------------
     62,000              ADC Telecommunications, Inc.*..........................     3,766,500
     40,000              CIENA Corporation*.....................................     4,945,000
     78,000              First Data Corporation.................................     3,797,625
     38,000              International Business Machines Corporation............     4,241,750
     82,444              Lucent Technologies, Inc. .............................     5,126,986
     52,000              Parametric Technology Company*.........................       424,122
                                                    ------------------------------------------
                                                    Total Technology                22,301,983
                                                    ==========================================

Utilities (8.7%)
----------------
     36,000              Ameren Corporation.....................................     1,320,750
     73,000              Central and South West Corporation.....................     1,583,188
     64,000              CMS Energy Corporation.................................     1,216,000
     19,500              Columbia Energy Group..................................     1,223,625
     22,650              Consolidated Edison, Inc. .............................       796,997
     48,000              Dominion Resources, Inc. ..............................     2,160,000
     65,000              Edison International...................................     1,239,063
     60,000              National Fuel Gas Company..............................     2,846,250
     73,100              New Century Energies, Inc. ............................     2,384,887
     34,995              NSTAR..................................................     1,541,967
     56,000              PG&E Corporation.......................................     1,452,500
     67,000              Pinnacle West Capital Corporation......................     2,353,375
     87,000              Texas Utilities Company................................     2,930,812
     72,000              Williams Companies, Inc. ..............................     2,686,500
                                                    ------------------------------------------
                                                    Total Utilities                 25,735,914
                                                    ==========================================

                                                    ------------------------------------------
                                                    Total Common Stocks
                                                    (cost basis $220,094,733)      277,073,121
                                                    ==========================================


The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  43

The AAL Equity Income Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount       Long-Term Fixed Income Investments (0.8%)         Interest Rate      Maturity Date       Market Value

================================================================================================================================
U.S. Government Securities (0.2%)
---------------------------------
     $  500,000        U.S. Treasury Bonds.................................  7.500%           11/15/2016        $ 559,688

                                                              -------------------------------------------------------------
                                                               Total U.S. Government Securities                   559,688
                                                              =============================================================

Utilities (0.6%)
----------------
      1,650,000        Texas Utilities Electric Bonds......................  9.750              5/1/2021        1,748,104

                                                              -------------------------------------------------------------
                                                               Total Utilities                                  1,748,104
                                                              =============================================================

                                                               Total Long-Term Fixed Income Investments
                                                               (amortized cost basis $2,390,175)                2,307,792
                                                              =============================================================
                                                              Total Long-Term Investments
                                                               (amortized cost basis $222,484,908)            279,380,913
                                                              =============================================================


                       Short-Term Investments (5.3%)/1/
                       ====================================================
      4,404,000        AT&T Corporation....................................  5.980              5/1/2000        4,404,000
      3,024,000        Ford Motor Credit Company...........................  5.940              5/5/2000        3,022,004
      6,595,000        General Electric Capital Corporation................  5.900              5/2/2000        6,593,906
      1,784,000        Gillette Company....................................  6.000             5/12/2000        1,780,729

                                                               Total Short-Term Investments
                                                               (amortized cost basis $15,800,639)              15,800,639

                                                             =============================================================

                                                               TOTAL INVESTMENTS (99.9%)
                                                               (amortized cost basis $238,285,547)            295,181,552

                                                             =============================================================

                                                               Other Assets,Less Liabilities (0.1%)               209,704
                                                             =============================================================

                                                               Total Net Assets (100.0%)                     $295,391,256
                                                             =============================================================

*Non-income producing security
---------------
/1/ The interest rate reflects the discount rate at the date of purchase.

/2/ See page 87 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
44  The AAL Mutual Funds Annual Report

The AAL Balanced Fund   SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO] Investment Objective
---------------------------
The Fund seeks long-term
total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Shares                            Common Stocks (50.0%)                                                 Market Value
====================================================================================================================
Basic Materials (0.1%)
----------------------
        1,600                     Corn Products International, Inc..................................     $    38,400
        5,800                     Eastman Chemical Company..........................................         303,413
                                                                  --------------------------------------------------
                                                                  Total Basic Materials                      341,813
                                                                  ==================================================
Capital Goods (3.5%)
--------------------
       15,500                     Cordant Technologies, Inc.........................................         877,688
       40,200                     General Electric Company..........................................       6,321,450
       21,900                     Herman Miller, Inc................................................         599,512
       10,087                     Honeywell International, Inc......................................         564,872
        3,500                     PACCAR, Inc.......................................................         166,469
        7,000                     Rockwell International Corporation................................         275,625
       14,400                     United Technologies Corporation...................................         895,500
                                                                  --------------------------------------------------
                                                                  Total Capital Goods                      9,701,116
                                                                  ==================================================
Communication Services (2.5%)
-----------------------------
       58,843                     AT&T Corporation..................................................       2,747,233
       23,800                     Bell Atlantic Corporation.........................................       1,410,150
       15,900                     MCI WorldCom, Inc.*...............................................         722,456
       30,799                     SBC Communications, Inc...........................................       1,349,381
        9,300                     Sprint Corporation................................................         571,950
        4,600                     Sprint Corporation (PCS Group)*...................................         253,000
                                                                  --------------------------------------------------
                                                                  Total Communication Services             7,054,170
                                                                  ==================================================
Consumer Cyclicals (3.9%)
-------------------------
       11,500                     Family Dollar Stores, Inc.........................................         219,219
       11,700                     Gannett Company, Inc..............................................         747,337
       47,600                     Harley-Davidson, Inc..............................................       1,895,075
       15,400                     New York Times Company............................................         634,288
       68,800                     Ross Stores, Inc..................................................       1,427,600
       36,700                     Tiffany and Company...............................................       2,667,631
        3,800                     Times Mirror Company..............................................         370,738
       52,100                     Wal-Mart Stores, Inc..............................................       2,885,037
                                                                  --------------------------------------------------
                                                                  Total Consumer Cyclicals                10,846,925
                                                                  ==================================================
Consumer Staples (11.0%)
------------------------
        9,100                     Adelphia Communications Corporation*..............................         451,019
       13,700                     Alberto-Culver Company............................................         323,663
        9,200                     Cablevision Systems Corporation*..................................         622,725

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  45

The AAL Balanced Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Shares                        Common Stocks (50.0%)                                          Market Value
=========================================================================================================
Consumer Staples (11.0%) - continued
------------------------------------
      106,600                 Comcast Corporation*.......................................     $ 4,270,663
      106,700                 Cox Communications, Inc.*..................................       4,568,094
        3,900                 Dean Foods Company.........................................          95,550
       44,100                 General Mills, Inc.........................................       1,604,137
       13,200                 Kimberly-Clark Corporation.................................         766,425
       60,200                 Liberty Media Group*.......................................       3,006,237
       61,000                 MediaOne Group, Inc.*......................................       4,613,125
       18,500                 MediaOne Group, Inc.Convertible Securities.................         857,937
       59,100                 Philip Morris Companies, Inc...............................       1,292,812
       19,100                 Safeway, Inc.*.............................................         842,787
       25,400                 Time Warner, Inc...........................................       2,284,413
      134,900                 Walgreen Company...........................................       3,794,062
       23,400                 Walt Disney Company........................................       1,013,512
                                                                       ----------------------------------
                                                                       Total Consumer Staples  30,407,161
                                                                       ==================================
Energy (3.4%)
-------------
       11,000                 Apache Corporation, Inc....................................         532,813
       22,400                 BP Amoco plc ADR...........................................       1,142,400
        8,000                 Chevron Corporation........................................         681,000
       14,700                 ENSCO International, Inc...................................         487,856
       35,900                 EOG Resources, Inc.........................................         893,012
       38,500                 Exxon Mobil Corporation....................................       2,990,969
       13,300                 Halliburton Company........................................         587,694
       13,600                 Nabors Industries, Inc.*....................................        536,350
       25,800                 Royal Dutch Petroleum Company ADR..........................       1,480,275
                                                                       ----------------------------------
                                                                       Total Energy             9,332,369
                                                                       ==================================
Financials (7.7%)
-----------------
       14,200                 American Express Company...................................       2,130,888
       45,875                 American International Group, Inc..........................       5,031,914
        4,200                 Associates First Capital Corporation.......................          93,187
       21,500                 Bank of America Corporation................................       1,053,500
       24,900                 CIGNA Corporation..........................................       1,985,775
       35,600                 Citigroup, Inc.............................................       2,115,975
       24,300                 Fannie Mae.................................................       1,465,594
        1,000                 Hartford Life, Inc.........................................          49,250
       17,600                 Household International, Inc...............................         734,800
       13,900                 J.P.Morgan & Company, Inc..................................       1,784,413
       34,000                 MBNA Corporation...........................................         903,125
       18,700                 MGIC Investment Corporation................................         894,094
       25,600                 Morgan Stanley Dean Witter & Company.......................       1,964,800
       34,100                 National City Corporation..................................         579,700
        6,700                 Northern Trust Corporation.................................         429,637
        8,308                 Starwood Hotels & Resorts Worldwide, Inc...................         236,259
                                                                       ----------------------------------
                                                                       Total Financials        21,452,911
                                                                       ==================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
46  The AAL Mutual Funds

The AAL Balanced Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000


Shares                Common Stocks (50.0%)                                               Market Value
==========================================================================================================
Health Care (4.9%)
------------------
     12,800           Elan Corporation plc ADR*........................................... $     548,800
     19,200           Eli Lilly & Company.................................................     1,484,400
     22,600           Johnson & Johnson...................................................     1,864,500
     14,900           Medtronic, Inc......................................................       773,869
     53,600           Merck & Company, Inc................................................     3,725,200
     79,900           Pfizer, Inc.........................................................     3,365,787
     23,300           Schering-Plough Corporation.........................................       939,281
     11,100           Wellpoint Health Networks, Inc.*....................................       818,625
                                                          -----------------------------------------------
                                                          Total Health Care                   13,520,462
                                                          ===============================================
Technology (12.6%)
------------------
     97,800           ADC Telecommunications, Inc.*.......................................     5,941,350
      7,400           Arrow Electronics, Inc.*............................................       324,213
        600           At Home Corporation*................................................        11,175
     53,200           Automatic Data Processing, Inc......................................     2,862,825
     79,800           Cisco Systems, Inc.*................................................     5,532,382
      8,400           Computer Associates International, Inc..............................       468,825
      8,000           Computer Sciences Corporation*......................................       652,500
     22,300           First Data Corporation..............................................     1,085,731
     10,000           Gateway, Inc.*......................................................       552,500
     6,100            Hewlett-Packard Company.............................................       823,500
     55,300           Intel Corporation...................................................     7,012,731
     58,200           Lucent Technologies, Inc............................................     3,619,313
     29,100           Microsoft Corporation*..............................................     2,029,725
     14,100           Motorola, Inc.......................................................     1,678,781
     12,800           National Data Corporation...........................................       355,200
     38,200           Tellabs, Inc.*......................................................     2,093,838
                                                          -----------------------------------------------
                                                          Total Technology                    35,044,589
                                                          ===============================================
Balanced Fund

Transportation (0.1%)
---------------------
      3,100           CNF Transportation, Inc.............................................        86,606
                                                          -----------------------------------------------
                                                          Total Transportation                    86,606
                                                          ===============================================
Utilities (0.3%)
----------------
      8,700           Columbia Energy Group...............................................       545,925
      8,300           Entergy Corporation.................................................       211,131
                                                          -----------------------------------------------
                                                          Total Utilities                        757,056
                                                          ===============================================
                                                          -----------------------------------------------
                                                          Total Common Stocks
                                                          (cost basis $109,855,646)          138,545,178
                                                          ===============================================


The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  47

The AAL Balanced Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount     Long-Term Fixed-Income Investments (35.1%)                     Interest Rate   Maturity Date       Market Value

====================================================================================================================================
Asset-Backed Securities (1.5%)
------------------------------
      $1,000,000     EQCC Home Equity Loan Trust Series 1997-3 Class A7............    6.930%            2/15/2029      $   936,580
       1,000,000     Green Tree Financial Corporation Series 1999-5 Class A-4......    7.330              4/1/2031          980,080
       1,500,000     Green Tree Financial Corporation Series 1998-1 Class A-6......    6.330             11/1/2029        1,391,145
         900,000     Harley-Davidson Eaglemark Motorcycle Trust Series 1999-1
                     Class Certificates............................................    6.710             1/15/2007          862,830

                                                                    ----------------------------------------------------------------
                                                                     Total Asset-Backed Securities                         4,170,635
                                                                    ================================================================
Collateralized Mortgage Investments (1.9%)
------------------------------------------
       1,000,000     First Union National Bank Commercial Mortgage Trust
                     Pass-Through Certificates Series 1999-C4 Class A2.............    7.390            11/15/2009          977,130
         991,822     Heller Financial Commercial Mortgage Asset Series 2000-PH1
                     Class A1......................................................    7.715             9/15/2008          992,947
         990,748     J.P. Morgan Commercial Mortgage Finance Corporation
                     Series 2000-C9 Class A1.......................................    7.590            10/15/2032          987,160
       1,300,000     Nationslink Funding Corporation Commercial Mortgage
                     Pass-Through Certificates Series 1999-2 Class A3..............    7.181            12/20/2006        1,265,160
       1,000,000     Residential Asset Securities Corporation Series 2000-KS1
                     Class A14.....................................................    8.040            10/25/2008          994,920

                                                                    ----------------------------------------------------------------
                                                                     Total Collateralized Mortgage Investments            5,217,317
                                                                    ================================================================
Finance (5.0%)
--------------
       2,000,000     Bombardier Capital, Inc.......................................    7.300           12/15/2002          1,958,934
       1,000,000     Cabot Industrial Properties, L.P..............................    7.125             5/1/2004            951,637
       1,500,000     Comdisco, Inc.................................................    5.950            4/30/2002          1,443,083
       1,000,000     EOP Operating, L.P............................................    6.800            1/15/2009            890,739
       2,000,000     Finova Capital Corporation....................................    7.125             5/1/2002          1,935,066
       1,000,000     Household Finance Corporation.................................    7.200            7/15/2006            961,823
       1,000,000     Northern Trust Corporation....................................    7.100             8/1/2009            951,057
       1,000,000     Society National Bank.........................................    7.250             6/1/2005            966,259
       1,000,000     Sun Communities Operating, L.P................................    7.375             5/1/2001            992,291
       3,000,000     US West Capital Funding, Inc..................................    6.875            8/15/2001          2,979,840

                                                                    ----------------------------------------------------------------
                                                                     Total Finance                                        14,030,729
                                                                    ================================================================
Industrial-Energy (4.1%)
------------------------
       1,000,000     Coastal Corporation...........................................    6.500            5/15/2006            931,128
       1,000,000     El Paso Energy Corporation....................................    6.750            5/15/2009            910,254
       1,500,000     Enron Corporation.............................................    6.400            7/15/2006          1,378,980
       1,000,000     Enterprise Products Operating, L.P............................    8.250            3/15/2000            993,285
       2,000,000     Kinder Morgan, Inc............................................    6.450           11/30/2001          1,964,116
       1,000,000     Kinder Morgan, Inc............................................    6.650             3/1/2005            946,423
       1,000,000     Petroleum Geo-Services ASA....................................    6.650            3/30/2008            887,297
       1,000,000     Tosco Corporation.............................................    7.250             1/1/2007            950,760
       1,000,000     USX Corporation...............................................    6.650             2/1/2006            931,924
       1,000,000     USX Corporation...............................................    9.800             7/1/2001          1,020,096
         500,000     Williams Companies, Inc.......................................    7.625            7/15/2019            465,519

                                                                    ----------------------------------------------------------------
                                                                     Total Industrial-Energy                              11,379,782
                                                                    ================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
48   The AAL Mutual Funds Annual Report

The AAL Balanced Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount      Long-Term Fixed-Income Investments (35.1%)                     Interest Rate      Maturity Date   Market Value

====================================================================================================================================
Industrial-Manufacturing (1.2%)
-------------------------------
  $1,000,000            Pentair, Inc....................................................  7.850%        10/15/2009   $   972,345
   1,500,000            Sun Microsystems, Inc...........................................  7.500          8/15/2006     1,473,819
   1,000,000            Textron Financial Corporation...................................  7.370         10/15/2003       988,893

                                                                             -------------------------------------------------------
                                                                             Total Industrial-Manufacturing            3,435,057
                                                                             =======================================================
Industrial-Services (4.7%)
--------------------------
   1,765,000            CBS Corporation.................................................  7.150          5/20/2005     1,707,048
   1,500,000            Comcast Cable Communications, Inc...............................  6.200         11/15/2008     1,312,384
   1,000,000            Continental Cablevision, Inc....................................  8.875          9/15/2005     1,044,783
   1,000,000            Equifax, Inc....................................................  6.300           7/1/2005       921,605
   1,000,000            Erac USA Finance Company/2/.....................................  7.950         12/15/2009       950,488
   1,000,000            Guidant Corporation.............................................  6.150          2/15/2006       907,441
   1,500,000            Joseph E. Seagram & Sons, Inc...................................  6.625         12/15/2005     1,392,318
   1,000,000            Royal Caribbean Cruises, Ltd....................................  6.750          3/15/2008       860,379
   1,000,000            Time Warner, Inc................................................  8.110          8/15/2006     1,008,348
   1,000,000            Times Mirror Company............................................  7.450         10/15/2009       972,010
   2,000,000            Waste Management, Inc...........................................  6.000          5/15/2001     1,921,180

                                                                             -------------------------------------------------------
                                                                             Total Industrial-Services                12,997,984
                                                                             =======================================================
Industrial-Transportation (0.5%)
--------------------------------
   1,400,000            American Airlines, Inc..........................................  7.024         10/15/2009     1,316,308

                                                                             -------------------------------------------------------
                                                                             Total Industrial-Transportation            1,316,308
                                                                             =======================================================
U.S. Government Agencies (6.2%)
-------------------------------
   1,000,000            Federal National Mortgage Association...........................  7.125          1/15/2030       987,147
   1,000,000            Federal National Mortgage Association...........................  7.125          3/15/2007       988,294
   3,487,361            Federal National Mortgage Association
                        15 Yr. Pass Through.............................................  6.500           6/1/2013     3,342,455
   1,856,691            Federal National Mortgage Association
                        15 Yr. Pass Through.............................................  5.500           1/1/2014     1,702,400
   3,270,362            Government National Mortgage Association
                        15 Yr. Pass Through.............................................  7.500         10/15/2013     3,275,670
   3,448,219            Government National Mortgage Association
                        30 Yr. Pass Through.............................................  7.500          8/15/2029     3,392,117
   3,807,878            Government National Mortgage Association
                        30 Yr. Pass Through.............................................  6.500          3/15/2029     3,570,213

                                                                             -------------------------------------------------------
                                                                             Total U.S.Government Agencies            17,258,296
                                                                             =======================================================
U.S. Treasury Securities (3.6%)
-------------------------------
   1,000,000            U.S. Treasury Bonds.............................................  8.750          5/15/2017     1,249,375
   5,000,000            U.S. Treasury Bonds.............................................  7.250          5/15/2016     5,465,625
   1,000,000            U.S. Treasury Notes............................................. 12.375          5/15/2004     1,199,375
   2,000,000            U.S. Treasury Notes.............................................  6.500         10/15/2006     1,996,250

                                                                             -------------------------------------------------------
                                                                             Total U.S.Treasury Securities             9,910,625
                                                                             =======================================================

     The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  49

The AAL Balanced Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount     Long-Term Fixed-Income Investments (35.1%)            Interest Rate   Maturity Date     Market Value

==============================================================================================================================
Utilities (6.4%)
----------------
  $1,500,000         Alliant Energy Resources, Inc./2/....................      7.375%        11/9/2009        $1,453,929
   1,300,000         Arizona Public Service Company.......................      6.250         1/15/2005         1,209,564
   1,000,000         CSW Investments/2/...................................      7.450          8/1/2006           960,342
   1,000,000         Edison Mission Holdings Company/2/...................      8.137         10/1/2019           952,029
   1,000,000         Enogex, Inc./2/......................................      8.125         1/15/2010           983,410
   1,999,879         Niagara Mohawk Power Corporation.....................      7.625         10/1/2005         1,931,503
   1,500,000         NRG Northeast Generating LLC/2/......................      8.842         6/15/2015         1,532,474
   2,000,000         NRG Northeast Generating LLC/2/......................      8.065        12/15/2004         2,002,838
   1,500,000         Oneok, Inc............................................     7.750         8/15/2006         1,473,994
   1,500,000         PSI Energy, Inc......................................      7.850        10/15/2007         1,447,599
   1,500,000         TXU Eastern Funding Company..........................      6.450         5/15/2005         1,384,725
   1,490,000         Utilicorp United, Inc.................................     7.625        11/15/2009         1,415,299
   1,000,000         Vodafone AirTouch plc/2/.............................      7.750         2/15/2010           984,506

                                                                  ----------------------------------------------------------
                                                                      Total Utilities                          17,732,212
                                                                  ==========================================================

                                                                      Total Long-Term Fixed-Income Investments
                                                                      (amortized cost basis $99,938,952)       97,448,945
                                                                  ==========================================================

                     Short-Term Investments (14.5%)/1/
                     ==============================================
   6,027,000         AT&T Corporation..................................   5.970-5.980      5/1-5/2/2000         6,026,601
   5,347,000         Ford Motor Credit Company.........................         5.990          5/3/2000         5,345,223
   3,311,000         General Motors Acceptance Corporation.............         6.050         5/30/2000         3,294,864
   6,752,000         GTE Corporation...................................   6.050-6.070     5/5-5/12/2000         6,742,515
   4,707,000         IBM Credit Corporation............................         5.940         5/15/2000         4,696,127
   3,513,000         International Lease Finance Corporation...........         5.990          5/4/2000         3,511,246
   2,149,000         MDU Resources Group, Inc..........................         6.010         5/10/2000         2,145,771
   5,454,000         Toyota Motor Credit Corporation...................   5.960-6.000     5/9-5/11/2000         5,445,897
   3,100,000         Transamerica Finance Corporation..................         6.170         5/31/2000         3,084,061

                                                                 ----------------------------------------------------------
                                                                      Total Short-Term Investments
                                                                      (amortized cost basis $40,292,305)       40,292,305

                                                                 ==========================================================
                                                                      TOTAL INVESTMENTS (99.6%)
                                                                      (amortized cost basis $250,086,903)       6,286,428
                                                                 ==========================================================

                                                                      Other Assets,Less Liabilities (0.4%)      1,013,570
                                                                 ==========================================================

                                                                      Net Assets (100.0%)                       7,299,998
                                                                 ==========================================================

*   Non-income producing

------------------
/1/ The interest rate reflects the discount rate at the date of purchase. /2/ 144A security

See page 87 for a complete discussion of Investment Terms.


   The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
50  The AAL Mutual Funds Annual Report

The AAL High Yield Bond Fund SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO]  Investment Objective
----------------------------

The Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds".

Principal Amount    Long-Term Fixed-Income Obligations (92.9%)          Interest Rate      Maturity Date     Market Value

========================================================================================================================
Finance (3.8%)
--------------
$    1,700,000      AMRESCO, Inc........................................      10.000%       3/15/2004        $1,122,000
     1,250,000      Arcadia Financial, Ltd..............................      11.500        3/15/2007         1,381,888
           750      Arcadia Financial, Ltd. (Warrants)*.................                                            750
     2,000,000      Imperial Credit Industries, Inc.....................       9.875        1/15/2007         1,455,000
     1,650,000      Sovereign Bancorp, Inc..............................      10.500       11/15/2006         1,629,375

                                                       -----------------------------------------------------------------
                                                       Total Finance                                          5,589,013
                                                       =================================================================

Industrial-Consumer Goods (6.9%)
--------------------------------
     1,850,000      Doskocil Manufacturing Company, Inc.................      10.125        9/15/2007           703,000
     1,650,000      Fresh Foods, Inc....................................      10.750         6/1/2006           940,500
     1,650,000      O'Sullivan Industries, Inc./2/......................       3.375       10/15/2009         1,600,500
     1,650,000      Salton, Inc.........................................      10.750       12/15/2005         1,617,000
     1,650,000      Samsonite Corporation...............................      10.750        6/15/2008         1,386,000
     2,000,000      SFC New Holdings, Inc...............................      12.125        10/1/2002         1,942,500
        71,840      SFC New Holdings, Inc.Subordinated Notes*/7/........       0.000       12/15/2009                 0
     1,900,000      Smithfield Foods, Inc...............................       7.625        2/15/2008         1,662,500
       750,000      Viskase Companies, Inc..............................      10.250        12/1/2001           397,500

                                                       -----------------------------------------------------------------
                                                       Total Industrial-Consumer Goods                       10,249,500
                                                       =================================================================

Industrial-Energy (6.7%)
------------------------
       500,000      Abraxas Petroleum Corporation.......................      12.875        3/15/2003           511,250
     1,050,000      Abraxas Petroleum Corporation.......................      11.500        11/1/2004           892,500
        89,428      Abraxas Petroleum Corporation (Warrants)*...........                                            894
     1,500,000      Clark Refining & Marketing Corporation..............       8.375       11/15/2007         1,147,500
     1,000,000      Crown Central Petroleum Corporation.................      10.875         2/1/2005           785,000
     3,100,000      Energy Corporation of America.......................       9.500        5/15/2007         2,077,000
     1,250,000      KCS Energy, Inc./5/.................................      11.000        1/15/2003           937,500
         1,000      Key Energy Services, Inc. (Warrants)*...............                                         90,000
     2,500,000      Northern Offshore ASA...............................      10.000        5/15/2005         1,562,500
     1,650,000      RBF Finance Company.................................      11.000        3/15/2006         1,736,625
       187,162      TransTexas Gas Corporation..........................      15.000        3/15/2005           112,297
       500,000      XCL, Ltd./2,5/......................................      13.500         5/1/2004            90,000

                                                       -----------------------------------------------------------------
                                                       Total Industrial-Energy                                9,943,066
                                                       =================================================================

Industrial-Manufacturing (26.3%)
--------------------------------
     1,500,000      Algoma Steel Corporation.............................     12.375        7/15/2005         1,477,500
     1,000,000      American Standard, Inc...............................      7.625        2/15/2010           922,500
     1,250,000      American Tissue, Inc.................................     12.500        7/15/2006         1,281,250

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  51

The AAL High Yield Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount          Long-Term Fixed-Income Obligations (92.9%)       Interest Rate   Maturity Date      MarketValue
=============================================================================================================================
Industrial-Manufacturing (26.3%) - continued
--------------------------------------------
$    2,500,000            Amkor Technologies, Inc.........................     9.250%         5/1/2006         $2,450,000
     2,000,000            Anchor Glass Containers Corporation.............    11.250          4/1/2005          1,360,000
     1,650,000            Anvil Knitwear, Inc.............................    10.875         3/15/2007          1,402,500
     1,250,000            APP China Group, Ltd./2/........................    14.000         3/15/2010          1,000,000
     1,650,000            Breed Technologies, Inc./5/.....................     9.250         4/15/2008             14,438
     2,000,000            Envirosource, Inc...............................     9.750         6/15/2003          1,240,000
     2,500,000            Federal-Mogul Corporation.......................     7.875          7/1/2010          1,882,637
     1,250,000            Four M Corporation..............................    12.000          6/1/2006          1,212,500
     1,650,000            Galey & Lord, Inc...............................     9.125          3/1/2008            759,000
     1,650,000            Global Imaging Systems, Inc.....................    10.750         2/15/2007          1,452,000
     1,650,000            High Voltage Engineering Corporation............    10.500         8/15/2004          1,262,250
     2,000,000            Hydrochem Industrial Service, Inc...............    10.375          8/1/2007          1,520,000
     1,650,000            IMPAC Group, Inc................................    10.125         3/15/2008          1,650,000
     1,650,000            Indah Kiat Finance Muritius, Ltd................    10.000          7/1/2007          1,089,000
     2,000,000            Indesco International, Inc......................     9.750         4/15/2008            640,000
     1,650,000            ISG Resources, Inc..............................    10.000         4/15/2008          1,427,250
     2,000,000            LaRoche Industries, Inc./5/.....................     9.500         9/15/2007            600,000
     2,500,000            Lear Corporation................................     8.110         5/15/2009          2,228,960
     1,850,000            Morris Materials Handling Corporation/5/........     9.500          4/1/2008            277,500
       800,000            Ntex, Inc.......................................    11.500          6/1/2006            272,000
     1,500,000            Omega Cabinets, Ltd.............................    10.500         6/15/2007          1,455,000
     1,500,000            PCI Chemicals Canada, Inc.......................     9.250        10/15/2007          1,201,875
       250,000            Penhall International Corporation...............    12.000          8/1/2006            245,000
     1,250,000            RBX Corporation.................................    12.000         1/15/2003            775,000
     1,650,000            Royster-Clark, Inc..............................    10.250          4/1/2009          1,344,750
     1,250,000            Russell-Stanley Holdings, Inc...................    10.875         2/15/2009          1,050,000
     1,650,000            Sheffield Steel Corporation.....................    11.500         12/1/2005          1,287,000
     2,500,000            Sweetheart Cup Company, Inc.....................    10.500          9/1/2003          2,300,000
     1,250,000            Talon Automotive Group LLC......................     9.625          5/1/2008            525,000
     1,500,000            Viasystems Group, Inc...........................     9.750          6/1/2007          1,293,750

                                                --------------------------------------------------------------------------
                                                Total Industrial-Manufacturing                                 38,898,660
                                                ==========================================================================

Industrial-Services (25.6%)
---------------------------
     2,900,000            Allied Waste, Inc. North America................    7.625           1/1/2006          2,146,000
     1,250,000            American Restaurant Group, Inc..................   11.500          2/15/2003            846,875
     2,500,000            AmeriServe Food Distribution, Inc./5/...........    8.875         10/15/2006             75,000
     1,450,000            Brown Shoe Company, Inc.........................    9.500         10/15/2006          1,372,063
     1,250,000            Carmike Cinemas, Inc............................    9.375           2/1/2009            837,500
     2,500,000            Century Communications Corporation..............    8.750          10/1/2007          2,287,500
     2,500,000            Charter Communication Holdings LLC..............    8.625           4/1/2009          2,184,375
     1,650,000            Circus Circus Enterprise, Inc...................    7.625          7/15/2013          1,311,750
     1,650,000            Classic Cable, Inc./2/..........................   10.500           3/1/2010          1,625,250
     1,650,000            Comcast Cable Communications, Inc...............    6.200         11/15/2008          1,443,623
     3,500,000            CSC Holdings, Inc...............................    7.875          2/15/2018          3,111,140
     1,000,000            Fleming Companies, Inc..........................   10.625         12/15/2001            987,500
     1,000,000            Fleming Companies, Inc..........................   10.500          12/1/2004            880,000

The accompanying notes to the financial statements are an integral part of this schedule.
-------------------------------------------------------------------------------
52  The AAL Mutual Funds Annual Report

The AAL High Yield Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount              Long-Term Fixed-Income Obligations (92.9%)      Interest Rate   Maturity Date    Market Value
===========================================================================================================================
Industrial-Services (25.6%) - continued
---------------------------------------
$    2,500,000                HMH Properties, Inc.............................    7.875%          8/1/2005     $2,250,000
     1,500,000                ICN Pharmaceuticals, Inc........................    9.250          8/15/2005      1,458,750
           500                Imagyn, Inc.(Warrants)*........................                                           5
     2,100,000                Just For Feet, Inc/2, 5/........................   11.000           5/1/2009         42,000
     1,250,000                Livent, Inc/5/..................................    9.375         10/15/2004        250,000
     1,250,000                Mariner Post-Acute Network, Inc/5/..............    9.500          11/1/2007         25,000
     1,500,000                Pantry, Inc.....................................   10.250         10/15/2007      1,372,500
     1,250,000                Pathmark Stores, Inc............................    9.625           5/1/2003        890,625
     1,450,000                Regal Cinemas, Inc..............................    9.500           6/1/2008        594,500
     2,100,000                Riviera Holdings Corporation....................   10.000          8/15/2004      1,890,000
     1,500,000                Silver Cinemas International, Inc/5/............   10.500          4/15/2005        360,000
     1,250,000                Spanish Broadcasting System, Inc................    9.625          11/1/2009      1,225,000
     2,500,000                Tenet Healthcare Corporation....................    8.000          1/15/2005      2,393,750
     1,250,000                Triad Hospitals Holdings, Inc...................   11.000          5/15/2009      1,300,000
     1,650,000                Trump Atlantic City Associates Funding, Inc.....   11.250           5/1/2006      1,190,062
     1,152,923                United Artists Theatre Circuit, Inc.............    9.300           7/1/2015        757,401
     2,500,000                United Pan-Europe Communications NV/2/..........   10.875          11/1/2007      2,275,000
     1,250,000                Vista Eyecare, Inc/5/...........................   12.750         10/15/2005        400,000

                                                                       ----------------------------------------------------
                                                                       Total Industrial-Services               37,783,169
                                                                       ====================================================
Industrial-Transportation (2.3%)
--------------------------------
     1,000,000                Allied Holdings, Inc............................    8.625          10/1/2007        887,500
     1,650,000                Petro Stopping Centers Holdings L.P.............   10.500           2/1/2007      1,435,500
     1,250,000                Transportation Maritima Mexicana S.A. de C.V....   10.000         11/15/2006      1,031,250

                                                                       ----------------------------------------------------
                                                                       Total Industrial-Transportation          3,354,250
                                                                       ====================================================
Utilities (21.3%)
-----------------
     2,500,000                Call-Net Enterprises, Inc.......................    9.375        5/15/2009        1,700,000
     1,500,000                Calpine Corporation.............................    7.625        4/15/2006        1,410,000
     2,500,000                CMS Energy Corporation..........................    7.500        1/15/2009        2,185,435
     1,500,000                Flag Telecom Holdings, Ltd/2/...................   11.625        3/30/2010        1,387,500
     2,500,000                Global Crossing Holdings, Ltd/2/................    9.125       11/15/2006        2,425,000
     1,500,000                ICG Holdings, Inc/7/............................    0.000         5/1/2006        1,200,000
     2,500,000                Level 3 Communications, Inc.....................    9.125         5/1/2008        2,175,000
     2,500,000                McLeod USA, Inc/7/..............................    0.000         3/1/2007        1,987,500
     1,250,000                Metricom, Inc...................................   13.000        2/15/2010        1,026,562
         1,250                Metricom, Inc. (Warrants)*......................                                    100,000
     2,500,000                Nextel Communications, Inc......................    9.375       11/15/2009        2,387,500
     1,250,000                Pac-West Telecommunications, Inc................   13.500         2/1/2009        1,284,375
     2,500,000                Primus Telecommunications Group, Inc............   11.250        1/15/2009        2,256,250
     2,000,000                ProNet, Inc.....................................   11.875        6/15/2005        1,580,000
     2,000,000                PSINet, Inc.....................................   10.000        2/15/2005        1,770,000
     2,500,000                Spectrasite Holdings, Inc/7/....................    0.000        4/15/2009        1,375,000
           500                UnifiCommunications, Inc.(Warrants)*...........                                           5
     1,500,000                USA Mobile Communications, Inc..................    9.500         2/1/2004        1,200,000

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------

                                          The AAL Mutual Funds Annual Report  53

The AAL High Yield Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount               Long-Term Fixed-Income Obligations (92.9%)      Interest Rate   Maturity Date    Market Value
============================================================================================================================
Utilities (21.3%) - continued
-----------------------------
$    2,500,000                 Williams Communications Group, Inc.........           10.875%     10/1/2009     $2,512,500
     1,650,000                 Worldwide Fiber, Inc.......................           12.000       8/1/2009      1,526,250

                                                                          ------------------------------------------------
                                                                          Total Utilities                      31,488,877
                                                                          ================================================

                                                                          Total Long-Term Fixed-Income Obligations
                                                                          (amortized cost
                                                                           basis $168,079,212)                137,306,535
                                                                          ================================================

Shares                         Common Stocks (0.1%)
===========================================================================================
Energy (0.1%)
-------------
        89,428                 Abraxas Petroleum Corporation..............                                        150,909
           889                 TransTexas Gas Corporation.................                                          2,000

                                                                          ------------------------------------------------
                                                                            Total Energy                          152,909
                                                                          ================================================

                                                                            Total Common Stocks
                                                                            (cost basis $143,695)                 152,909
                                                                          ================================================


                               Preferred Stocks (0.0%)
                               ============================================================
Energy (0.0%)
-------------
       201,201                 TransTexas Gas Corporation.................                                         20,120

                                                                          ------------------------------------------------
                                                                            Total Preferred Stocks
                                                                            (cost basis$124,215)                   20,120
                                                                          ================================================

Principal Amount               Short-Term Investments (4.2%)/1/                Interest Rate   Maturity Date
===============================================================================================================
$    2,539,000                 AT&T Corporation...........................           5.980%       5/1/2000      2,539,000
     2,256,000                 General Electric Capital Corporation.......           5.900        5/2/2000      2,255,626
     1,423,000                 Gillette Company...........................           6.000       5/12/2000      1,420,391

                                                                          ------------------------------------------------
                                                                          Total Short-Term Investments
                                                                          (amortized cost basis $6,215,017)     6,215,017

                                                                          ================================================
                                                                          TOTAL INVESTMENTS (97.2%)
                                                                          (amortized cost
                                                                           basis $174,562,139)                143,694,581
                                                                          ================================================

                                                                          Other Assets, Less Liabilities (2.8%) 4,113,817
                                                                          ================================================

                                                                          Total Net Assets (100%)            $147,808,398
                                                                          ================================================

*   Non-income producing security

---------------
/1/ The interest rate reflects the discount rate at the date of purchase. /2/ 144A security
/5/ Security in default
/7/ Step-coupon bond
    See page 87 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------

54   The AAL Mutual Funds Annual Report

The AAL Municipal Bond Fund     Schedule of Investments as of April 30, 2000

[LOGO]  Investment Objective
----------------------------
The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation by investing primarily in a diversified portfolio of municipal securities.

Principal Amount       Municipal Bond Investments (97.9%)                     Interest Rate    Maturity Date      Market Value
==============================================================================================================================
Alabama (0.4%)
--------------
$    1,000,000         Birmingham, Alabama General Obligation Bonds
                       (Series A)...........................................          5.900%    6/1/2018        $1,007,500
     1,000,000         Lauderdale County and Florence, Alabama Health Care
                       Authority Revenue Bonds (Coffee Health Group)
                       (Series A) (MBIA Insured)............................          5.250     7/1/2024           905,000

                                                                --------------------------------------------------------------
                                                                Total Alabama                                    1,912,500
                                                                ==============================================================
Alaska (0.9%)
-------------
    2,105,000          Alaska Industrial Development Authority Power
                       Revenue Bonds (Snettisham Hydroelectric Project)
                       (1st Series) (AMBAC Insured) (Subject to `AMT')......          6.000         1/1/2015      2,133,943

    1,985,000          Alaska Industrial Development Authority Power
                       Revenue Bonds (Snettisham Hydroelectric Project)
                       (1st Series) (AMBAC Insured) (Subject to `AMT')......          6.000         1/1/2014      2,022,219

                                                                --------------------------------------------------------------
                                                                Total Alaska                                      4,156,162
                                                                ==============================================================
Arizona (0.9%)
--------------
    1,000,000          Maricopa County, Arizona Elementary School District
                       #068 Alhambra General Obligation Bonds
                       (AMBAC Insured)......................................          5.125         7/1/2012        980,000

      750,000          Salt River, Arizona Project Agricultural Improvement
                       and Power District Electric System Revenue Bonds
                       (Series A)...........................................          5.125         1/1/2018        688,125

    1,000,000          Salt River, Arizona Project Agricultural Improvement
                       and Power District Electric System Revenue Bonds
                       (Series A)...........................................          5.000         1/1/2020        891,250

    2,050,000          Tucson, Arizona General Obligation Bonds.............          5.000         7/1/2017      1,868,062

                                                                --------------------------------------------------------------
                                                                Total Arizona                                     4,427,437
                                                                ==============================================================
Arkansas (0.2%)
--------------
    1,120,000          Arkansas State Development Finance Authority
                       Single Family Mortgage Revenue Bonds (Series F)
                       (GNMA Insured)(Subject to `AMT').....................          7.450         1/1/2027      1,158,506

                                                                --------------------------------------------------------------
                                                                Total Arkansas                                    1,158,506
                                                                ==============================================================
California (8.9%)
-----------------
    1,100,000          California State Veterans Bonds General Obligation
                       Bonds (Subject to `AMT').............................          6.250         2/1/2014      1,101,947

      655,000          Campbell, California Union High School District
                       General Obligation Bonds (FSA Insured)...............          5.550         8/1/2017        653,363

    2,000,000          San Bernardino County, California Single Family
                       Mortgage Revenue Bonds (Series A-1)
                       (GNMA/FNMA/AMBAC Insured) (Subject to `AMT').........          5.000        12/1/2031      2,030,000

    1,910,000          San Jose,California Unified School District Capital
                       Appreciation General Obligation Bonds (Santa Clara
                       County) (Series C) (FGIC Insured)....................          0.000         8/1/2020        541,963

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  55

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30,2000


Principal Amount               Municipal Bond Investments (97.9%)                      Interest Rate   Maturity Date   Market Value
===================================================================================================================================
California (8.9%)-continued
$     310,000                  Santa Cruz, California City Elementary School
                               District General Obligation Bonds (Series B)
                               (FGIC Insured)........................................     5.500%        8/1/2016         $   307,675

    4,855,000                  Contra Costa County, California Home Mortgage
                               Revenue Bonds (Escrowed to Maturity)..................     7.500         5/1/2014           5,826,000

    7,145,000                  Foothill/Eastern Corridor Agency California Toll Road
                               Capital Appreciation Refunded Revenue Bonds
                               (Series A)/7/.........................................     0.000         1/1/2014           6,126,837

    6,000,000                  Foothill/Eastern Corridor Agency California Toll Road
                               Capital Appreciation Refunded Revenue Bonds
                               (Series A)/7/.........................................     0.000         1/1/2013           5,145,000

    5,000,000                  Foothill/Eastern Corridor Agency California Toll Road
                               Capital Appreciation Refunded Revenue Bonds
                               (Series A)/7/.........................................     0.000         1/1/2011           4,275,000

    5,000,000                  Foothill/Eastern Corridor Agency California Toll Road
                               Capital Appreciation Refunded Revenue Bonds
                               (Series A)/7/.........................................     0.000         1/1/2009           4,181,250

    1,335,000                  Foothill/Eastern Corridor Agency California Toll Road
                               Capital Appreciation Refunded Revenue Bonds
                               (Series A)............................................     0.000         1/1/2005           1,057,987

      400,000                  Fresno, California Unified School District General
                               Obligation Bonds (Series C) (FSA Insured)
                               (Escrowed to Maturity)................................     5.375         8/1/2021             380,500

    1,000,000                  Los Angeles, California Department of Water and
                               Power Electric Plant Revenue Bonds....................     6.100         2/15/2017          1,020,000

    2,100,000                  Los Angeles,California Department of Water and
                               Power Electric Plant Revenue Bonds (2nd Issue)........     4.750         11/15/2019         1,785,000

    1,705,000                  Los Angeles, California Regional Airports Improvement
                               Corporation Lease Revenue Bonds (Facilities Sublease-
                               International Airport)................................     6.350         11/1/2025          1,615,488

    1,500,000                  Oxnard,California School District Capital Appreciation
                               General Obligation Bonds (MBIA Insured)...............     0.000         8/1/2019             476,250

    4,200,000                  Pomona,California Single Family Housing Revenue
                               Bonds (Escrowed to Maturity)..........................     7.600         5/1/2023           5,050,500

                                                                      -------------------------------------------------------------
                                                                      Total California                                   41,574,760
                                                                      =============================================================
Colorado (1.7%)
---------------
    1,765,000                  Colorado Housing and Finance Authority Revenue
                               Bonds (Series A-2) (Subject to `AMT').................     7.450        10/1/2016           1,906,200

    1,100,000                  Colorado Housing and Finance Authority Revenue
                               Bonds (Series A-3)....................................     7.250         4/1/2010           1,200,375

    1,000,000                  Dawson Ridge Metropolitan District #1,
                               Colorado General Obligation Bonds
                               (Series A) (Escrowed to Maturity).....................     0.000        10/1/2012             456,250

      760,000                  Dawson Ridge Metropolitan District #1,
                               Colorado General Obligation Bonds
                               (Series B) (Escrowed to Maturity).....................     0.000        10/1/2012             346,750

    1,000,000                  Denver, Colorado Health and Hospital Authority
                               Healthcare Revenue Bonds (Series A)...................     5.150        12/1/2011             885,000

    2,325,000                  El Paso County, Colorado School District #49
                               Falcon General Obligation Bonds (Series A)............     6.000        12/1/2018           2,406,375

    1,000,000                  Routt County, Colorado School District #RE02
                               Steamboat Springs General Obligation Bonds
                               (MBIA Insured)........................................     5.000        12/1/2017             905,000

                                                                        ------------------------------------------------------------
                                                                       Total Colorado                                     8,105,950
                                                                        ============================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
56  The AAL Mutual Funds Annual Report

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount         Municipal Bond Investments (97.9%)                          Interest Rate     Maturity Date   Market Value
====================================================================================================================================
Florida (4.1%)
--------------
$   2,750,000            Clay County, Florida Housing Finance Authority
                         Single Family Mortgage Revenue Bonds
                         (GNMA/FNMA Insured) (Subject to `AMT').....................     6.000%          4/1/2029       $ 2,743,125

    3,000,000            Escambia County, Florida Health Facilities Authority
                         Revenue Bonds (Azalea Trace, Inc.).........................     6.000           1/1/2015         2,763,750

    1,500,000            Florida Rural Utility Financing Commission
                         Revenue Notes..............................................     5.250           9/1/2001         1,509,375

    1,050,000            Florida State Board of Education Capital Outlay
                         General Obligation Bonds (Series A)........................     5.000           1/1/2018           954,187

    1,080,000            Florida State Division of Bond Finance Department
                         General Services Revenue Bonds
                         (Series A) (AMBAC Insured).................................     5.750           7/1/2013         1,100,250

    1,000,000            Hillsborough County, Florida Industrial Development
                         Authority Revenue Bonds (Health Facilities
                         Project-University Community Hospital) (Series A)..........     4.500          8/15/2003           948,750

    2,220,000            Manatee County, Florida Housing Finance Authority
                         Single Family Revenue Bonds (Series 1)
                         (GNMA/FNMA/FHLMC Insured) (Subject to `AMT')...............     7.200           5/1/2028         2,367,075

      500,000            Miami-Dade County, Florida Aviation Revenue Bonds
                         (Miami International Airport) (Series A)
                         (FGIC Insured) (Subject to `AMT')..........................     5.550          10/1/2013           496,250

    1,100,000            Orange County, Florida Health Facilities Authority
                         Revenue Bonds (Mayflower Retirement Project)
                         (Asset Guaranteed).........................................     5.250           6/1/2019           991,375

    2,000,000            Orange County, Florida Health Facilities Authority
                         Revenue Bonds (Orlando Regional Healthcare Project)
                         (Series A) (MBIA Insured)..................................     6.250          10/1/2018         2,127,500

    3,000,000            Pinellas County, Florida Housing Finance Authority
                         Single Family Housing Revenue Bonds
                         (Multi-County Project) (Series A-1)
                         (GNMA/FNMA Insured) (Subject to `AMT').....................     7.200           9/1/2029         3,247,500

                                                                  ------------------------------------------------------------------
                                                                 Total Florida                                           19,249,137
                                                                  ==================================================================
Georgia (2.2%)
--------------
    1,750,000            Baldwin County, Georgia Hospital Authority Revenue
                         Bonds (Oconee Regional Medical Center).....................     5.250          12/1/2022         1,340,936

    6,000,000            George L. Smith II Georgia World Congress Center
                         Authority Revenue Bonds (Domed Stadium Project)
                         (MBIA Insured) (Subject to `AMT')..........................     5.500           7/1/2020         5,662,500

    3,400,000            Private Colleges and Universities Authority Georgia
                         Revenue Bonds (Emory University Project) (Series A)........     5.500          11/1/2025         3,230,000

                                                                  ------------------------------------------------------------------
                                                                 Total Georgia                                           10,233,436
                                                                  ==================================================================
Illinois (14.1%)
----------------
    1,000,000            Broadview, Illinois Tax Increment Revenue Bonds............     5.375           7/1/2015           921,250

    2,000,000            Broadview, Illinois Tax Increment Revenue Bonds............     5.250           7/1/2012         1,887,500

    4,770,000            Chicago, Illinois O'Hare International Airport Special
                         Facilities Revenue Bonds (United Airlines Project)
                         (Series A).................................................     5.350           9/1/2016         4,149,900

    1,915,000            Chicago, Illinois Single Family Mortgage Revenue
                         Bonds (GNMA Insured) (Subject to `AMT')....................     7.250           9/1/2028         2,013,144

    6,500,000            Chicago, Illinois Single Family Mortgage Revenue
                         Bonds (Series C-1999) (GNMA/FNMA/FHLMC Insured) (Subject
                         to `AMT')..................................................     7.050          10/1/2030         6,898,125

    4,645,000            Chicago, Illinois Waterworks Revenue Bonds
                         (FGIC Insured).............................................     5.500          11/1/2022         4,343,075

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------

                                          The AAL Mutual Funds Annual Report  57

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount              Municipal Bond Investments (97.9%)                   Interest Rate     Maturity Date     Market Value
====================================================================================================================================
Illinois (14.1%)-continued
--------------------------
$   2,250,000                Cook County, Illinois General Obligation Bonds
                             (Series B) (FGIC Insured)...............................   5.500%         11/15/2022       $ 2,123,437

    3,960,000                Cook County, Illinois General Obligation Bonds
                             (Series B) (MBIA Insured)...............................   5.125          11/15/2017         3,638,250

    1,815,000                Cook County, Illinois School District #99 - Cicero
                             General Obligation Bonds (FGIC Insured).................   8.500           12/1/2016         2,364,038

    1,565,000                Cook County, Illinois School District #99 - Cicero
                             General Obligation Bonds (FGIC Insured).................   8.500           12/1/2014         2,014,937

    1,250,000                Cook County, Illinois School District #99 - Cicero
                             General Obligation Bonds (FGIC Insured).................   8.500           12/1/2011         1,571,875

      765,000                Cook County, Illinois School District #100
                             General Obligation Bonds (Berwyn South Project)
                             (FSA Insured)...........................................   8.200           12/1/2009           926,606

    1,255,000                Illinois Department of Central Management Services
                             Certificate of Participation Bonds (MBIA Insured).......   5.400            7/1/2012         1,242,450

      755,000                Illinois Development Finance Authority Revenue
                             Bonds (FSA Insured).....................................   0.000            2/1/2020           227,444

    1,800,000                Illinois Development Finance Authority Revenue
                             Bonds (FSA Insured).....................................   0.000            2/1/2019           580,500

    4,000,000                Illinois Development Finance Authority Hospital
                             Revenue Bonds (Adventist Health Systems/
                             Sunbelt Obligation).....................................   5.500          11/15/2029         3,150,000

    2,500,000                Illinois Educational Facilities Authority Revenue
                             Bonds (Northwestern University).........................   5.250           11/1/2032         2,434,375

    4,900,000                Illinois Educational Facilities Authority Revenue
                             Bonds (Northwestern University).........................   5.250           11/1/2032         4,740,750

    1,600,000                Illinois Health Facilities Authority Revenue Bonds
                             (Bethesda Home and Retirement) (Series A)...............   6.250            9/1/2014         1,536,000

    4,180,000                Illinois Health Facilities Authority Revenue Bonds
                             (Hospital Sisters Services, Inc.) (Series A) (MBIA
                             Insured)................................................   5.250          11/15/2014         3,939,650

    2,500,000                Illinois Health Facilities Authority Revenue Bonds
                             (Swedish American Hospital).............................   6.875          11/15/2030         2,443,750

    3,000,000                Illinois Regional Transit Authority Revenue Bonds
                             (Series A) (FGIC Insured)...............................   6.700           11/1/2021         3,341,250

    3,065,000                Illinois State Sales Tax Revenue Bonds (Series L).......   0.000           6/15/2012         3,076,494

    3,035,000                McHenry County, Illinois Community High School
                             District #157 General Obligation Bonds (FSA Insured)....   9.000           12/1/2017         3,683,731

    1,760,000                Southwestern Illinois Development Authority Revenue
                             Bonds (Anderson Hospital Project).......................   5.625           8/15/2029         1,372,800

    1,600,000                Southwestern Illinois Development Authority Revenue
                             Bonds (Anderson Hospital Project).......................   5.500           8/15/2020         1,282,000

                                                                          ----------------------------------------------------------
                                                                         Total Illinois                                   65,903,331
                                                                          ==========================================================
Indiana (1.1%)
--------------
    4,550,000                Indiana Transportation Finance Authority Highway
                             Revenue Bonds (Series A) (MBIA/IBC Insured).............   7.250          6/1/2015          5,329,187

                                                                          ----------------------------------------------------------
                                                                         Total Indiana                                    5,329,187
                                                                          ==========================================================
Iowa (0.2%)
-----------
    1,100,000                Keokuk, Iowa Hospital Facilities Revenue Refunding
                             Bonds (Keokuk Area Hospital Project)....................   5.400          12/1/2015            907,500

                                                                          ----------------------------------------------------------
                                                                         Total Iowa                                         907,500
                                                                          ==========================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------

58   The AAL Mutual Funds Annual Report

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount         Municipal Bond Investments ( 97.9%)               Interest Rate      Maturity Date             Market Value
=================================================================================================================================
Kansas (0.5%)
------------------
$   2,155,000            Kansas City, Kansas Utility System Unrefunded
                         Balance Revenue Bonds (FGIC Insured)...................  6.375%        9/1/2023                  $2,219,650

                                                                -------------------------------------------------------------------
                                                              Total Kansas                                                 2,219,650
                                                                ===================================================================

Kentucky (3.2%)
------------------
    5,850,000            Carroll County, Kentucky Collateralized Pollution
                         Control Revenue Bonds (Kentucky Utilities Company
                         Project) (Series A)....................................  7.450         9/15/2016                  6,171,750

    2,615,000            Florence, Kentucky Housing Facilities Revenue Bonds
                         (Bluegrass Housing, Inc. Project) (ACA Insured)........  6.300         8/15/2019                  2,605,194

    2,750,000            Jefferson County, Kentucky Capital Projects Corporation
                         Revenue Bonds (MBIA Insured)...........................  5.375          6/1/2022                  2,564,375

    2,000,000            Jefferson County, Kentucky Capital Projects Corporation
                         Revenue Bonds (MBIA Insured)...........................  5.375          6/1/2018                  1,910,000

    2,000,000            Jefferson County, Kentucky School District Finance
                         Corporation School Building Revenue Bonds (Series A)
                         (FSA Insured)..........................................  5.250          1/1/2019                  1,865,000

                                                                ------------------------------------------------------------------
                                                              Total Kentucky                                              15,116,319
                                                                ==================================================================
Louisiana (2.8%)
----------------
    6,000,000            DeSoto Parish, Louisiana Pollution Control Revenue
                         Bonds (Southwestern Electric Power Company Project)      7.600          1/1/2019                 6,487,500

    3,200,000            Jefferson Parish, Louisiana Home Mortgage Authority
                         Single Family Mortgage Revenue Bonds (Series A-2)
                         (GNMA/FNMA Insured) (Subject to `AMT').................  7.500         12/1/2030                 3,480,000

    2,605,000            Regional Transportation Authority Louisiana
                         Sales Tax Revenue Bonds (Series A) (FGIC Insured)......  8.000         12/1/2012                 3,191,125

                                                                  ------------------------------------------------------------------
                                                              Total Louisiana                                            13,158,625
                                                                  ==================================================================
Massachusetts (2.1%)
--------------------
    2,000,000            Massachusetts State Health and Educational Facilities
                         Authority Revenue Bonds (Milford-Whittinsville
                         Project) (Series C)....................................  5.750         7/15/2013                 1,745,000

      500,000            Massachusetts State Turnpike Authority Revenue Bonds
                         (Series A) (FGIC Insured)..............................  5.125          1/1/2023                   472,500

    4,840,000            Westford, Massachusetts General Obligation Bonds
                         (FGIC Insured).........................................  5.125          4/1/2017                 4,537,500

    3,180,000            Westford,Massachusetts General Obligation Bonds
                         (FGIC Insured).........................................  5.125          4/1/2014                 3,060,750

                                                                 ------------------------------------------------------------------
                                                              Total Massachusetts                                         9,815,750
                                                                 ==================================================================
Michigan (5.5%)
---------------
    3,965,000            Chelsea, Michigan Economic Development Corporation
                         Limited Obligation Revenue Bonds
                         (United Methodist Retirement)..........................  5.400        11/15/2027                 2,879,581

    2,500,000            Comstock Park, Michigan Public Schools General
                         Obligation Bonds (FSA/Q-SBLF Insured).................   5.500          5/1/2021                 2,378,125

    2,000,000            Dickinson County, Michigan Healthcare Systems Hospital
                         Revenue Bonds..........................................  5.700         11/1/2018                 1,585,000

    2,500,000            Dickinson County, Michigan Healthcare Systems Hospital
                         Revenue Bonds..........................................  5.500         11/1/2013                 2,118,750

    2,100,000            East China School District, Michigan General Obligation
                         Bonds (FGIC Insured)...................................  5.000          5/1/2015                 1,942,500

    1,000,000            Grand Valley, Michigan State University Revenue
                         Bonds (MBIA Insured)...................................  5.250         10/1/2017                   965,000

The accompanying notes to the financial statements are an integral part of this schedule.

-------------------------------------------------------------------------------
                                        The AAL Mutual Funds Annual Report  59

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount              Municipal Bond Investments ( 97.9%)                    Interest Rate    Maturity Date    Market Value

===================================================================================================================================
Michigan (5.5%)-continued
-------------------------
$   1,000,000                 Hillsdale, Michigan Hospital Finance Authority Hospital
                              Revenue Bonds (Hillsdale Community Health
                              Center Hospital)............................................   5.250%     5/15/2026           $697,500

      135,000                 Hillsdale, Michigan Hospital Finance Authority Hospital
                              Revenue Bonds (Hillsdale Community Health Center)...........   4.800      5/15/2005            125,381

      260,000                 Hillsdale, Michigan Hospital Finance Authority Hospital
                              Revenue Bonds (Hillsdale Community Health Center)...........   4.700      5/15/2004            244,400

      100,000                 Hillsdale, Michigan Hospital Finance Authority Hospital
                              Revenue Bonds (Hillsdale Community Health Center)...........   4.600      5/15/2002             96,875

      145,000                 Hillsdale, Michigan Hospital Finance Authority Hospital
                              Revenue Bonds (Hillsdale Community Health Center)...........   4.300      5/15/2000            144,913

    3,000,000                 John Tolfree Health Systems Corporation,
                              Michigan Mortgage Revenue Bonds.............................   6.000      9/15/2023          2,467,500

    7,000,000                 Michigan Public Power Agency Refunding Revenue
                              Bonds (Belle River Project) (MBIA Insured)..................   5.000       1/1/2019          6,256,250

    2,500,000                 Michigan State Hospital Finance Authority Revenue
                              Bonds (Hackley Hospital Project) (Series A).................   5.300       5/1/2013          2,206,250

      500,000                 Michigan State Trunk Line Revenue Bonds (Series A)
                              (MBIA/IBC Insured)..........................................   5.500      10/1/2021            475,625

    1,065,000                 Wayne County, Michigan Downriver System Sewer
                              Disposal General Obligation Bonds (Series B)
                              (MBIA Insured)..............................................   5.125      11/1/2016            987,788

                                                                                ---------------------------------------------------
                                                                                Total Michigan                           25,571,438
                                                                                ===================================================
Minnesota (1.1%)
----------------
    5,190,000            South Washington County, Minnesota Independent
                         School District #833 General Obligation Bonds
                         (Series A) (MBIA Insured)........................................   5.500      2/1/2019          5,014,838

                                                                                ---------------------------------------------------
                                                                                Total Minnesota                           5,014,838
                                                                                ===================================================
Missouri (1.2%)
---------------
         4,985,000       Missouri State Housing Development Community
                         Single Family Mortgage Revenue Bonds
                         (GNMA/FNMA Insured) (Subject to `AMT')...........................   7.300      3/1/2028          5,358,875

                                                                                ---------------------------------------------------
                                                                                Total Missouri                            5,358,875
                                                                                ===================================================
Montana (2.9%)
--------------
    1,000,000            Forsyth, Montana Pollution Control Revenue Bonds
                         (Portland General Electric Company) (Series B)
                          (Subject to `AMT')7.............................................   4.750      5/1/2033            981,250

    1,320,000            Forsyth, Montana Pollution Control Revenue Bonds
                         (Puget Sound Power and Light Company) (Series A)
                         (AMBAC Insured)..................................................   7.050      8/1/2021          1,377,750

    1,000,000            Montana State Board of Housing Single Family
                         Mortgage Revenue Bonds (Series A-2)
                         (Subject to `AMT')...............................................   6.250      6/1/2019          1,006,250

      265,000            Montana State Board of Housing Single Family
                         Mortgage Revenue Bonds (Series A-1)..............................   6.000      6/1/2016            267,319

    2,250,000            Montana State Board of Investment Refunded
                         Balance 1996 Payroll Tax Revenue Bonds...........................   6.875      6/1/2020          2,337,975

    1,840,000            Montana State Board of Regents Revenue Bonds
                         (Higher Education-University of Montana) (Series F)
                         (MBIA Insured)...................................................   5.750      5/15/2016          1,858,400

    2,005,000            Montana State Health Facilities Authority Health
                         Care Revenue Bonds (Sidney Health Center)
                         (ACA Insured)....................................................   6.250      9/1/2029          1,972,419


The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
60  The AAL Mutual Funds Annual Report

SCHEDULE OF INVESTMENTS AS OF APRIL 30,2000

Principal Amount            Municipal Bond Investments ( 97.9%)                       Interest Rate   Maturity Date   Market Value
===================================================================================================================================
Montana (2.9%)-continued
------------------------
    $ 3,480,000           Montana State Health Facilities Authority Revenue
                          Bonds (Hillcrest Senior Living Project)...................        7.375%      6/1/2030        $ 3,349,500
        645,000           Montana State Health Facilities Authority Revenue
                          Bonds (Hillcrest Senior Living Project)...................        7.250       6/1/2025            620,006

                                                                              -----------------------------------------------------
                                                                              Total Montana                              13,770,869
                                                                              =====================================================
Nevada (0.7%)
-------------
    3,500,000             Clark County,Nevada Industrial Development
                          Revenue Bonds (Nevada Power Company Project)
                          (Series B) (Subject to `AMT').............................        5.900       10/1/2030         3,027,500

                                                                              -----------------------------------------------------
                                                                              Total Nevada                                3,027,500
                                                                              =====================================================
New Mexico (1.1%)
-----------------
    2,000,000             Bernalillo County, New Mexico Gross Receipts Tax
                          Revenue Bonds.............................................        5.750       10/1/2016         2,012,500
    2,525,000             New Mexico Mortgage Finance Authority Revenue
                          Bonds (Series F)..........................................        7.000       1/1/2026          2,777,500
    1,000,000             New Mexico Mortgage Finance Authority Single
                          Family Mortgage Capital Appreciation Revenue Bonds
                          (Subject to `AMT')........................................        0.000       9/1/2019            547,500

                                                                              -----------------------------------------------------
                                                                              Total New Mexico                            5,337,500
                                                                              =====================================================
New York (4.4%)
---------------
    2,000,000             New York State Dormitory Authority State University
                          Educational Facilities Revenue Bonds (Series A) ..........        7.500       5/15/2013         2,347,500
    5,000,000             New York State Dormitory Authority State University
                          Educational Facilities Revenue Bonds (Series A)/4/ .......        5.875       5/15/2017         5,056,250
    2,445,000             New York State Local Government Assistance
                          Corporation Revenue Bonds (Series E) (FSA Insured)........        5.375        4/1/2019         2,295,244
    3,000,000             New York State Local Government Assistance
                          Corporation Revenue Bonds (Series E)
                          (MBIA Insured)............................................        5.250        4/1/2016         2,883,750
    3,000,000             New York State Thruway Authority General
                          Revenue Bonds (Series E)..................................        5.000        1/1/2016         2,726,250
    1,000,000             Triborough Bridge and Tunnel Authority Revenue
                          Bonds (General Purpose) (Series B)........................        5.375        1/1/2019           942,500
    5,000,000             Triborough Bridge and Tunnel Authority Revenue
                          Bonds (Series Q)/4/ ......................................        5.000        1/1/2017         4,568,750

                                                                              -----------------------------------------------------
                                                                              Total New York                             20,820,244
                                                                              =====================================================
North Carolina (5.5%)
---------------------
      750,000             Carteret County, North Carolina Certificate of
                          Participation Bonds (AMBAC Insured).......................        5.625        6/1/2020           732,188
      420,000             Carteret County, North Carolina  Certificate of
                          Participation Bonds (AMBAC Insured).......................        5.375        6/1/2014           413,175
      375,000             Carteret County, North Carolina Certificate of
                          Participation Bonds (AMBAC Insured).......................        5.300        6/1/2013           368,906
    1,420,000             Fayetteville, North Carolina Public Works
                          Commission Revenue Bonds (FSA Insured)....................        5.125        3/1/2017         1,306,400
    2,000,000             Northampton County, North Carolina Industrial
                          Facilities and Pollution Control Financing Authority
                          Revenue Bonds (Subject to `AMT')..........................        6.450       11/1/2029         1,952,500
    3,000,000             North Carolina Eastern Municipal Power Agency
                          Power System Revenue Bonds................................        6.000        1/1/2014         2,913,750
    1,120,000             North Carolina Eastern Municipal Power Agency
                          Power System Revenue Bonds (Series A).....................        6.000        1/1/2026         1,164,800


The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  61

SCHEDULE OF INVESTMENTS AS OF APRIL 30,2000

Principal Amount                         Municipal Bond Investments ( 97.9%)             Interest Rate  Maturity Date  Market Value
====================================================================================================================================
North Carolina (5.5%)-continued
-------------------------------
   $  650,000                     North Carolina Eastern Municipal Power Agency
                                  Power System Revenue Bonds (Series B).................     6.250%     1/1/2012        $   648,375
    1,200,000                     North Carolina Eastern Municipal Power Agency
                                  Power System Revenue Bonds (Series B).................     5.500      1/1/2021          1,038,000
    2,000,000                     North Carolina Eastern Municipal Power Agency
                                  Power System Revenue Bonds (Series D).................     6.750      1/1/2026          2,000,000
    1,530,000                     North Carolina Eastern Municipal Power Agency
                                  Power System Revenue Bonds (Series D).................     5.875      1/1/2013          1,455,413
    2,195,000                     North Carolina Medical Care Commission Revenue
                                  Bonds (North Carolina Housing Foundation,Inc.)
                                  (ACA Insured).........................................     6.450      8/15/2020          2,225,181
    5,000,000                     North Carolina Municipal Power Agency #1 Catawba
                                  Electric Revenue Bonds (Series A).....................     6.125      1/1/2015          4,712,500
    1,000,000                     North Carolina Municipal Power Agency #1 Catawba
                                  Electric Revenue Bonds (Series B).....................     6.250      1/1/2007          1,021,250
      500,000                     North Carolina Municipal Power Agency #1 Catawba
                                  Electric Revenue Bonds (Series B).....................     6.000      1/1/2020            476,250
      885,000                     Piedmont Triad Airport Authority North Carolina
                                  Revenue Bonds (Series A) (FSA Insured)................     6.375      7/1/2016            941,419
      500,000                     Pitt County,North Carolina School Facilities Project
                                  Certificate of Participation Bonds (Series A)
                                  (FSA Insured)/3/......................................     5.500      4/1/2020            480,625
    1,000,000                     Pitt County,North Carolina School Facilities Project
                                  Certificate of Participation Bonds (Series A)
                                  (FSA Insured)/3/......................................     5.250      4/1/2025            901,250
      250,000                     Pitt County,North Carolina School Facilities Project
                                  Certificate of Participation Bonds (Series A)
                                  (FSA Insured)/3/......................................     5.250      4/1/2015            237,500
    1,035,000                     Wake County,North Carolina Hospital Revenue
                                  Bonds (MBIA Insured)..................................     5.125      10/1/2026           947,025

                                                                              -----------------------------------------------------
                                                                              Total North Carolina                       25,936,507
                                                                              =====================================================
North Dakota (0.2%)
-------------------
    1,055,000                     North Dakota State Water Commission Revenue Bonds
                                  (Water Development and Management Program)
                                  (Series A) (MBIA Insured).............................     5.750      8/1/2020          1,041,813

                                                                              -----------------------------------------------------
                                                                              Total North Dakota                          1,041,813
                                                                              =====================================================
Ohio (4.1%)
-----------
    1,210,000                     Cambridge,Ohio City School District General
                                  Obligation Bonds (FSA Insured)........................     5.750      12/1/2022         1,185,800
    1,000,000                     Cambridge,Ohio City School District General
                                  Obligation Bonds (FSA Insured)........................     5.700      12/1/2020           983,750
    1,000,000                     Greene County,Ohio Sewer Systems
                                  Revenue Bonds (AMBAC Insured).........................     5.625      12/1/2025           962,500
    3,855,000                     Lucas County,Ohio Hospital Revenue Bonds
                                  (Promedia Healthcare Obligation Group)
                                  (AMBAC Insured).......................................     5.375      11/15/2029        3,488,775
      700,000                     Mansfield,Ohio City School District General
                                  Obligation Bonds (MBIA Insured).......................     5.750      12/1/2027           680,750
    1,000,000                     Mansfield,Ohio City School District General
                                  Obligation Bonds (MBIA Insured).......................     5.750      12/1/2022           980,000
      800,000                     Mansfield,Ohio City School District General
                                  Obligation Bonds (MBIA Insured).......................     5.750      12/1/2021           786,000
    2,500,000                     Montgomery County,Ohio Hospital Revenue Bonds
                                  (Kettering Medical Center)............................     6.750      4/1/2022          2,346,875

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
62  The AAL Mutual Funds Annual Report

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount         Municipal Bond Investments (97.9%)                   Interest Rate    Maturity  Date           Market Value
=================================================================================================================================
Ohio (4.1%)-continued
---------------------
$   2,000,000            Montgomery County, Ohio Hospital Revenue Bonds
                         (Kettering Medical Center)..........................     6.750%          4/1/2018            $   1,885,000
    3,000,000            Ohio Housing Finance Agency Residential Mortgage
                         Revenue Bonds (Series A-1) (GNMA Insured)
                         (Subject to `AMT')..................................     5.750           9/1/2026                2,992,500
    1,730,000            Ridgewood, Ohio Local School District Revenue Bonds
                         (FSA Insured).......................................     6.000          12/1/2024                1,738,650
    1,000,000            University of Cincinnati, Ohio General Receipts
                         Revenue Bonds (Series AB) (MBIA Insured)............     5.375           6/1/2020                  945,000

                                                                        -----------------------------------------------------------
                                                                      Total Ohio                                         18,975,600
                                                                        ===========================================================
Oklahoma (0.6%)
---------------
    3,000,000            Payne County, Oklahoma Economic Development
                         Authority Student Housing Revenue Bonds
                         (Collegiate Housing Foundation) (Series A)..........     6.375          6/1/2030                 2,921,250

                                                                        -----------------------------------------------------------
                                                                      Total Oklahoma                                   2,921,250
                                                                        ===========================================================
Oregon (1.0%)
-------------
    2,000,000            Clatsop County, Oregon School District #001 Astoria
                         General Obligation Bonds/3/.........................     5.500         6/15/2019                 1,940,000
    3,000,000            Portland, Oregon Water Systems Revenue Bonds
                         (Series A)..........................................     5.500          8/1/2020                 2,910,000

                                                                        -----------------------------------------------------------
                                                                      Total Oregon                                     4,850,000
                                                                        ===========================================================
Pennsylvania (1.2%)
-------------------
      935,000            Montgomery County, Pennsylvania Higher Education
                         and Health Authority Revenue Bonds (Faulkeways at
                         Gwnedd Project).....................................     6.750         11/15/2030                  890,588
      200,000            Pennsylvania State Higher Education Facilities
                         Authority Health Services Revenue Bonds
                         (Allegheny, Delaware Project) (Series A)
                         (MBIA Insured)......................................     4.900         11/15/2001                  200,500
    2,540,000            Philadelphia,Pennsylvania Hospital and Higher
                         Education Facilities Authority Revenue Bonds
                         (Children's Hospital Project) (Series A)............     5.000          2/15/2021                2,143,125
    2,515,000            University of Pittsburgh,Pennsylvania Revenue Bonds
                         (Series B) (MBIA Insured)...........................     5.000           6/1/2017                2,279,219

                                                                        -----------------------------------------------------------
                                                                         Total Pennsylvania                               5,513,432
                                                                        ===========================================================
South Carolina (1.0%)
--------------------
    1,250,000            Loris, South Carolina Community Hospital
                         District Revenue Bonds (Series A)...................     5.500           1/1/2016                1,042,187
    2,000,000            Loris, South Carolina Community Hospital
                         District Revenue Bonds (Series B)...................     5.625           1/1/2020                1,645,000
    1,000,000            South Carolina Jobs Economic Development Authority
                         Hospital Facilities Revenue Bonds (Palmetto Health
                         Alliance) (Series A)................................     7.375         12/15/2021                  988,750
    1,000,000            South Carolina Jobs Economic Development Authority
                         Hospital Facilities Revenue Bonds (Palmetto Health
                         Alliance) (Series A)................................     7.000         12/15/2010                  996,250

                                                                        -----------------------------------------------------------
                                                                         Total South Carolina                             4,672,187
                                                                        ===========================================================
Tennessee (1.9%)
----------------
    1,000,000            Dickson County, Tennessee General Obligation
                         Bonds (FGIC Insured)................................     5.000           4/1/2018                  915,000
    9,000,000            Shelby County, Tennessee Health Educational and
                         Housing Facilities Board Revenue Bonds (St. Jude's
                         Children's Research Project)........................     5.375           7/1/2029                7,818,750

                                                                        -----------------------------------------------------------
                                                                         Total Tennessee                                  8,733,750
                                                                        ===========================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  63

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount         Municipal Bond Investments ( 97.9%)                       Interest Rate   Maturity Date        Market Value
=================================================================================================================================
Texas (10.7%)
-------------
$   2,000,000            Amarillo, Texas Health Facilities Corporation
                         Revenue Bonds (Baptist St.Anthony's Hospital
                         Corporation) (FSA Insured)...............................   5.500%          1/1/2017           $  1,942,500

      745,000            Bexar County, Texas Housing Finance Corporation
                         Multi-Family Housing Revenue Bonds (Honey Creek
                         Apartments Project) (Series A) (MBIA Insured)............   6.125           4/1/2020              728,237

    1,970,000            Brazos River Authority, Texas Revenue Bonds
                         (Houston Industries,Inc.) (Project A)....................   5.125           5/1/2019            1,773,000

    1,165,000            Carroll, Texas Independent School District Capital
                         Appreciation General Obligation Bonds
                         (PSF/GTD Insured)........................................   0.000           2/15/2012              576,675

    1,845,000            Cleburne, Texas Capital Appreciation General
                         Obligation Bonds (FSA Insured)...........................   0.000           2/15/2016              714,937

    3,950,000            Colorado River, Texas Municipal Water District
                         Water Revenue Bonds (MBIA Insured).......................   5.000            1/1/2014            3,693,250

    2,355,000            Galena Park, Texas Independent School District
                         General Obligation Bonds (PSF/GTD Insured)...............   5.500           8/15/2021            2,234,306

    1,000,000            Gregg County, Texas Health Facilities Development
                         Corporation Hospital Revenue Bonds
                         (Good Shepherd Medical Center Project)...................   6.375           10/1/2029              982,500

    1,840,000            Gulf Coast, Texas Waste Disposal Authority Revenue
                         Bonds (Champion International Corporation)
                         (Subject to `AMT').......................................   7.450            5/1/2026            1,895,200

    3,810,000            Lamar, Texas Consolidated Independent School District
                         General Obligation Bonds (PSF/GTD Insured)...............   5.375           2/15/2020            3,529,012

    3,000,000            Lamar, Texas Consolidated Independent School District
                         General Obligation Bonds (PSF/GTD Insured)...............   5.250           2/15/2017            2,842,500

    5,270,000            Leander, Texas Independent School District Capital
                         Appreciation General Obligation Bonds
                         (PSF/GTD Insured)........................................   0.000           8/15/2017            1,837,912

    4,855,000            Leander, Texas Independent School District Capital
                         Appreciation General Obligation Bonds
                         (PSF/GTD Insured)........................................   0.000           8/15/2016            1,826,694

    4,935,000            Leander, Texas Independent School District Capital
                         Appreciation General Obligation Bonds
                         (PSF/GTD Insured)........................................   0.000           8/15/2015            1,992,506

      795,000            Panhandle, Texas Regional Housing Finance Agency
                         Revenue Bonds (Series A).................................   6.750            3/1/2031              788,044

    1,000,000            Panhandle, Texas Regional Housing Finance Agency
                         Revenue Bonds (Series A).................................   6.250            3/1/2010            1,007,500

    4,260,000            Rockwall, Texas Independent School
                         District Capital Appreciation General Obligation
                         Bonds (PSF/GTD Insured)..................................   0.000           8/15/2015            1,688,025

    4,500,000            San Antonio, Texas Independent School District
                         General Obligation Bonds (PSF/GTD Insured)...............   5.500           8/15/2024            4,235,625

    2,165,000            Southlake, Texas Tax Increment General
                         Obligation Bonds (Series B) (AMBAC Insured)..............   0.000           2/15/2018              660,325

    2,165,000            Southlake, Texas Tax Increment General Obligation
                         Bonds (Series B) (AMBAC Insured).........................   0.000           2/15/2017              711,744

    1,275,000            South San Antonio, Texas Independent School District
                         General Obligation Bonds (PSF/GTD Insured)...............   6.000           8/15/2019            1,289,344

    1,250,000            South San Antonio, Texas Independent School District
                         General Obligation Bonds (PSF/GTD Insured)...............   6.000           8/15/2018            1,267,188

    1,180,000            South San Antonio, Texas Independent School District
                         General Obligation Bonds (PSF/GTD Insured)...............   6.000           8/15/2017            1,200,650


The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
64  The AAL Mutual Funds Annual Report

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000


Principal Amount                    Municipal Bond Investments (97.9%)           Interest Rate    Maturity Date         Market Value
============================================================================================================================
Texas (10.7%)-continued
-----------------------
$   2,000,000                Travis County, Texas Health Facilities Development
                             Corporation Revenue Bonds (Ascension Health Credit)
                             (Series A) (MBIA Insured)..............................    6.250    11/15/2017              $2,060,000

    2,810,000                Victoria County, Texas Hospital Revenue Bonds
                             (Citizens Medical Center Project)......................    5.500     2/15/2019               2,223,413

    1,465,000                Victoria County, Texas Hospital Revenue Bonds
                             (Citizens Medical Center Project)......................    5.500     2/15/2015               1,217,781

    1,320,000                Victoria County, Texas Hospital Revenue Bonds (Citizens
                             Medical Center Project)................................    5.400     2/15/2013               1,115,400

    2,090,000                Wylie, Texas Independent School District Capital
                             Appreciation General Obligation Bonds (Collin
                             County Project) (PSF/GTD Insured)......................    0.000     8/15/2020                 577,363

    3,280,000                Wylie, Texas Independent School District Unrefunded
                             Balance General Obligation Bonds (PSF/GTD Insured).....    7.000     8/15/2024               3,628,500

                                                                          ---------------------------------------------------------
                                                                                Total Texas                              50,240,131
                                                                          =========================================================
Utah (2.4%)
-----------
    5,990,000                Intermountain Power Agency Utah Power Supply Revenue
                             Bonds (Series A).......................................    5.000      7/1/2021               5,196,325

    4,680,000                Intermountain Power Agency Utah Power Supply Revenue
                             Bonds (Series A) (AMBAC/TCRS Insured)..................    5.500      7/1/2020               4,446,000

      915,000                Intermountain Power Agency Utah Power Supply Revenue
                             Bonds (Series B) (MBIA/IBC Insured)....................    5.000      7/1/2016                 832,650

    1,000,000                Utah Water Finance Agency Revenue Bonds (Timpanogos
                             Line Finding Project) (Series B) (MBIA Insured)........    5.000      6/1/2019                 890,000

                                                                          ---------------------------------------------------------
                                                                                Total Utah                               11,364,975
                                                                          =========================================================
Virginia (1.2%)

---------------
    3,000,000                Fairfax County, Virginia Industrial Development
                             Authority Revenue Bonds (Inova Health Systems
                             Project)...............................................    5.250     8/15/2019               2,707,500

    3,180,000                Prince William County, Virginia Industrial Development
                             Authority Hospital Revenue Bonds (Potomac Hospital
                             Corporation) (FSA Insured).............................    5.000     10/1/2018               2,873,925

                                                                          ---------------------------------------------------------
                                                                                Total Virginia                            5,581,425
                                                                          =========================================================
Washington (3.3%)
-----------------
    2,060,000                Clark and Skamania Counties, Washington School District
                             #112-6 Washougal General Obligation Bonds (FGIC
                             Insured)...............................................    6.000     12/1/2019               2,072,875

    1,000,000                Grant County, Washington Public Utilities District #2
                             Priest Rapids Hydro Electric Revenue Bonds (Series A)
                             (MBIA Insured).........................................    5.250      1/1/2017                 923,750

    4,500,000                Quinault Indian Nation, Washington Revenue Bonds
                             (Quinault Beach Project) (Series A) (ACA Insured)......    5.800     12/1/2015               4,331,250


    5,000,000                Washington State General Obligation Bonds (Series A)...    6.750      2/1/2015               5,487,500

    2,000,000                Washington State Health Care Facilities Authority
                             Revenue Bonds (Swedish Health Systems) (AMBAC
                             Insured)...............................................    5.125    11/15/2018               1,790,000

    1,000,000                Washington State Housing Finance Commission Non-profit
                             Housing Revenue Bonds (Crista Ministries PJS-A)........    5.350      7/1/2014                 923,750

                                                                          ---------------------------------------------------------
                                                                                Total Washington                         15,529,125
                                                                          =========================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  65

The AAL Municipal Bond Fund - Continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount                 Municipal Bond Investments (97.9%)                Interest Rate   Maturity Date        Market Value
--------------------------------------------------------------------------------------------------------------------------------
Wisconsin (2.9%)
---------------
$   1,105,000                    Monroe, Wisconsin School District General
                                 Obligation Bonds (AMBAC Insured)..................    6.875%           4/1/2014        $ 1,215,500

    1,450,000                    Wisconsin State General Obligation Bonds
                                 (Series C)........................................    6.000            5/1/2020          1,466,313

    1,600,000                    Wisconsin State Health and Educational Facilities
                                 Authority Revenue Bonds (Howard Young Medical
                                 Center, Inc. Project).............................    5.125            8/15/2028         1,386,000

    1,000,000                    Wisconsin State Health and Educational Facilities
                                 Authority Revenue Bonds (Children's Hospital
                                 Project) (AMBAC Insured)..........................    5.625            2/15/2015           991,250

    3,250,000                    Wisconsin State Health and Educational Facilities
                                 Authority Revenue Bonds (Mercy Health System
                                 Corporation) (AMBAC Insured)......................    5.375            8/15/2019         3,022,500

    3,810,000                    Wisconsin State Health and Educational Facilities
                                 Authority Revenue Bonds (Mercy Hospital of
                                 Janesville, Inc.).................................    6.600            8/15/2022         3,814,762

    2,100,000                    Wisconsin State Health and Educational Facilities
                                 Authority Revenue Bonds (Monroe Clinic,Inc.)......    5.375            2/15/2022         1,727,250

                                                                      --------------------------------------------------------------
                                                                                Total Wisconsin                          13,623,575
                                                                      ==============================================================
Wyoming (1.2%)
---------------
    5,825,000                    Wyoming State Farm Loan Board Capital Facilities
                                 Revenue Bonds ....................................    5.750            10/1/2020         5,744,906

                                                                      --------------------------------------------------------------
                                                                                Total Wyoming                             5,744,906
                                                                      ==============================================================

United States Territories (0.5%)
--------------------------------
    2,500,000                    Puerto Rico Commonwealth Highway and
                                 Transportation Authority Revenue Bonds
                                 (Series W) (MBIA/IBC Insured).....................    5.250            7/1/2020          2,343,750

                                                                      --------------------------------------------------------------
                                                                                Total United States Territories           2,343,750
                                                                      ==============================================================

                                                                                Total Municipal Bond Investments
                                                                                (amortized cost basis $461,388,102)     459,241,940

                                                                      ==============================================================

                                 Short-Term Tax-Exempt Variable Rate Investments (3.1%)
                                 ------------------------------------------------------
    14,729,853                   Citifunds Institutional Tax-Free Reserves.........                                      14,729,853

                                                                      --------------------------------------------------------------
                                                                      Total Short-Term Tax-Exempt Variable
                                                                      Rate Investments (cost basis$14,729,853)           14,729,853
                                                                      ==============================================================

                                                                      TOTAL INVESTMENTS (101.0%)
                                                                      (amortized cost basis $476,117,955)               473,971,793
                                                                      ==============================================================

                                                                      Other Assets, Less Liabilities(-1.0%)              (4,754,501)
                                                                      ==============================================================

                                                                      Net Assets (100.0%)                               $469,217,292
                                                                      ==============================================================

-----------------------
     /3/  When-issued security
     /4/  Pledged as security for when-issued securities.
     /7/  Step-coupon bond
          See page 87 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
66  The AAL Mutual Funds Annual Report

The AAL Bond Fund                   SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO] Investment Objective:
----------------------------
The Fund seeks a high level of current income, consistent with capital preservation by investing primarily in a diversified portfolio of investment grade bonds.

Principal Amount                             Long-Term Fixed-Income Investments (91.4%) Interest Rate   Maturity Date  Market Value
==================================================================================================================================
Asset Backed Securities (8.6%)
------------------------------
$      3,000,000                             Associates Manufactured Housing Pass
                                             Through Certificates Series 1996-1.......        7.900%      3/15/2027     $ 2,976,510
       2,125,000                             EQCC Home Equity Loan Trust Series
                                             1997-3 Class A7..........................        6.930       2/15/2029       1,990,232
       5,250,000                             Green Tree Financial Corporation
                                             Series 1997-6 Class A-5..................        6.680       1/15/2029       5,190,780
       5,000,000                             Green Tree Financial Corporation
                                             Series 1997-6 Class A-7..................        7.140       1/15/2029       4,814,000
       5,000,000                             Green Tree Financial Corporation
                                             Series 1996-7 Class A-6..................        7.650      10/15/2027       4,775,200
       5,000,000                             Green Tree Financial Corporation
                                             Series 1996-6 Class A-6..................        7.950       9/15/2027       4,929,850
       3,000,000                             Green Tree Home Improvement Loan Trust
                                             Series 1996-D............................        8.100       9/15/2027       2,966,100
       4,500,000                             Harley-Davidson Eaglemark Motorcycle
                                             Trust Series 1999-1 Class Certificates...        6.710       1/15/2007       4,314,150

                                                                -------------------------------------------------------------------
                                                                         Total Asset Backed Securities                   31,956,822
                                                                ===================================================================
Collateralized Mortgage Investments (5.8%)
------------------------------------------
       4,000,000                             First Union National Bank Commercial
                                             Mortgage Trust Pass-Through Certificates
                                             Series 1999-C4 Class A2..................       7.390      11/15/2009        3,908,520
       3,967,288                             Heller Financial Commercial Mortgage
                                             Asset Series 2000-PH1 Class A1...........       7.715       9/15/2008        3,971,787
       4,953,742                             J.P. Morgan Commercial Mortgage Finance
                                             Corporation Series 2000-C9 Class A1......       7.590      10/15/2032        4,935,800
       5,000,000                             Nationslink Funding Corporation
                                             Commercial Mortgage Pass-Through
                                             Certificates Series 1999-2 Class A3......       7.181      12/20/2006        4,866,000
       4,000,000                             Residential Asset Securities
                                             Corporation Series 2000-KS1 Class A14....       8.040      10/25/2028        3,979,680

                                                                -------------------------------------------------------------------
                                                                       Total Collateralized
                                                                       Mortgage Investments                              21,661,787
                                                                ===================================================================
Finance (7.8%)
--------------
       5,000,000                             Cabot Industrial Properties, L.P.........       7.125       5/1/2004         4,758,185
       8,500,000                             Comdisco, Inc............................       5.950      4/30/2002         8,177,467
       4,000,000                             EOP Operating, L.P.......................       6.800      1/15/2009         3,562,956
       5,000,000                             Household Finance Corporation............       7.200      7/15/2006         4,809,115
       4,000,000                             Northern Trust Corporation...............       7.100       8/1/2009         3,804,228
       4,000,000                             Society National Bank....................       7.250       6/1/2005         3,865,036

                                                                -------------------------------------------------------------------
                                                                       Total Finance                                     28,976,987
                                                                ===================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  67

The AAL Bond Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount                  Long-Term Fixed-Income Investments (91.4%)   Interest Rate      Maturity Date        Market Value

=============================================================================================================================
Industrial-Energy (9.6%)
------------------------
$    5,000,000                    Coastal Corporation........................        6.500%         5/15/2006            $4,655,640
     4,000,000                    El Paso Energy Corporation.................        6.750          5/15/2009             3,641,016
     3,500,000                    Enron Corporation..........................        6.400          7/15/2006             3,217,620
     4,000,000                    Enterprise Products Operating, L.P.........        8.250          3/15/2005             3,973,140
     5,000,000                    Kinder Morgan, Inc.........................        6.650           3/1/2005             4,732,115
     4,500,000                    Petroleum Geo-Services ASA.................        6.625          3/30/2008             3,992,837
     4,000,000                    Tosco Corporation..........................        7.250           1/1/2007             3,803,040
     4,000,000                    USX Corporation............................        6.650           2/1/2006             3,727,696
     4,500,000                    Williams Companies, Inc....................        7.625          7/15/2019             4,189,671

                                                         --------------------------------------------------------------------------
                                                                                Total Industrial-Energy                  35,932,775
                                                         ==========================================================================
Industrial-Manufacturing (3.3%)
-------------------------------
     4,000,000                    Pentair, Inc...............................        7.850         10/15/2009             3,889,380
     4,500,000                    Sun Microsystems, Inc......................        7.500          8/15/2006             4,421,457
     4,000,000                    Textron Financial Corporation..............        7.370         10/15/2003             3,955,572

                                                         --------------------------------------------------------------------------
                                                                                Total Industrial-Manufacturing           12,266,409
                                                         ==========================================================================
Industrial-Services (14.5%)
---------------------------
     5,500,000                    CBS Corporation............................        7.150          5/20/2005             5,319,413
     4,500,000                    Comcast Cable Communications, Inc..........        6.200         11/15/2008             3,937,154
     4,000,000                    Continental Cablevision, Inc...............        8.875          9/15/2005             4,179,132
     4,000,000                    Equifax, Inc...............................        6.300           7/1/2005             3,686,420
     4,000,000                    Erac USA Finance Company/2/................        7.950         12/15/2009             3,801,952
     5,500,000                    Guidant Corporation........................        6.150          2/15/2006             4,990,925
     4,500,000                    Joseph E. Seagram & Sons, Inc..............        6.625         12/15/2005             4,176,954
     3,365,000                    Royal Caribbean Cruises, Ltd...............        6.750          3/15/2008             2,895,175
     4,000,000                    Time Warner, Inc...........................        8.110          8/15/2006             4,033,392
     5,000,000                    Times Mirror Company.......................        7.450         10/15/2009             4,860,050
     5,000,000                    Waste Management, Inc......................        7.000          10/1/2004             4,449,250
     8,000,000                    Waste Management, Inc......................        6.000          5/15/2001             7,684,720

                                                         --------------------------------------------------------------------------
                                                                                Total Industrial-Services                54,014,537
                                                         ==========================================================================
Industrial-Transportation (1.1%)
--------------------------------
     4,500,000                    American Airlines, Inc.....................        7.024         10/15/2009             4,230,990

                                                         --------------------------------------------------------------------------
                                                                                Total Industrial-Transportation           4,230,990
                                                         ==========================================================================
U.S. Government Agencies (12.5%)
--------------------------------
     4,000,000                    Federal National Mortgage Association......        7.125          1/15/2030             3,948,588
     5,000,000                    Federal National Mortgage Association......        7.125          3/15/2007             4,941,470
    13,077,604                    Federal National Mortgage Association
                                  15 Yr. Pass Through........................        6.500           6/1/2013             12,534,204
     7,994,219                    Government National Mortgage Association
                                  15 Yr. Pass Through........................        7.500         10/15/2013             8,007,193
     8,374,247                    Government National Mortgage Association
                                  30 Yr. Pass Through........................        7.500%         8/15/2029             8,237,998
     9,519,695                    Government National Mortgage Association
                                  30 Yr. Pass Through........................        6.500          3/15/2029             8,925,533

                                                         --------------------------------------------------------------------------
                                                                                Total U.S. Government Agencies           46,594,986
                                                         ==========================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
68  The AAL Mutual Funds Annual Report

The AAL Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

Principal Amount                   Long-Term Fixed-Income Investments (91.4%)          Interest Rate    Maturity Date  Market Value
====================================================================================================================================
U.S. Treasury Securities (10.2%)
-------------------------------
        $  8,000,000               U.S. Treasury Bonds...............................      8.750%       5/15/2017      $  9,995,000
          17,000,000               U.S. Treasury Bonds...............................      7.250        5/15/2016        18,583,125
           3,000,000               U.S. Treasury Notes...............................     12.375        5/15/2004         3,598,125
           6,000,000               U.S. Treasury Notes...............................      6.500       10/15/2006         5,988,750

                                                                --------------------------------------------------------------------
                                                                                Total U.S.Treasury Securities            38,165,000
                                                                ====================================================================
Utilities (18.0%)
----------------
           5,000,000               Alliant Energy Resources, Inc/2/..................      7.375        11/9/2009         4,846,430
           5,000,000               Arizona Public Service Company....................      6.250        1/15/2005         4,652,170
           4,000,000               CSW Investments/2/................................      7.450        8/1/2006          3,841,368
           5,000,000               Edison Mission Holdings Company/2/................      8.137        10/1/2019         4,760,145
           4,500,000               Enogex, Inc/2/....................................      8.125        1/15/2010         4,425,345
           5,561,099               Niagara Mohawk Power Corporation..................      7.625        10/1/2005         5,370,965
           3,500,000               NRG Northeast Generating LLC/2/...................      8.842        6/15/2015         3,575,772
           7,000,000               NRG Northeast Generating LLC/2/...................      8.065       12/15/2004         7,009,933
           6,000,000               Oneok, Inc........................................      7.750        8/15/2006         5,895,978
           6,500,000               PSI Energy, Inc...................................      7.850       10/15/2007         6,272,929
           8,500,000               TXU Eastern Funding Company.......................      6.450        5/15/2005         7,846,775
           5,000,000               Utilicorp United, Inc.............................      7.625       11/15/2009         4,749,325
           4,000,000               Vodafone AirTouch plc/2/..........................      7.750        2/15/2010         3,938,024

                                                                -------------------------------------------------------------------
                                                                                Total Utilities                          67,185,159
                                                                ===================================================================

                                                                             Total Long-Term Fixed-Income Investments
                                                                             (amortized cost basis $350,157,883)         340,985,452
                                                                -------------------------------------------------------------------

                                   Short-Term Investments (7.3%)/1/
                                   ==================================================
           4,328,000               AT&T Corporation..................................        5.980      5/1/2000          4,328,000
           5,358,000               Countrywide Home Loans, Inc.......................        6.110      5/9/2000          5,350,725
          10,000,000               Ford Motor Credit Company.........................  5.970-6.000  5/2-5/4/2000          9,996,529
           4,092,000               General Motors Acceptance Corporation.............        6.000      5/3/2000          4,090,636
           3,657,000               Xerox Corporation.................................        6.040      5/5/2000          3,654,546

                                                                -------------------------------------------------------------------
                                                                Total Short-Term Investments
                                                                (amortized cost basis $27,420,436)                       27,420,436
                                                                ===================================================================

                                                                TOTAL INVESTMENTS (98.7%)
                                                                (amortized cost basis $377,578,319)                     368,405,888
                                                                ===================================================================

                                                                Other Assets, Less Liabilities (1.3%)                     4,853,901
                                                                ===================================================================

                                                                Net Assets (100.0%)                                    $373,259,789
                                                                ===================================================================

--------------------
    /1/ The interest rate reflects the discount rate at the date of purchase. /2/ 144A security
        See page 87 for a complete discussion of Investment Terms.


The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  69

The AAL Money Market Fund           SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000

[LOGO]  Investment Objective
----------------------------
The Fund seeks a high level of current income, consistent with liquidity and the preservation of capital by investing in a diversified portfolio of high-quality, short-term money market instruments.

Principal Amount   Commercial Paper (98.9%)                         Interest Rate    Maturity Date Range*   Market Value
============================================================================================================================
$ 7,500,000        American Express Credit Corporation...........   5.870-6.050%       5/30-7/7/2000            $7,435,146
 15,500,000        American General Finance Corporation..........   5.890-6.150       5/22-7/21/2000            15,381,277
 15,218,000        Associates Corporation of North America.......   5.870-6.070        5/19-7/6/2000            15,090,648
  6,000,000        AT&T Corporation..............................         5.870             5/3/2000             5,998,043
    767,000        Bell Atlantic Network Funding Corporation.....         6.020             5/9/2000               765,974
  5,649,000        BellSouth Telecommunications, Inc.............         6.050            6/26/2000             5,595,837
 11,363,000        CIT Group, Inc................................   5.870-6.060        5/8-6/26/2000            11,307,422
 10,526,000        Coca-Cola Company/6/..........................   5.850-6.000        5/18-6/9/2000            10,483,633
  5,000,000        Colgate-Palmolive Company.....................         6.120            7/19/2000             4,932,850
  4,844,000        Countrywide Home Loans, Inc...................   5.970-6.060        5/2-5/12/2000             4,837,389
  6,172,000        Duke Energy Corporation.......................   6.030-6.080        6/14-7/7/2000             6,113,812
 15,309,000        E.I. du Pont de Nemours & Company..............  5.880-6.070        6/2-7/13/2000            15,173,826
  8,426,000        Ford Motor Credit Company.....................         6.070       6/30-7/11/2000             8,332,798
 14,676,000        General Electric Capital Corporation..........   5.900-6.240        5/2-7/26/2000            14,615,347
  2,732,000        General Mills, Inc............................         5.850            5/15/2000             2,725,785
 15,500,000        General Motors Acceptance Corporation.........   5.880-6.260       5/12-7/26/2000            15,336,448
  2,010,000        Gillette Company..............................         6.270            7/27/2000             1,979,544
 15,448,000        Goldman Sachs Group, L.P......................   5.900-6.160        5/1-7/20/2000            15,363,446
  9,711,000        GTE Corporation...............................   6.060-6.200       5/11-5/31/2000             9,677,133
  2,500,000        Hershey Foods Corporation.....................         5.840            5/17/2000             2,493,511
 14,183,000        Household Finance Corporation.................   5.930-6.050        6/6-6/19/2000            14,082,662
  7,676,000        IBM Credit Corporation........................   5.850-5.860        5/31-6/7/2000             7,633,683
 14,881,000        International Lease Finance Corporation.......   5.840-6.020         5/9-6/9/2000            14,845,664
 14,225,000        John Deere Capital Corporation................   6.080-6.180       6/14-7/25/2000            14,043,746
  7,649,000        McGraw-Hill Companies, Inc....................   6.050-6.120       6/20-7/18/2000             7,567,727
 15,445,000        Merrill Lynch & Company, Inc..................   5.880-6.170       5/16-7/24/2000            15,340,515
 13,401,000        Motorola, Inc.................................   5.870-6.070        5/25-7/5/2000            13,297,427
 13,761,000        Norwest Financial, Inc........................   5.870-6.080        5/8-6/23/2000            13,698,322
  3,000,000        Proctor & Gamble Company......................         5.850             5/1/2000             3,000,000
  3,000,000        R.R. Donnelley & Sons Company..................        6.000            5/16/2000             2,992,500
 15,000,000        SBC Communications, Inc.......................   5.870-6.070        6/2-7/10/2000            14,884,409
  5,844,000        Schering Corporation..........................   5.950-6.060       6/27-7/12/2000            5,781,268
 15,224,000        Southern California Edison Company............   5.850-6.100         5/4-7/5/2000            15,168,909
 15,523,000        Toyota Motor Credit Corporation...............   5.950-6.040       5/18-6/20/2000            15,438,205
  9,837,000        Transamerica Finance Corporation..............   5.960-6.050       6/13-6/21/2000             9,759,829
  8,043,000        Wal-Mart Stores, Inc..........................   6.010-6.040        5/8-5/31/2000             8,018,713
  3,453,000        Walt Disney Company...........................         6.080            7/10/2000             3,412,178
  6,868,000        Warner-Lambert Company........................   5.960-6.000       5/24-5/26/2000             6,840,796

                                                                  --------------------------------------------------------
                                                                    Total Commercial Paper                     359,446,422
                                                                  ========================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
70  The AAL Mutual Funds Annual Report

The AAL Money Market Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

Principal Amount          Variable Demand Notes (1.3%)                                                        Market Value

------------------------------------------------------------------------------------------------------------------------------------
$ 4,692,927               Fidelity Domestic Portfolio Class III                                                 $4,692,927

                                                            --------------------------------------------------------------
                                                                      Total Variable Rate Demand Notes           4,692,927
                                                            ==============================================================

                                                                      TOTAL INVESTMENTS (100.2%)
                                                                      (amortized cost basis $364,139,349)      364,139,349
                                                            ==============================================================

                                                                      Other Assets, Less Liabilities (-0.2%)     (879,604)
                                                            ==============================================================

                                                                      Total Net Assets (100.0%)               $363,259,745
                                                            ==============================================================

* The interest rate shown reflects the coupon rate or, for the securities purchased at a discount, the discount rate at the date of purchase.
/6/ 4(2) commercial paper

    See page 87 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  71

Statement of Assets and Liabilities      AS OF APRIL 30, 2000

                                                     The AAL                The AAL               The
AAL               The AAL
                                         Smal Cap Stock Fund     Mid Cap Stock Fund    International Fund               Capital
Growth Fund

====================================================================================================================================
Assets
------
Investments at cost.........................     $190,613,815           $701,434,709          $197,879,103        $2,121,879,144

Investments at value........................     $218,248,473           $790,218,822          $244,616,131        $4,368,755,255
Cash........................................              347                    449               217,604                   381
Unamortized organization & initial
registration expenses.......................            8,549                     --                 3,756                    --
Dividend and interest receivable............           45,042                389,186               482,693             2,388,759
Prepaid expenses............................           33,652                 40,717                30,534               102,511
Receivable for investments sold.............        1,382,172             68,046,692               161,381            10,582,748
Receivable for trust shares purchased.......          245,947                569,469               325,211             1,420,420
Receivable for forward contracts............               --                     --               183,373                    --

------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                      219,964,182           $859,265,335          $246,022,683        $4,383,250,074

====================================================================================================================================

Liabilities
-----------
Payable for forward contracts...............     $         --           $         --          $    185,790        $           --
Payable for investments purchased...........        2,558,423             55,628,561                    --            31,820,002
Income distributions payable................               --                     --                    --                    --
Payable for trust shares redeemed...........           63,902                166,690               258,897             1,004,513
Payable to affiliate........................          191,565                621,491               419,828             2,923,916
Accrued expenses............................          189,635                457,503                 1,396               948,487

------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                   3,003,525             56,874,245               865,911            36,696,918

====================================================================================================================================

Net Assets
----------
Trust Capital (beneficial interest).........      176,570,251            607,856,708           199,657,980        2,104,380,656
Accumulated undistributed net investment
income (loss)...............................               --                     --              (16,008)            3,842,038
Accumulated undistributed net realized
gain (loss) on investments..................       12,755,748            105,750,269           (1,194,170)          (8,545,649)
Net unrealized appreciation (depreciation)
on:
  Investments...............................       27,634,658             88,784,113            46,737,028        2,246,876,111
  Foreign currency contracts................               --                     --                 (417)                   --
  Foreign currency related transactions.....               --                     --              (27,641)                   --

------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                  216,960,657            802,391,090           245,156,772        4,346,553,156

====================================================================================================================================
Total Liabilities and Capital                    $219,964,182           $859,265,335          $246,022,683       $4,383,250,074

====================================================================================================================================
Class A share capital.......................     $191,307,977           $758,953,703          $226,699,076       $4,115,141,199
Shares of beneficial interest outstanding
(Class A)...................................       13,105,839             45,362,718            16,126,431          106,421,802
Net asset value per share...................     $      14.60           $      16.73          $      14.06       $        38.67
Maximum public offering price...............     $      15.21           $      17.43          $      14.65       $        40.28
Class B share capital.......................     $ 24,638,530           $ 26,913,531          $ 15,617,446       $  148,626,945
Shares of beneficial interest outstanding
(Class B)...................................        1,730,214              1,661,098             1,136,100            3,941,085
Net asset value per share...................     $      14.24           $      16.20          $      13.75       $        37.71
Class I share capital.......................     $  1,014,150           $ 16,523,856          $  2,840,250       $   82,785,012
Shares of beneficial interest outstanding
(Class I)...................................           68,513                978,046               200,747            2,137,824
Net asset value per share...................     $      14.80           $      16.89          $      14.15       $        38.72

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
72  The AAL Mutual Funds Annual Report

           The AAL            The AAL                The AAL                The AAL        The AAL               The AAL
Equity Income Fund      Balanced Fund   High Yield Bond Fund    Municipal Bond Fund      Bond Fund     Money Market Fund

=========================================================================================================================
     $238,285,547       $ 250,086,903        $ 174,562,139           $ 476,117,955   $377,578,319           $364,139,349

     $295,181,552       $ 276,286,428        $ 143,694,581           $ 473,971,793   $368,405,888           $364,139,349

              529                 553                  561                      --            615                  (213)

               --              43,507               11,102                      --            --                      --

          576,611           1,855,343            4,923,463               7,834,968      5,850,517                 24,241

           44,414              55,182               36,509                  39,771         36,682                 71,670

               --             358,305                   --               2,702,601            --                      --

          106,979             229,404              112,918                 228,634         42,780              1,753,545

               --                  --                   --                      --            --                      --

-------------------------------------------------------------------------------------------------------------------------
     $295,910,085       $ 278,828,722        $ 148,779,134           $ 484,777,767   $374,336,482           $365,988,592
=========================================================================================================================


     $         --       $          --        $          --           $          --   $         --          $          --

               --           1,007,308                   --              14,575,153            --                      --

               --                  --              501,536                 506,924        577,653                120,028

          232,812              75,062              261,131                  80,604        184,306              2,349,789

          186,108             199,532               94,561                 280,509        217,003                120,951

           99,909             246,822              113,508                 117,285         97,731                138,079

-------------------------------------------------------------------------------------------------------------------------
          518,829           1,528,724              970,736              15,560,475      1,076,693              2,728,847
=========================================================================================================================

      238,614,784         258,149,327          191,351,781             483,219,438    409,323,763            363,224,534

          271,830             625,529             (245,549)                     --         96,451                 35,211

         (391,363)         (7,674,383)         (12,430,276)            (11,855,984)  (26,987,994)                     --

       56,896,005          26,199,525          (30,867,558)             (2,146,162)   (9,172,431)                     --

               --                  --                   --                      --            --                      --

               --                  --                   --                      --            --                      --

-------------------------------------------------------------------------------------------------------------------------
      295,391,256         277,299,998          147,808,398             469,217,292    373,259,789           363,259,745

=========================================================================================================================
     $295,910,085       $ 278,828,722        $ 148,779,134           $ 484,777,767   $374,336,482           $365,988,592

=========================================================================================================================
     $277,594,342       $ 256,088,712        $ 134,288,121           $ 461,327,957   $321,724,979           $348,046,753

       19,275,494          20,643,682           18,054,559              44,163,117     34,537,744            348,046,753

     $      14.40       $       12.41        $        7.44           $       10.45   $       9.32           $       1.00

     $      15.00       $       12.93        $        7.75           $       10.88   $       9.70                      --

     $ 11,639,502       $  18,210,958        $  11,558,484           $   7,344,366   $  3,620,371           $  2,426,564

          809,531           1,474,368            1,554,147                 703,254        388,475              2,426,564

     $      14.38       $       12.35        $        7.44           $       10.44   $       9.32           $       1.00

     $  6,157,412       $   3,000,328        $   1,961,793           $     544,969   $ 47,914,439           $ 12,786,428

          426,873             242,070              264,006                  52,162      5,143,122             12,786,428

     $      14.43       $       12.40        $        7.43           $       10.45   $       9.32           $       1.00

--------------------------------------------------------------------------------
                                         The AAL Mutual Funds Annual Report   73

Statement of Operations              FOR THE YEAR ENDED APRIL 30, 2000

                                                             The AAL              The AAL             The AAL              The AAL
                                                Small Cap Stock Fund   Mid Cap Stock Fund  International Fund   Capital Growth Fund

====================================================================================================================================
Investment Income
-----------------
Dividends...................................            $    749,038      $      5,325,463      $  2,605,539       $   36,408,353
Taxable interest............................                 557,699             2,360,705           366,895           14,161,420
Tax exempt interest.........................                      --                    --                --                   --
Foreign dividend withholding................                      --                    --          (330,196)                  --

------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                    1,306,737             7,686,168         2,642,238           50,569,773
====================================================================================================================================
Expenses
--------
Adviser fees................................               1,139,125             4,562,263           489,629           21,248,554
Sub-Adviser fees............................                      --                    --           710,481                   --
Administrative service and pricing fees.....                  44,450                43,428            49,124               42,849
Amortization of organizational costs &
registration fees...........................                   7,269                    --            14,691                   --
Audit and legal fees........................                  15,941                29,987            43,826               23,635
Custody fees................................                  19,797                37,484           132,444              127,359
Distribution expense Class A................                 356,959             1,639,421           452,941            9,590,907
Distribution expense Class B................                 191,647               209,535           122,598            1,263,419
Printing and postage expense Class A........                 187,197               264,177           110,715              739,323
Printing and postage expense Class B........                  27,745                45,907            26,722               88,566
Printing and postage expense Class I........                      86                   156               116                  270
SEC and state registration expense..........                  67,000                87,535            55,373              200,451
Shareholder maintenance fees Class A........                 140,159               356,418           126,330              925,710
Shareholder maintenance fees Class B........                  29,211                28,503            16,067               91,600
Shareholder maintenance fees Class I........                      40                    74                34                  176
Transfer Agent fees Class A.................                 513,784             1,272,538           466,393            3,420,190
Transfer Agent fees Class B.................                 110,551               104,444            57,501              358,198
Transfer Agent fees Class I.................                     167                   316               109                  658
Trustees fees and expenses..................                  17,188                17,188            17,188               17,188
Other expenses..............................                   8,492                 8,698             8,663               41,739

------------------------------------------------------------------------------------------------------------------------------------
Total Expenses Before Reimbursement                        2,876,808             8,708,072         2,900,945           38,180,792
====================================================================================================================================
Less Reimbursement from Adviser/1/..........                (199,347)             (637,522)        (115,283)            (697,684)

------------------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                         2,677,461             8,070,550         2,785,662           37,483,108

====================================================================================================================================
Net Investment Income (Loss)                              (1,370,724)             (384,382)         (143,424)          13,086,665

====================================================================================================================================
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency
--------------------------------------------------------------------------

Net realized gains (losses) on investments.....           27,239,356           138,456,655        15,848,124            6,702,727
Net realized (losses) on
foreign currency transactions..................                   --                    --           171,554                   --
Change in net unrealized appreciation/
depreciation on investments....................           22,792,468            28,736,447        20,721,106          340,231,707
Change in net unrealized appreciation/
depreciation on foreign currency transactions..                   --                    --          (133,788)                  --

------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (losses)
on Investments and Foreign Currency                       50,031,824           167,193,102
36,606,996          346,934,434

====================================================================================================================================
Net Increase (Decrease) in Net Assets
From Operations                                          $48,661,100         $ 166,808,720       $36,463,572         $360,021,099

====================================================================================================================================

---------------------
/1/ During the year ended April 30, 2000, the following Funds had class specific reimbursements: The AAL High Yield Bond Fund Class A $108,145, Class B $31,587; The AAL Money Market Fund Class A $319,186, Class B $2,108.

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
74  The AAL Mutual Funds Annual Report

           The AAL            The AAL                  The AAL                 The AAL           TheAAL             The AAL
Equity Income Fund      Balanced Fund     High Yield Bond Fund     Municipal Bond Fund         Bond Fund   Money Market Fund

==============================================================================================================================

       $ 5,284,416        $ 1,092,547              $         --           $        --        $          --       $         --
         1,080,440          7,886,579                17,062,514               710,466           27,578,846         18,734,456
                --                 --                        --            28,078,710                   --                 --
                --                 --                        --                    --                   --                 --

------------------------------------------------------------------------------------------------------------------------------
         6,364,856          8,979,126                17,062,514            28,789,176           27,578,846         18,734,456

==============================================================================================================================

         1,323,521          1,280,721                   816,005             2,247,970           1,785,045           1,685,613
                --                 --                        --                    --                   --                 --
            43,461             48,336                    51,333                74,992               47,940             43,554
                --             14,838                     6,665                    --                   --                 --
            16,553             17,575                    17,832                49,850               24,461             15,594
            12,760             17,660                     8,631                22,789               17,899             17,222
           676,561            535,898                   335,275             1,227,495              866,067            398,983
           107,306            153,343                   119,439                76,870               34,899             18,446
            70,431            213,003                    48,403                91,083               77,040            211,261
            10,687             22,126                    13,812                 6,089                2,886              5,917
               234                 68                       104                    92                  168                223
            81,846             82,249                    78,848                79,481               74,219            119,937
           111,319             69,607                    41,493                70,121               99,223            134,570
             9,876              9,933                     6,557                 2,470                2,186              1,269
                79                 34                        51                    12                  117                 85
           410,475            258,441                   159,994               255,445              380,080            691,265
            35,489             35,784                    24,532                 8,940                7,960              7,005
               314                140                       191                    57                  439                411
            17,188             17,188                    17,188                17,188               17,187             17,188
             8,719              2,903                     6,695                 8,794                8,494              8,594
---------------------------------------------------------------------------------------------------------------------------------
         2,936,819          2,779,847                 1,753,048             4,239,738            3,446,310          3,377,137

=================================================================================================================================
          (174,463)          (103,763)                 (263,355)             (261,327)           (300,704)        (1,180,669)

---------------------------------------------------------------------------------------------------------------------------------
         2,762,356          2,676,084                 1,489,693             3,978,411            3,145,606          2,196,468

=================================================================================================================================
         3,602,500          6,303,042                15,572,821            24,810,765           24,433,240         16,537,988

=================================================================================================================================
           781,925         (6,643,070)               (9,329,800)          (11,809,196)         (19,781,025)                --

                --                 --                        --                    --                   --                 --

        (6,887,666)        12,046,584               (17,289,446)          (35,797,247)          (5,434,062)

                --                 --                        --                    --                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
        (6,105,741)         5,403,514               (26,619,246)          (47,606,443)         (25,215,087)                --

=================================================================================================================================

       $(2,503,241)       $11,706,556              $(11,046,425)         $(22,795,678)           $   (781,847)  $ 16,537,988

=================================================================================================================================

--------------------------------------------------------------------------------
                                         The AAL Mutual Funds Annual Report   75

  Statement of Changes in Net Assets

                                                           The AAL Small Cap Stock Fund            The AAL Mid Cap Stock Fund
                                                         Year Ended             Year Ended       Year Ended           Year Ended
                                                            4/30/99                4/30/00      4/30/99              4/30/00
================================================================================================================================
  Operations
  ----------
  Net investment income (loss)......................   $ (1,612,190)          $ (1,370,724)   $  (1,839,180)         $    (384,382)

  Net realized gains (losses) on
  investments.......................................    (12,910,797)            27,239,356        5,548,797             138,456,655

  Net realized gains (losses) on
  foreign currency transactions.....................             --                     --                  --                   --

  Change in net unrealized appreciation/depreciation
  on investments....................................    (12,219,909)            22,792,468         (57,120,248)          28,736,447
  Change in net unrealized appreciation/depreciation
  on foreign currency transactions..................             --                     --                  --                   --

================================================================================================================================
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                             (26,742,896)            48,661,100      (53,410,631)            166,808,720

================================================================================================================================

  Distributions to Shareholders
  -----------------------------
  From net investment income Class A................             --                     --                --                     --

  From net realized gains Class A...................     (3,279,485)                    --      (31,399,679)           (34,914,468)

  From net investment income Class B................             --                     --                --                     --

  From net realized gains Class B...................       (367,213)                    --         (764,973)            (1,151,451)

  From net investment income Class I................             --                     --                --                     --

  From net realized gains Class I...................        (25,739)                    --         (104,348)              (479,306)

--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions to Shareholders                    (3,672,437)                    --      (32,269,000)           (36,545,225)

================================================================================================================================
  Trust Shares Transactions
  -------------------------
  Purchases of trust shares.........................     51,592,646             59,067,184       83,653,125             106,374,149

  Income dividends reinvested.......................             --                     --               --                      --

  Capital gains distributions reinvested............      3,651,227                     --       32,027,978              36,309,432

  Redemption of trust shares........................    (27,332,479)           (23,356,357)    (107,894,235)           (78,862,531)

--------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Trust Capital                          27,911,394             35,710,827           7,786,868           63,821,050

================================================================================================================================
  Net Increase (Decrease) in Net Assets                  (2,503,939)            84,371,927      (77,892,763)            194,084,545

================================================================================================================================
  Net Assets Beginning of Period                        135,092,669            132,588,730      686,199,308             608,306,545

================================================================================================================================
  Net Assets End of Period                             $132,588,730           $216,960,657    $ 608,306,545             $802,391,090

================================================================================================================================
  Accumulated Undistributed
  Net Investment Income (Loss)                         $         --           $         --    $          --            $         --

================================================================================================================================

  The accompanying notes to the financial statements are an integral part of this schedule.

  ---------------------------------------------------------------------
  76   The AAL Mutual Funds Annual Report

   The AAL International Fund             The AAL Capital Growth Fund           The AAL Equity Income Fund
  Year Ended         Year Ended          Year Ended          Year Ended        Year Ended          Year Ended
   4/30/99            4/30/00             4/30/99              4/30/00          4/30/99              4/30/00
=============================================================================================================
$     859,681     $    (143,424)      $     8,529,494       $   13,086,665    $   2,834,430    $   3,602,500

  (16,079,763)       15,848,124            44,101,168            6,702,727       (1,457,948)         781,925

     (847,376)          171,554                   --                   --                --              --

   26,954,543        20,721,106           632,727,988          340,231,707       24,969,242       (6,887,666)

   (1,064,532)         (133,788)                   --                  --                --               --
------------------------------------------------------------------------------------------------------------
    9,822,553        36,463,572           685,358,650          360,021,099       26,345,724       (2,503,241)
============================================================================================================
   (5,508,439)          (50,305)           (9,039,308)          (9,681,936)      (2,771,066)      (3,064,350)
   (1,077,355)               --           (44,133,195)         (44,873,806)     (12,438,445)              --
     (270,859)               --                   --                    --          (22,587)         (12,321)
      (68,393)               --            (1,163,264)          (1,533,271)        (394,272)              --
      (81,218)           (5,210)              (69,685)            (338,713)        (152,592)        (182,620)
      (13,741)               --              (187,263)            (743,163)        (477,318)              --
------------------------------------------------------------------------------------------------------------
   (7,020,005)          (55,515)          (54,592,715)         (57,170,889)     (16,256,280)      (3,259,291)
============================================================================================================
   26,644,937        71,663,481           530,840,060          580,899,089       78,746,227       64,587,532
    5,762,542            52,133             9,003,264            9,870,705        2,714,810        3,049,427
    1,143,152               --             45,010,862           46,578,713       12,525,314               --
  (30,259,775)      (21,583,304)         (291,194,908)        (342,666,570)     (27,659,752)     (51,458,534)
------------------------------------------------------------------------------------------------------------
    3,290,856        50,132,310           293,659,278          294,681,937       66,326,599       16,178,425
============================================================================================================
    6,093,404        86,540,367           924,425,213          597,532,147       76,416,043       10,415,893
============================================================================================================
  152,523,001       158,616,405         2,824,595,796        3,749,021,009      208,559,320      284,975,363
============================================================================================================
$ 158,616,405     $ 245,156,772       $ 3,749,021,009      $ 4,346,553,156    $ 284,975,363    $ 295,391,256
============================================================================================================
$    (110,538)    $     (16,008)      $       776,022      $     3,842,038    $      48,807    $     271,830
============================================================================================================

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  77


Statement of Changes in Net Assets - continued

                                                           The AAL Balanced Fund              The AAL High Yield Bond Fund
                                                        Period Ended        Year Ended         Year Ended      Year Ended
                                                          4/30/99            4/30/00            4/30/99         4/30/00

==========================================================================================================================
Operations
----------

Net investment income (loss).........................  $  1,884,718    $    6,303,042     $   12,701,268        $15,572,821
Net realized gains (losses) on investments...........      (951,699)       (6,643,070)        (2,968,117)       (9,329,800)
Net realized gains (losses) on foreign
currency transactions................................            --               --                    --               --
Change in net unrealized appreciation/depreciation
on investments.......................................    13,169,175        12,046,584        (14,351,533)       (17,289,446)
Change in net unrealized appreciation/depreciation
on foreign currency transactions.....................            --                --                   --               --

--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                14,102,194        11,706,556         (4,618,382)       (11,046,425)

==========================================================================================================================
Distributions to Shareholders
From net investment income Class A...................    (1,500,115)       (5,670,014)       (11,543,313)       (14,387,482)
From net realized gains Class A......................       (41,657)               --           (868,111)                --
From net investment income Class B...................       (77,069)         (259,063)          (992,940)        (1,196,399)
From net realized gains Class B......................        (3,381)               --            (79,266)                --
From net investment income Class I...................       (29,552)          (97,249)          (165,015)          (256,402)
From net realized gains Class I......................          (748)               --            (15,776)               --

--------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                      (1,652,522)       (6,026,326)       (13,664,421)       (15,840,283)

==========================================================================================================================
Trust Shares Transactions
Purchases of trust shares............................   138,049,644       131,147,830         70,417,151         51,360,947
Income dividends reinvested..........................     1,578,143         5,923,264          8,735,598         10,472,876
Capital gains distributions reinvested...............        45,128                --            760,947                 --
Redemption of trust shares...........................   (10,806,195)      (37,844,785)       (25,812,174)       (33,679,487)

--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Trust Capital                128,866,720        99,226,309         54,101,522        28,154,336

==========================================================================================================================
Net Increase (Decrease) in Net Assets                   141,316,392       104,906,539         35,818,719         1,267,628

==========================================================================================================================
Net Assets Beginning of Period                           31,077,067       172,393,459        110,722,051        146,540,770

==========================================================================================================================
Net Assets End of Period
Accumulated Undistributed                              $172,393,459    $  277,299,998     $  146,540,770    $   147,808,398

==========================================================================================================================
Net Investment Income (Loss)                           $    333,728    $      625,529     $       15,284    $      (245,549)

==========================================================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------
78  The AAL Mutual Funds Annual Report


      The AAL Municipal Bond Fund                 The AAL Bond Fund            The AAL Money Market Fund
    Year Ended           Year Ended          Year Ended       Year Ended      Year Ended        Year Ended
     4/30/99              4/30/00             4/30/99           4/30/00         4/30/99           4/30/00
===========================================================================================================
$    22,532,856      $    24,810,765    $    21,237,229    $   24,433,240    $   12,365,667   $   16,537,988

      5,587,589          (11,809,196)         3,344,719       (19,781,025)               --               --

             --                   --                 --                --                --               --

      4,309,037          (35,797,247)        (6,610,062)       (5,434,062)               --               --

             --                   --                 --                --                --               --
------------------------------------------------------------------------------------------------------------
     32,429,482          (22,795,678)        17,971,886          (781,847)       12,365,667       16,537,988
============================================================================================================

    (22,312,462)         (24,446,242)       (18,958,827)      (21,191,741)      (11,846,827)     (15,636,113)
     (7,691,473)            (678,042)                --                --                --               --
       (206,793)            (318,581)           (96,253)         (179,845)          (48,170)         (82,120)
        (94,607)             (10,986)                --                --               --                --
        (13,601)             (45,942)        (2,182,149)       (3,061,654)         (470,670)        (819,755)
         (8,405)              (1,444)                --               --                 --               --
------------------------------------------------------------------------------------------------------------
    (30,327,341)         (25,501,237)       (21,237,229)      (24,433,240)      (12,365,667)     (16,537,988)
============================================================================================================

     81,733,880           52,506,368         84,626,055        51,732,978       424,973,735      491,464,470
     18,276,929           20,019,900         16,241,614        18,435,783        12,076,864       15,935,023
      6,555,174              584,946                 --                --                --
    (48,331,549)         (86,739,407)       (66,671,353)      (86,711,595)     (371,525,997)    (451,836,917)
------------------------------------------------------------------------------------------------------------
     58,234,434          (13,628,193)        34,196,316       (16,542,834)       65,524,602       55,562,576
============================================================================================================
     60,336,575          (61,925,108)        30,930,973       (41,757,921)       65,524,602       55,562,576
============================================================================================================
    470,805,825          531,142,400        384,086,737       415,017,710       242,172,567      307,697,169
============================================================================================================
$   531,142,400      $   469,217,292    $   415,017,710    $  373,259,789    $  307,697,169   $  363,259,745
============================================================================================================
$       (47,081)     $            --    $        96,451    $       96,451    $       35,211   $       35,211
============================================================================================================

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  79

Notes to Financial Statements       AS OF APRIL 30, 2000


(A) ORGANIZATION

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987, and currently consists of The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, Money Market, U.S. Government Zero Coupon Target Funds 2001 and 2006, Large Company Index, Mid Cap Index, and Bond Index. On December 31, 1999 the Large Company Index, the Mid Cap Index and the Bond Index Funds began offering institutional shares only. They are hereby referred to as the institutional index funds. The 15 AAL Mutual Funds are collectively referred to as the "Funds". The financial statements of the two U.S. Government Zero Coupon Target Funds and the three institutional index funds are included in separate annual reports.

On January 8, 1997, the Trust began issuing two classes of Fund shares in The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. The Series A shares are subject to a maximum 4.00% sales charge of the offering price and a 0.25% annual service fee. Series B shares are offered at net asset value and a 1.00% annual 12b-1 and service fee. In addition, Series B shares have a contingent deferred sales charge of 5% declining 1% each year upon redemption during the first five years. The AAL Balanced Fund added Class B shares on its inception date of December 29, 1997.

On December 29, 1997, the Trust began issuing a third class of fund shares (Institutional) in The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. The Series I shares are offered at net asset value and have no annual 12b-1 or service fee charges. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

(B) SIGNIFICANT ACCOUNTING POLICIES
The Funds' principal accounting policies are:

Valuation--Securities traded on national securities exchanges abroad are valued at last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates the market. All other instruments held by The AAL Money Market Fund and money market investments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. The AAL International Fund invests in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under supervision of the Board of Trustees.

Foreign Currency Translation--The books and records of the Funds are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. For federal income tax purposes The AAL International Fund does treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts--In connection with purchases and sales of securities denominated in foreign currencies, The AAL International Fund may enter into forward currency contracts. Additionally, The AAL International Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these forward contracts, The AAL International Fund could be exposed to foreign currency fluctuations.

Initial Public Offerings--The AAL Small Cap Stock, Mid Cap Stock, Capital Growth, Equity Income, and Balanced Funds may invest in initial public offerings
(IPOs). IPOs and other investment techniques may have a performance impact on a fund.

Federal Income Taxes--Each Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly anticipate paying no Federal income taxes and no Federal income tax provision was required. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Income and Expenses--The Funds are charged for those expenses that are directly attributed to each portfolio. Expenses that are not directly attributable to a portfolio are allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Class specific expenses, such as 12b-1 fees, transfer agent expenses, shareholder maintenance fees and printing and postage costs are charged to each fund class of shares directly. Shared expenses, adviser, custodian, professional expenses, etc. are allocated among the share classes based on asset size or by another reasonable basis. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Distributions to Shareholders--Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Small Cap Stock, Mid Cap Stock, and International Funds are declared and paid annually. Dividends from The AAL Equity Income and Balanced Funds are declared and paid quarterly. Dividends from The AAL High Yield Bond, Municipal Bond, Bond, and Money Market Funds are declared daily and distributed monthly. Dividends from net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Credit Risk--The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and adjust the carrying amount of assets in anticipation of nonperformance on the instruments.

--------------------------------------------------------------------------------
80   The AAL Mutual Funds Annual Report

Notes to Financial Statements - continued    AS OF APRIL 30, 2000


Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other--For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on municipal bonds are amortized over the life of the respective bonds. Discounts on bonds purchased are amortized over the life of the respective bonds in The AAL Mid Cap Stock, Equity Income, Balanced, High Yield Bond, and Bond Funds. Realized gains or losses on sales are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities. The cost incurred with the organization and initial registration of shares for The AAL Small Cap Stock, International, Balanced and High Yield Bond Funds is being amortized over the period of benefit, but not to exceed 60 months from each Fund's commencement of operation. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

(C) INVESTMENT ADVISORY MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, (the "Adviser"), under which each of the mutual fund portfolios pay a fee for investment advisory services. Effective September 1, 1998, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:


(M-Millions)                       $0 to $50M   $50 to $200M    $200 to $500M   $500 to $1,000M    over $1,000M
================================================================================================================
The AAL Small Cap Stock Fund          0.70%         0.70%           0.65%           0.65%             0.65%
The AAL Mid Cap Stock Fund            0.70%         0.70%           0.65%           0.65%             0.65%
The AAL International Fund            0.65%         0.60%           0.60%           0.60%             0.60%
The AAL Capital Growth Fund           0.65%         0.65%           0.65%          0.575%             0.50%
The AAL Equity Income Fund            0.45%         0.45%           0.45%           0.45%             0.45%
The AAL Balanced Fund                 0.55%         0.55%           0.55%           0.55%             0.55%
The AAL High Yield Bond Fund          0.55%         0.55%           0.55%           0.55%             0.55%
The AAL Municipal Bond Fund           0.45%         0.45%           0.45%           0.45%             0.45%
The AAL Bond Fund                     0.45%         0.45%           0.45%           0.45%             0.45%
The AAL Money Market Fund             0.50%         0.50%           0.50%           0.45%             0.45%

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, which is paid 0.40% of 1% on the first $50 million of average daily net assets and 0.35% of 1% on average daily net assets over $50 million (payable from the annual advisory fee paid to the adviser).

The Trust has entered into an Administrative Services Agreement with Aid Association for Lutherans ("AAL") pursuant to which AAL provides certain administrative services. Under the Administrative Services Agreement, AAL earned the following fees from the respective Funds for the year ended April 30, 2000:
$45,000 for The AAL International Fund, $40,000 for The AAL Small Cap Stock, Mid Cap Stock, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds, respectively.

The Trust has also contracted with AAL Capital Management Corporation for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status and option and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.75 per year per shareholder account.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On the Class A shares, a service fee of 0.25% of 1% of average net assets is charged for the AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, and Bond Funds; 0.125% of 1% of average net assets for the AAL Money Market Fund. On the Class B Shares, a service fee of 0.25% of 1% of average net assets and a 12b-1 Distribution Fee of 0.75% of 1% of average net assets is charged for The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, and Bond Funds; a service fee of 0.125% of 1% of average net assets and a 12b-1 Distribution Fee of 0.75% of 1% of average net assets is charged for the AAL Money Market Fund. There is no 12b-1 Distribution Fee or service fee on Class I shares.

For the year ended April 30, 2000, AAL Capital Management received $5,432,434 in commissions from the sales of Class A and B shares.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  81

Notes to Financial Statements - continued  AS OF APRIL 30, 2000


Each Trustee of the Funds or Trust who is not affiliated with AAL or the Adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. Those Trustees not participating in the above plan received $60,581 in fees for the year ended April 30, 2000. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Adviser voluntarily has reimbursed various Funds since inception. As of April 30, 2000 the Adviser is waiving certain expenses of The AAL Money Market Fund. In addition, AAL Capital Management Corporation is waiving all expenses in excess of 1.00% for Class A and 1.75% for Class B of The AAL High Yield Bond Fund. Voluntary waiver of expenses to these Funds may be modified or discontinued at any time by the Adviser.

AAL is the ultimate parent company for AAL Capital Management Corporation.

(D) SECURITY TRANSACTIONS

During the years ended April 30, 1999, and 2000, purchases and sales of securities other than short-term obligations were as follows:

                                                   Purchases                                         Sales
                                     --------------------------------------        -------------------------------------
                                                  Years Ended                                     Years Ended
                                         4/30/99                  4/30/00                4/30/99                4/30/00

==========================================================================================================================
The AAL Small Cap Fund               $  162,781,255          $  254,904,932          $  138,767,607         $227,906,392
The AAL Mid Cap Fund                    726,385,475             929,500,735             752,711,455          934,809,515
The AAL International Fund              154,642,180             125,938,176             133,011,319           82,724,287
The AAL Capital Growth Fund             501,444,062             432,379,184             259,149,531          284,171,087
The AAL Equity Income Fund               81,651,026              88,388,561              29,495,234           75,699,225
The AAL Balanced Fund                   266,878,645             208,113,894             156,387,748          126,946,055
The AAL High Yield Bond Fund            119,953,262              97,423,097              68,434,062           75,614,537
The AAL Municipal Bond Fund             527,979,636           1,042.166,113             471,600,151        1,061,161,713
The AAL Bond Fund                     2,233,070,486             611,991,901           2,213,905,742          642,507,665

For the years ended April 30, 1999, and 2000, The AAL Bond Fund purchased $1,249,352,154 and $229,626,055 and sold $1,246,093,792 and $206,075,921 in U.S.
Government Obligations.

For the years ended April 30, 1999, and 2000, The AAL Municipal Bond Fund purchased $21,568,998 and $6,286,250 and sold $21,564,850 and $6,317,344 in U.S.
Government Obligations.

For the years ended April 30, 1999, and 2000, The AAL Balanced Fund purchased $104,802,878 and $45,203,047 and sold $101,319,024 and $44,118,281 in U.S.
Government Obligations.

As of April 30, 2000, the cost of investments for federal income tax purposes for each of the Funds were as follows:

The AAL Small Cap Stock Fund    $  191,596,637    The AAL Balanced Fund           $250,169,997
The AAL Mid Cap Stock Fund      $  704,165,984    The AAL High Yield Bond Fund    $174,760,139
The AAL International Fund      $  197,693,730    The AAL Municipal Bond Fund     $476,117,955
The AAL Capital Growth Fund     $2,121,879,144    The AAL Bond Fund               $377,698,944
The AAL Equity Income Fund      $  238,041,700    The AAL Money Market Fund       $364,139,349

Any differences between book and tax are due primarily to wash sale losses and REIT return of capital distributions.

The AAL Capital Growth, Balanced, High Yield Bond, Municipal Bond, and Bond Funds deferred, on a tax basis, post-October losses of $8,528,933; $3,339,113; $7,583,866; $308,480; and $6,107,542 respectively. The AAL International Fund deferred, on a tax basis, post-October currency losses of $16,425. Such amounts may be used to offset future capital gains.

At April 30, 2000, The AAL International Fund had accumulated a net realized capital loss carryover of $1,194,171 expiring in 2007; The AAL Equity Income Fund had accumulated a net realized capital loss carryover of $635,210 expiring in 2007; The AAL Balanced Fund had accumulated a net realized capital loss carryover of $4,252,176 expiring in 2008; The AAL High Yield Bond Fund had accumulated net realized capital loss carryovers of $1,271,115 expiring in 2007 and $3,377,296 expiring in 2008; The AAL Municipal Bond Fund had accumulated a net realized capital loss carryover of $11,500,716 expiring in 2008; and The AAL Bond Fund had accumulated net realized capital loss carryovers of $2,246,041 expiring in 2007 and $18,513,786 expiring in 2008.To the extent that these Funds realize net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.

--------------------------------------------------------------------------------
82   The AAL Mutual Funds Annual Report

Notes to Financial Statements - continued  AS OF APRIL 30, 2000

The gross unrealized appreciation and depreciation on investments at years ended April 30, 1999 and 2000, were as follows:

                                             4/30/99         Net Unrealized                          4/30/00          Net Unrealized
                                                              Appreciation                                             Appreciation
                          Appreciation    (Depreciation)     (Depreciation)       Appreciation    (Depreciation)      (Depreciation)

===================================================================================================================================
The AAL Small Cap
Stock Fund              $   15,707,959     $(10,865,769)     $    4,842,190     $   43,581,020     $(15,946,362)      $  27,634,658
The AAL Mid Cap
Stock Fund                  87,065,009      (27,017,343)         60,047,666        148,747,162      (59,963,049)         88,784,113
The AAL
International Fund          28,491,489       (2,365,446)         26,126,043         65,356,633      (18,620,022)         46,736,611
The AAL Capital
Growth Fund              1,951,269,701      (44,625,297)      1,906,644,404      2,304,723,137      (57,847,026)      2,246,876,111
The AAL Equity
Income Fund                 77,412,812      (13,629,141)         63,783,671         78,706,730      (21,810,725)         56,896,005
The AAL Balanced Fund       16,570,935       (2,417,994)         14,152,941         34,090,041       (7,890,516)         26,199,525
The AAL High Yield
Bond Fund                    2,652,342      (16,230,454)        (13,578,112)         1,636,475      (32,504,033)        (30,867,558)
The AAL Municipal
Bond Fund                   34,368,583         (717,498)         33,651,085          8,521,573      (10,667,735)         (2,146,162)
The AAL Bond Fund            1,816,883       (5,555,252)         (3,738,369)           437,547       (9,609,978)         (9,172,431)

E:  Trust Transactions
Transactions in trust shares were as follows:

                                                                 The AAL Small Cap Stock Fund

--------------------------------------------------------------------------------------------------------------------------
                                         Class A Shares                 Class B Shares                  Class I Shares
                                  ---------------------------     -------------------------     ------------------------
                                    4/30/99          4/30/00        4/30/99         4/30/00        4/30/99      4/30/00

==========================================================================================================================
Shares purchased                   3,891,500        4,154,530       582,841         429,368         64,638          32,456
Income dividends reinvested               --               --            --              --             --              --
Capital gains reinvested             301,427               --        34,300              --          2,374              --
Shares redeemed                   (2,240,144)      (1,691,268)     (190,256)       (173,969)       (23,860)       (37,198)
                                  ----------       ----------      --------        --------        -------        --------
Net increase (decrease) in
trust shares                       1,952,783        2,463,262       426,885         255,399         43,152         (4,742)
                                  ==========       ==========      ========        ========        =======        ========

                                                                  The AAL Mid Cap Stock Fund

--------------------------------------------------------------------------------------------------------------------------
                                         Class A Shares                 Class B Shares                  Class I Shares
                                  ---------------------------     -------------------------     ------------------------
                                    4/30/99          4/30/00        4/30/99         4/30/00        4/30/99      4/30/00

==========================================================================================================================
Shares purchased                   5,215,260        5,727,110       454,559         426,397        466,914         719,803
Income dividends reinvested               --               --            --              --             --              --
Capital gains reinvested           2,474,310        2,368,789        61,459          80,834          8,275          32,495
Shares redeemed                   (7,729,989)      (4,849,281)     (130,314)        (90,663)       (89,278)      (233,097)
                                  ----------       ----------      --------        --------        -------        --------
Net increase (decrease) in
trust shares                         (40,419)       3,246,618       385,704         416,568        385,911         519,201
                                  ==========       ==========      ========        ========        =======        ========

--------------------------------------------------------------------------------
                                         The AAL Mutual Funds Annual Report   83

Notes to Financial Statements - continued  AS OF APRIL 30, 2000

                                                               The AAL International Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00

========================================================================================================================
Shares purchased                 2,076,339      4,743,916         232,322        327,374          154,736           44,947
Income dividends reinvested        511,948          3,316          25,527             --            2,869              154
Capital gains reinvested           100,659             --           6,597             --              482               --
Shares redeemed                 (2,677,235)    (1,563,061)       (106,607)       (65,023)         (35,591)         (8,062)
                                ----------     ----------      ----------     ----------       ----------       ----------
Net increase (decrease) in
trust shares                        11,711      3,184,171         157,839        262,351          122,496           37,039
                                ==========     ==========      ==========     ==========       ==========       ==========

                                                              The AAL Capital Growth Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00

========================================================================================================================
Shares purchased                14,225,458     13,245,347       1,321,138      1,036,773        1,311,222        1,392,764
Income dividends reinvested        281,631        247,299              --             --            2,137            7,861
Capital gains reinvested         1,425,758      1,152,379          38,349         40,529            6,025           16,564
Shares redeemed                 (9,060,976)    (8,426,901)       (179,708)      (184,700)        (112,134)       (587,267)
                                ----------     ----------      ----------     ----------       ----------       ----------
Net increase (decrease) in
trust shares                     6,871,871      6,218,124       1,179,779        892,602        1,207,250          829,922
                                ==========     ==========      ==========     ==========       ==========       ==========

                                                               The AAL Equity Income Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00

========================================================================================================================
Shares purchased                 4,854,885      4,045,299         398,839        232,818          435,407          250,597
Income dividends reinvested        193,170        205,607           1,588            842            2,545            6,445
Capital gains reinvested           916,949             --          29,216             --            5,698               --
Shares redeemed                 (1,922,099)    (2,834,370)        (40,545)       (80,023)         (43,650)       (725,217)
                                ----------     ----------      ----------     ----------       ----------       ----------
Net increase (decrease) in
trust shares                     4,042,905      1,416,536         389,098        153,637          400,000        (468,175)
                                ==========     ==========      ==========     ==========       ==========       ==========

                                                                 The AAL Balanced Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00

========================================================================================================================
Shares purchased                11,236,840     10,067,804         806,943        572,465           89,291          131,811
Income dividends reinvested        128,272        453,027           6,598         20,768            2,580            7,667
Capital gains reinvested             3,654             --             298             --               67               --
Shares redeemed                   (898,275)    (2,906,737)        (49,617)       (98,557)          (5,018)        (84,052)
                                ----------     ----------      ----------     ----------       ----------       ----------
Net increase (decrease) in
trust shares                    10,470,491      7,614,094         764,222        494,676           86,920           55,426
                                ==========     ==========      ==========     ==========       ==========       ==========

--------------------------------------------------------------------------------
84   The AAL Mutual Funds Annual Report

Notes to Financial Statements - continued  AS OF APRIL 30, 2000

                                                              The AAL High Yield Bond Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00

========================================================================================================================
Shares purchased                 6,706,091      5,963,964         495,697        328,346          247,545         58,038
Income dividends reinvested        863,591      1,200,651          66,641         88,298           13,102         21,383
Capital gains reinvested            75,664             --           6,434             --            1,262             --
Shares redeemed                 (2,630,009)    (3,904,332)       (121,281)      (251,897)         (31,405)      (63,263)
                                ----------     ----------      ----------     ----------       ----------       ----------
Net increase (decrease) in
trust shares                     5,015,337      3,260,283         447,491        164,747          230,504         16,158
                                ==========     ==========      ==========     ==========       ==========       ==========

                                                              The AAL Municipal Bond Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00

========================================================================================================================
Shares purchased                 6,657,054      4,614,917         340,431        148,758           44,426        91,403
Income dividends reinvested      1,557,452      1,850,298          14,626         24,774            1,175         4,060
Capital gains reinvested           556,748         54,652           7,148            921              725           137
Shares redeemed                 (4,140,561)    (7,961,893)        (26,502)      (123,626)          (2,176)      (91,981)
                                ----------     ----------      ----------     ----------       ----------       ----------
Net increase (decrease) in
trust shares                     4,630,693     (1,442,026)        335,703         50,827           44,150         3,619
                                ==========     ==========      ==========     ==========       ==========       ==========

                                                                   The AAL Bond Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00

========================================================================================================================
Shares purchased                 6,448,271      4,204,136         200,975        150,780        1,733,386     1,057,101
Income dividends reinvested      1,565,781      1,854,706           8,007         15,651           37,306        70,675
Capital gains reinvested                --             --              --             --              --             --
Shares redeemed                 (6,383,869)    (8,539,436)        (39,787)       (90,400)        (194,999)     (488,998)
                                ----------     ----------      ----------     ----------       ----------       ----------
Net increase (decrease) in
trust shares                     1,630,183     (2,480,594)        169,195         76,031        1,575,693       638,778
                                ==========     ==========      ==========     ==========       ==========       ==========

                                                               The AAL Money Market Fund

--------------------------------------------------------------------------------------------------------------------------
                                     Class A Shares                 Class B Shares                  Class I Shares
                                -------------------------      -------------------------        -------------------------
                                  4/30/99        4/30/00        4/30/99          4/30/00        4/30/99         4/30/00
========================================================================================================================
Shares purchased                 367,653,413    430,294,001     3,041,527      3,165,036        54,278,795   58,005,433
Income dividends reinvested       11,608,802     15,198,578        47,572         80,022           420,490      656,423
Capital gains reinvested                  --             --            --             --                --           --
Shares redeemed                 (331,856,369)  (385,589,125)   (2,661,451)    (2,446,764)      (37,008,177) (63,801,028)
                                ------------   ------------    ----------     ----------       -----------    -----------
Net increase (decrease) in
trust shares                      47,405,846     59,903,454       427,648        798,294        17,691,108   (5,139,172)
                                ============   ============    ==========     ==========       ===========    ===========

--------------------------------------------------------------------------------
                                         The AAL Mutual Funds Annual Report   85

   Notes to Financial Statements - continued AS OF APRIL 30, 2000

   (F) Forward Currency Contracts

   As of April 30, 2000 The AAL International Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $(417)

   Settlement Date             Currency to               U.S. Value at                Currency to           U.S. Value at
   Through                     Be Delivered             April 30, 2000                Be Received           April 30, 2000
===============================================================================================================================
   5/1/00                     52,861 EURO                  $    48,169          48,193  U.S. Dollar            $  48,193
   5/2/00                     58,105 EURO                       52,948          52,716  U.S. Dollar               52,716
   5/3/00                     92,920 EURO                       84,673          84,464  U.S. Dollar               84,464
                                                           -----------                                       -----------
                                                           $   185,790                                        $  185,373
                                                           ===========                                       ===========

   (G) Federal Income Tax Information (unaudited)

   In early 2000, shareholders received information regarding all distributions paid to them by the Funds during the calendar year 1999. The Funds hereby designate the following amounts as long-term capital gains:

                                                            The                        The                      The
                                                        AAL Mid Cap             AAL Capital Growth        AAL Municipal Bond
                                                        Stock Fund                     Fund                     Fund
===============================================================================================================================
   Total Long-term Capital Gains                       $24,895,225                  $47,150,240               $42,993

   For the AAL Capital Growth, Equity           $2,605,539 of foreign source income and       For the fiscal year ended April 30,
   Income and Balanced Funds, the               paid $330,196 of foreign taxes. The Fund      2000, The AAL Municipal Bond Fund
   percentage of ordinary income                elects to pass foreign taxes through to the   designates 97.5% of its income
   distributions which is eligible for          Fund's shareholders for their 2000 tax        distributions as tax exempt income
   the corporate dividend received deduction    returns. Updated data will be sent with the   deductions.
   for the fiscal year ended April 30, 2000,    2000 Form 1099s to enable shareholders
   was 100%, 100%, and 17.6%, respectively.     to have information to claim either a
                                                foreign tax credit or to take a foreign tax
   During the fiscal year ended April 30,       deduction on their 2000 income tax
   2000, The International Fund generated       returns.

--------------------------------------------------------------------------------
86  The AAL Mutual Funds Annual Report

   A Note on Forward-Looking Statements (unaudited)


   Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager's predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.


   GLOSSARY OF INVESTMENT TERMS

   * Non income-producing security -- A non income-producing security is a security which has not paid a dividend or interest payment in the past twelve months.

/2/ 144A security -- A 144A security is a security that has not been fully registered with the SEC. Because it has not been fully registered it is considered a restricted security. Once the security is registered, it loses its 144A classification and is no longer restricted. 144A securities are for institutional or accredited investors, such as mutual funds.

/3/ When-issued security -- A when-issued security is a securities issue that has been authorized and is sold to investors before the certificates are ready for delivery.

/4/ Pledged as security for when-issued securities -- A pledged security is a security that is pledged as collateral for a when-issued security. A pledged security is no longer collateral once the when-issued security purchased is settled.

/5/ Security in default -- A security in default is a security that has missed its last interest payment.

/6/ 4(2) Commercial paper -- 4(2) commercial paper is a security that has not been fully registered with the SEC. Because it has not fully registered it is considered a restricted security. Once the security is registered, it loses its 4(2) classification and is no longer restricted. 4(2) commercial paper securities are for institutional or accredited investors, such as mutual funds.

/7/ Step-coupon bond -- A debt instrument that pays a fixed rate for an initial period, then increases to a higher rate after a period of time.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  87

     Financial Highlights   PER SHARE INFORMATION

     The AAL Small Cap Stock Fund

                                                                              Year Ended   Year Ended   Year Ended   Period Ended
     CLASS A SHARES                                                             4/30/00      4/30/99      4/30/98       4/30/97
==============================================================================================================================
     Net asset value: Beginning of period..................................   $  10.89     $  13.84      $9.84      $  10.00

     Income from Investment Operations
     ---------------------------------
     Net investment income (loss)..........................................      (0.08)       (0.12)     (0.10)        (0.06)
     Net realized and unrealized gain (loss) on investments................       3.79        (2.51)      4.73          0.17
------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations......................................       3.71        (2.63)      4.63          0.11
==============================================================================================================================

     Less Distributions from:
     ------------------------
     Net investment income.................................................         --           --         --            --
     Net realized capital gains............................................         --        (0.32)    (0.63)        (0.27)
------------------------------------------------------------------------------------------------------------------------------

     Total Distributions...................................................         --        (0.32)    (0.63)        (0.27)
==============================================================================================================================

     Net increase (decrease) in net asset value............................       3.71        (2.95)     4.00         (0.16)

     Net asset value: End of period........................................   $  14.60     $  10.89    $13.84       $  9.84
==============================================================================================================================

     Total return (b)......................................................      34.07%      (18.97)%    47.97%        (0.78)%
     Net assets, end of period (in millions)...............................   $ 191.3      $ 116.0     $120.3       $  44.5
     Ratio of expenses to average net assets (a)...........................       1.53%        1.82%      1.71%         2.06%
     Ratio of net investment income (loss) to average net assets (a).......      (0.72)%      (1.15)%    (1.05)%       (1.20)%
     Portfolio turnover rate...............................................     147.01%      112.96%    105.60%       138.50%
==============================================================================================================================

     If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
       Ratio of expenses to average net assets (a).........................       1.65%        1.82%      1.71%         2.06%
       Ratio of net investment income (loss) to average net assets (a).....      (0.85)%      (1.15)%    (1.05)%       (1.20)%
            (a) Calculated on an annualized basis.
            (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
88  The AAL Mutual Funds Annual Report

                                                                      Year Ended   Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                          4/30/00      4/30/99      4/30/98       4/30/97
=============================================================================================================================
Net asset value: Beginning of period...............................   $  10.74     $  13.73     $   9.81      $11.17

Income from Investment Operations
---------------------------------
Net investment income (loss).......................................      (0.19)       (0.22)       (0.16)      (0.03)
Net realized and unrealized gain (loss) on investments.............       3.69        (2.50)        4.67       (1.33)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...................................       3.50        (2.72)        4.51       (1.36)
=============================================================================================================================

Less Distributions from:
------------------------
Net investment income..............................................         --           --           --          --
Net realized capital gains.........................................         --        (0.27)       (0.59)         --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions................................................         --        (0.27)       (0.59)         --
=============================================================================================================================

Net increase (decrease) in net asset value.........................       3.50        (2.99)        3.92        (1.36)

Net asset value: End of period.....................................   $  14.24     $  10.74     $  13.73      $  9.81
=============================================================================================================================

Total return (b)...................................................      32.71%      (19.85)%      46.86%       (12.18)%
Net assets, end of period (in millions)............................   $  24.6      $  15.8      $  14.4       $   3.4
Ratio of expenses to average net assets (a)........................       2.56%        2.89%        2.60%         3.20%
Ratio of net investment income (loss) to average net assets (a)....      (1.76)%      (2.22)%      (1.94)%       (2.39)%
Portfolio turnover rate............................................     147.01%      112.96%      105.60%       138.50%
-----------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)........................       2.68%        2.89%        2.60%        3.21%
 Ratio of net investment income (loss) to average net assets (a)....      (1.88)%      (2.22)%      (1.94)%      (2.40)%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                                    Year Ended   Year Ended   Year Ended
CLASS I SHARES                                                                       4/30/00      4/30/99       4/30/98
=============================================================================================================================
Net asset value: Beginning of period............................................   $  10.95     $  13.87     $  12.45

Income from Investment Operations
---------------------------------
Net investment income...........................................................       0.01        (0.04)       (0.01)
Net realized and unrealized gain (loss) on investments..........................       3.84        (2.52)        1.43
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations................................................       3.85        (2.56)        1.42
=============================================================================================================================

Less Distributions from:
------------------------
Net investment income (loss)....................................................         --           --           --
Net realized capital gains......................................................         --        (0.36)          --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions.............................................................         --        (0.36)          --
=============================================================================================================================

Net increase (decrease) in net asset value......................................       3.85        (2.92)        1.42
Net asset value: End of period...................................................  $  14.80     $  10.95     $  13.87
=============================================================================================================================

Total return (b)................................................................      35.16%      (18.41)%      11.41%
Net assets, end of period (in millions).........................................   $   1.0      $   0.8      $   0.4
Ratio of expenses to average net assets (a).....................................       0.72%        1.08%        1.19%
Ratio of net investment income (loss) to average net assets (a).................       0.08%       (0.40)%      (0.39)%
Portfolio turnover rate.........................................................     147.01%      112.96%      105.60%
-----------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

  Ratio of expenses to average net assets (a)...................................       0.84%        1.08%        1.19%
  Ratio of net investment income (loss) to average net assets (a)...............      (0.04)%      (0.40)%      (0.39)%

  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
      Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                                       The AAL Mutual Funds Annual Report     89

     Financial Highlights PER SHARE INFORMATION

     The AAL Mid Cap Stock Fund

                                                                            Year Ended Year Ended Year Ended Year Ended Year Ended
     CLASS A SHARES                                                          4/30/00    4/30/99    4/30/98     4/30/97   4/30/96
=============================================================================================================================
     Net asset value: Beginning of period................................    $13.89    $15.93    $ 12.71      $17.11    $ 10.92

     Income from Investment Operations
     ---------------------------------
     Net investment income (loss)........................................     (0.00)    (0.04)     (0.04)      (0.12)     (0.10)
     Net realized and unrealized gain (loss) on investments..............      3.67     (1.25)      4.75       (1.63)      6.29
-----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations....................................      3.67     (1.29)      4.71       (1.75)      6.19
=============================================================================================================================

     Less Distributions from:
     -----------------------
     Net investment income...............................................        --        --         --          --         --
     Net realized capital gains..........................................     (0.83)    (0.75)     (1.49)      (2.65)        --
-----------------------------------------------------------------------------------------------------------------------------
     Total Distributions.................................................     (0.83)    (0.75)     (1.49)      (2.65)        --
=============================================================================================================================

     Net increase (decrease) in net asset value..........................      2.84     (2.04)      3.22       (4.40)      6.19
     Net asset value: End of period......................................    $16.73    $13.89    $ 15.93      $12.71    $ 17.11

     Total return (b)....................................................     27.29%    (7.62)%    38.73%     (11.08)%    56.59%
     Net assets, end of period (in millions) ............................    $759.0    $584.9    $ 671.5     $461.7    $ 425.0
     Ratio of expenses to average net assets (a).........................      1.14%     1.37%      1.30%       1.35%      1.39%
     Ratio of net investment income (loss) to average net assets (a) ....     (0.02)%   (0.28)%    (0.27)%     (0.94)%    (0.82)%
     Portfolio turnover rate.............................................    142.26%   125.94%    104.73%     112.60%     90.14%
==================================================================================================================================
     If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
       Ratio of expenses to average net assets (a).......................      1.24%     1.37%      1.30%       1.35%      1.39%
       Ratio of net investment income (loss) to average net assets (a)...     (0.12)%   (0.28)%    (0.27)%     (0.94)%    (0.82)%

     (a)  Calculated on an annualized basis.
     (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.Periods less than one year are not annualized.

--------------------------------------------------------------------------------
90  The AAL Mutual Funds Annual Report

                                                                                   Year Ended Year Ended Year Ended Period Ended
CLASS B SHARES                                                                      4/30/00    4/30/99    4/30/98     4/30/97
=============================================================================================================================
Net asset value: Beginning of period................................              $ 13.64     $ 15.78     $ 12.69    $13.67

Income from Investment Operations
---------------------------------
Net investment income (loss)........................................               (0.17)       (0.17)    (0.12)      (0.03)
Net realized and unrealized gain (loss) on investments..............                3.56        (1.27)     4.65       (0.95)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations....................................                3.39        (1.44)     4.53       (0.98)
=============================================================================================================================

Less Distributions from:
-----------------------
Net investment income...............................................                  --           --          --         --
Net realized capital gains..........................................                (0.83)      (0.70)    (1.44)          --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions.................................................                (0.83)      (0.70)    (1.44)          --
=============================================================================================================================
Net increase (decrease) in net asset value..........................                 2.56       (2.14)     3.09       (0.98)
Net asset value: End of period......................................              $ 16.20     $ 13.64   $ 15.78      $12.69
=============================================================================================================================

Total return (b).....................................................               25.71%      (8.70)%   37.41%      (7.17)%
Net assets, end of period (in millions) .............................             $  26.9     $  17.0   $ 13.6     $   3.3
Ratio of expenses to average net assets (a)..........................                2.46%       2.56%     2.33%       2.29%
Ratio of net investment income (loss) to average net assets (a) ....                (1.33)%     (1.46)%   (1.30)%     (1.41)%
Portfolio turnover rate.............................................               142.26%     125.94%   104.73%     112.60%
-----------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a).......................                2.55%        2.56%     2.33%       2.29%
  Ratio of net investment income (loss) to average net assets (a)...                (1.43)%     (1.46)%   (1.30)%     (1.41)%

   (a)  Calculated on an annualized basis.
   (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                                                Year Ended Year Ended  Period Ended
     CLASS I SHARES                                                                              4/30/00     4/30/99     4/30/98
==============================================================================================================================
     Net asset value: Beginning of period.............................................           $ 13.94    $15.96    $  14.40

     Income from Investment Operations
     ---------------------------------
     Net investment income............................................................              0.05      0.02          --
     Net realized and unrealized gain (loss) on investments...........................              3.73     (1.25)       1.56
------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations.................................................              3.78     (1.23)       1.56
==============================================================================================================================

     Less Distributions from:
     ------------------------
     Net investment income (loss).....................................................                --        --          --
     Net realized capital gains.......................................................             (0.83)    (0.79)         --
------------------------------------------------------------------------------------------------------------------------------
     Total Distributions..............................................................             (0.83)    (0.79)         --
==============================================================================================================================

     Net increase (decrease) in net asset value.......................................              2.95     (2.02)       1.56
     Net asset value: End of period...................................................           $ 16.89    $13.94    $  15.96
==============================================================================================================================
     Total return (b).................................................................             28.00%    (7.17)%     10.83%
     Net assets, end of period (in millions)..........................................           $  16.5    $ 6.4    $    1.2
     Ratio of expenses to average net assets (a)......................................              0.62%     0.85%       0.86%
     Ratio of net investment income (loss) to average net assets (a)..................              0.51%     0.33%       0.18%
     Portfolio turnover rate..........................................................            142.26%   125.94%     104.73%
------------------------------------------------------------------------------------------------------------------------------
     If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
     Ratio of expenses to average net assets (a)......................................              0.71%     0.85%       0.86%
     Ratio of net investment income (loss) to average net assets (a)..................              0.41%     0.37%       0.18%

     (a)  Calculated on an annualized basis.
     (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  91

     Financial Highlights PER SHARE INFORMATION

     The AAL International Fund

                                                                  Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
CLASS A SHARES                                                      4/30/00     4/30/99     4/30/98     4/30/97      4/30/96
==============================================================================================================================
Net asset value: Beginning of period .............................   $11.35      $11.15      $11.37      $11.08      $10.00

Income from Investment Operations
---------------------------------
Net investment income (loss) ....................................      0.00        0.08        0.17        0.01        0.05
Net realized and unrealized gain (loss) on investments ..........      2.71        0.65        0.56        0.68        1.05
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ................................      2.71        0.73        0.73        0.69        1.10
==============================================================================================================================

Less Distributions from:
-----------------------
Net investment income ...........................................      0.00       (0.44)      (0.37)      (0.34)      (0.02)
Net realized capital gains ......................................        --       (0.09)      (0.58)      (0.06)         --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions .............................................      0.00       (0.53)      (0.95)      (0.40)      (0.02)
==============================================================================================================================
Net increase (decrease) in net asset value ......................      2.71        0.20       (0.22)       0.29        1.08
Net asset value: End of period ..................................    $14.06      $11.35      $11.15      $11.37      $11.08
==============================================================================================================================

Total return (b) ................................................     23.91%       6.82%       7.34%       6.32%      11.07%
Net assets, end of period (in millions) .........................    $226.7      $146.9      $144.2     $116.2      $ 57.1
Ratio of expenses to average net assets (a) .....................      1.36%       1.74%       1.91%       2.10%       2.15%
Ratio of net investment income (loss) to average net assets (a)..     (0.01)%      0.64%       1.36%       0.88%       0.94%
Portfolio turnover rate .........................................     43.59%     100.90%      19.90%      12.95%       1.30%
------------------------------------------------------------------------------------------------------------------------------

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
   Ratio of expenses to average net assets (a) ..................      1.41%      1.74%        1.91%      2.10%       2.32%
   Ratio of net investment income (loss) to average
       net assets (a) ...........................................     (0.07)%     0.64%        1.36%      0.88%       0.77%

        (a) Calculated on an annualized basis.
        (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
92  The AAL Mutual Funds Report

                                                                            Year Ended    Year Ended    Year Ended    Year Ended
     CLASS B SHARES                                                           4/30/00       4/30/99       4/30/98      4/30/97
===========================================================================================================================
     Net asset value: Beginning of period ................................     $11.23       $  11.05     $11.34      $ 10.98
     Income from Investment Operations
     ---------------------------------

     Net investment income (loss) ........................................      (0.13)        (0.03)       0.13           --
     Net realized and unrealized gain (loss) on investments ..............       2.65          0.64        0.49         0.36
---------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations ....................................       2.52          0.61        0.62         0.36
===========================================================================================================================

     Less Distributions from:
     -----------------------
     Net investment income ...............................................         --         (0.34)      (0.33)          --
     Net realized capital gains ..........................................         --         (0.09)      (0.58)          --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions .................................................         --         (0.43)      (0.91)          --
===========================================================================================================================

     Net increase (decrease) in net asset value ..........................       2.52          0.18       (0.29)        0.36
     Net asset value: End of period ......................................     $13.75       $ 11.23      $11.05       $11.34
===========================================================================================================================

     Total return (b) ....................................................      22.44%         5.72%      6.30%        3.28%
     Net assets, end of period (in millions) .............................     $ 15.6       $   9.8      $7.9       $  2.6
     Ratio of expenses to average net assets (a) .........................       2.53%         2.85%      2.90%        2.94%
     Ratio of net investment income (loss) to average net assets (a)......      (1.19)%       (0.52)%     0.34%       (0.03)%
     Portfolio turnover rate .............................................      43.59%       100.90%     19.90%       12.95%
===========================================================================================================================

     If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
        Ratio of expenses to average net assets (a) ......................       2.59%         2.85%     2.90%        2.94%
        Ratio of net investment income (loss) to average
            net assets (a) ...............................................      (1.25)%       (0.52)%    0.34%       (0.03)%

        (a) Calculated on an annualized basis.
        (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                                       Year Ended    Year Ended   Year Ended
     CLASS I SHARES                                                                      4/30/00       4/30/99     4/30/98
===========================================================================================================================
     Net asset value: Beginning of period ..........................................    $ 11.37       $ 11.17         $10.11

     Income from Investment Operations
     ---------------------------------
     Net investment income (loss) ..................................................       0.08          0.15           0.03
     Net realized and unrealized gain (loss) on investments ........................       2.73          0.65           1.03
---------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations ..............................................       2.81          0.80           1.06
===========================================================================================================================

     Less Distributions from:
     -----------------------
     Net investment income .........................................................      (0.03)        (0.51)            --
     Net realized capital gains ....................................................         --         (0.09)            --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions ...........................................................      (0.03)        (0.60)            --
===========================================================================================================================

     Net increase (decrease) in net asset value ....................................       2.78          0.20           1.06
     Net asset value: End of period ................................................    $ 14.15        $11.37         $11.17
===========================================================================================================================

     Total return (b) ..............................................................      24.69%         7.49%         10.48%
     Net assets, end of period (in millions) .......................................    $   2.8         $1.9         $  0.5
     Ratio of expenses to average net assets (a) ...................................       0.73%         1.09%          1.19%
     Ratio of net investment income (loss) to average net assets (a)................      0.61%          1.10%          2.38%
     Portfolio turnover rate .......................................................     43.59%       $100.90%         19.90%
===========================================================================================================================

     If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
        Ratio of expenses to average net assets (a) ................................      0.79%          1.09%          1.19%
        Ratio of net investment income (loss) to average
            net assets (a) .........................................................      0.55%          1.10%          2.38%

        (a) Calculated on an annualized basis.
        (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  93

     Financial Highlights PER SHARE INFORMATION

     The AAL Capital Growth Fund

                                                                         Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
     CLASS A SHARES                                                        4/30/00     4/30/99      4/30/98     4/30/97     4/30/96
===============================================================================================================================
     Net asset value: Beginning of period...............................    $35.87      $29.64       $21.50     $18.79      $15.56

     Income from Investment Operations
     ---------------------------------
     Net investment income (loss).......................................      0.13        0.09         0.10       0.13        0.20
     Net realized and unrealized gain (loss) on investments.............      3.19        6.69         9.26       3.68        3.76
------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations...................................      3.32        6.78         9.36       3.81        3.96
==============================================================================================================================

     Less Distributions from:
     -----------------------
     Net investment income..............................................     (0.09)      (0.09)       (0.08)     (0.15)      (0.22)
     Net realized capital gains.........................................     (0.43)      (0.46)       (1.14)     (0.95)      (0.51)
------------------------------------------------------------------------------------------------------------------------------
     Total Distributions................................................     (0.52)      (0.55)       (1.22)     (1.10)      (0.73)
===============================================================================================================================
     Net increase (decrease) in net asset value.........................      2.80        6.23         8.14       2.71        3.23
     Net asset value: End of period.....................................    $38.67      $35.87       $29.64     $21.50      $18.79
==============================================================================================================================

     Total return (b)...................................................      9.28%      23.20%       44.48%     20.55%      25.85%
     Net assets, end of period (in millions)............................  $4,115.1    $3,594.5     $2,766.7  $1,794.4    $1,381.4
     Ratio of expenses to average net assets (a)........................      0.90%       0.97%        0.98%      1.06%       1.12%
     Ratio of net investment income (loss) to average net assets (a)....      0.35%       0.30%        0.39%      0.62%       1.16%
     Portfolio turnover rate............................................      7.50%       8.74%       17.96%     24.30%      44.26%
==============================================================================================================================

     If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
      Ratio of expenses to average net assets (a).......................      0.92%       0.97%        0.98%      1.06%       1.12%
      Ratio of net investment income (loss) to average net assets (a)...      0.33%       0.30%        0.39%      0.62%       1.16%

       (a) Calculated on an annualized basis.
       (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
94  The AAL Mutual Funds Annual Report


                                                                                 Year Ended   Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                                     4/30/00      4/30/99      4/30/98       4/30/97
====================================================================================================================================
Net asset value: Beginning of period..............................................  $35.29      $29.38      $21.45         $20.66

Income from Investment Operations
---------------------------------
Net investment income (loss)......................................................   (0.22)      (0.19)       0.04          (0.01)
Net realized and unrealized gain (loss) on investments............................    3.07        6.56        9.06           0.80
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations..................................................    2.85        6.37        9.10           0.79
==================================================================================================================================

Less Distributions from:
-----------------------
Net investment income.............................................................      --          --      (0.03)            --
Net realized capital gains........................................................   (0.43)      (0.46)     (1.14)            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions...............................................................   (0.43)      (0.46)     (1.17)            --
==================================================================================================================================

Net increase (decrease) in net asset value........................................    2.42        5.91       7.93           0.79
Net asset value: End of period....................................................  $37.71      $35.29     $29.38        $ 21.45
===================================================================================================================================

Total return (b)..................................................................    8.09%      21.94%     43.25%          3.82%
Net assets, end of period (in millions)...........................................  $148.6      $107.6     $54.9          $11.0
Ratio of expenses to average net assets (a).......................................    1.95%       1.99%      1.90%          1.89%
Ratio of net investment income (loss) to average net assets (a)...................   (0.69)%     (0.74)%    (0.58)%        (0.39)%
Portfolio turnover rate...........................................................    7.50%       8.74%     17.96%         24.30%
===================================================================================================================================
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)......................................    1.96%       1.99%      1.90%          1.89%
 Ratio of net investment income (loss) to average net assets (a)..................   (0.71)%     (0.74)%    (0.58)%        (0.39)%

(a)  Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                                                Year Ended  Year Ended  Period Ended
CLASS I SHARES                                                                                   4/30/00      4/30/99      4/30/98

====================================================================================================================================
Net asset value: Beginning of period........................................................... $35.89        $29.67       $ 26.05

Income from Investment Operations
---------------------------------
Net investment income (loss)...................................................................   0.27          0.21          0.02
Net realized and unrealized gain (loss) on investments.........................................   3.20          6.67          3.60
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...............................................................   3.47          6.88          3.62
====================================================================================================================================

Less Distributions from:
-----------------------
Net investment income..........................................................................  (0.21)        (0.20)           --
Net realized capital gains.....................................................................  (0.43)        (0.46)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions............................................................................  (0.64)        (0.66)           --
====================================================================================================================================

Net increase (decrease) in net asset value.....................................................   2.83          6.22          3.62
Net asset value: End of period................................................................. $38.72        $35.89       $ 29.67
===================================================================================================================================

Total return (b)...............................................................................   9.70%        23.55%      $ 13.90%
Net assets, end of period (in millions)........................................................ $ 82.8       $ 46.9       $   3.0
Ratio of expenses to average net assets (a)....................................................   0.52%         0.60%         0.58%
Ratio of net investment income (loss) to average net assets (a)................................   0.73%         0.62%         0.52%
Portfolio turnover rate........................................................................   7.50%         8.74%        17.96%
====================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)...................................................   0.54%         0.60%         0.58%
 Ratio of net investment income (loss) to average net assets (a)...............................   0.72%         0.62%         0.52%

   (a) Calculated on an annualized basis.
   (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  95

       Financial Highlights PER SHARE INFORMATION

The AAL Equity Income Fund

                                                                      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
      CLASS A SHARES                                                    4/30/00      4/30/99      4/30/98      4/30/97      4/30/96
==============================================================================================================================
      Net asset value: Beginning of period.....................         $14.68       $14.31       $11.34        $10.90      $ 9.47

      Income from Investment Operations
      ---------------------------------
      Net investment income (loss).............................           0.18         0.16         0.27          0.39        0.36
      Net realized and unrealized gain
      (loss) on investments....................................          (0.30)        1.17         3.44          0.46        1.42
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations.........................          (0.12)        1.33         3.71          0.85        1.78
==============================================================================================================================

      Less Distributions from:
      -----------------------
      Net investment income....................................          (0.16)       (0.17)       (0.29)        (0.41)      (0.35)
      Net realized capital gains...............................             --        (0.79)       (0.45)           --          --
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions......................................          (0.16)       (0.96)       (0.74)        (0.41)      (0.35)
==============================================================================================================================
      Net increase (decrease) in net asset value...............          (0.28)        0.37         2.97          0.44        1.43
      Net asset value: End of period...........................         $14.40       $14.68       $14.31        $11.34      $10.90
==============================================================================================================================
      Total return (b).........................................          (0.80)%      10.08%       33.50%         7.88%      18.90%
      Net assets, end of period (in millions)..................         $277.6       $262.2       $197.7       $134.2      $114.5
      Ratio of expenses to average net assets (a)..............           0.92%        1.05%        1.11%         1.15%       1.20%
      Ratio of net investment income (loss)
      to average net assets (a)................................           1.24%        1.22%        2.17%         3.57%       3.58%
      Portfolio turnover rate..................................          26.93%       13.35%       64.00%         5.14%      21.79%
------------------------------------------------------------------------------------------------------------------------------
      If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
        Ratio of expenses to average net assets (a)............           0.98%        1.05%        1.11%         1.15%       1.20%
        Ratio of net investment income (loss)
        to average net assets (a)..............................           1.18%        1.22%        2.17%         3.57%       3.58%

        (a) Calculated on an annualized basis.
        (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

  ----------------------------------------------------------------------------
  96      The AAL Mutual Funds Annual Report

                                                                                 Year Ended   Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                                     4/30/00      4/30/99      4/30/98       4/30/97
====================================================================================================================================
Net asset value: Beginning of period....................................            $14.66       $14.31       $11.37        $11.40

Income from Investment Operations
---------------------------------
Net investment income (loss)............................................              0.02         0.02         0.19          0.05
Net realized and unrealized gain (loss) on investments..................             (0.28)        1.17         3.41         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................................             (0.26)        1.19         3.60         (0.01)
====================================================================================================================================

Less Distributions from:
-----------------------
Net investment income...................................................             (0.02)       (0.05)       (0.21)        (0.02)
Net realized capital gains..............................................                --        (0.79)       (0.45)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................................................             (0.02)       (0.84)       (0.66)        (0.02)
====================================================================================================================================
Net increase (decrease) in net asset value..............................             (0.28)        0.35         2.94         (0.03)
Net asset value: End of period..........................................            $14.38       $14.66       $14.31        $11.37
====================================================================================================================================
Total return (b)........................................................             (1.80)%       8.97%       32.42%        (0.04)%
Net assets, end of period (in millions).................................            $ 11.6       $  9.6       $ 3.8        $  0.5
Ratio of expenses to average net assets (a).............................              1.99%        2.09%       2.04%         1.99%
Ratio of net investment income (loss) to
average net assets (a)..................................................              0.17%        0.16%       0.96%         2.36%
Portfolio turnover rate.................................................             26.93%       13.35%      64.00%         5.14%
------------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)...........................              2.05%        2.09%       2.04%         1.99%
  Ratio of net investment income (loss) to
  average net assets (a)................................................              0.11%        0.16%       0.96%         2.36%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                               Year Ended   Year Ended   Period Ended
CLASS I SHARES                                                                   4/30/00      4/30/99      4/30/98
======================================================================================================================
Net asset value: Beginning of period....................................          $14.70       $14.32       $13.14

Income from Investment Operations
---------------------------------
Net investment income ..................................................            0.31         0.21         0.08
Net realized and unrealized gain (loss) on investments..................           (0.35)        1.19         1.16
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................................           (0.04)        1.40         1.24
======================================================================================================================

Less Distributions from:
------------------------
Net investment income(loss).............................................           (0.23)       (0.23)       (0.06)
Net realized capital gains..............................................              --        (0.79)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.....................................................           (0.23)       (1.02)       (0.06)
======================================================================================================================
Net increase (decrease) in net asset value..............................           (0.27)        0.38         1.18
Net asset value: End of period..........................................          $14.43       $14.70       $14.32
======================================================================================================================
Total return (b)........................................................           (0.29)%      10.62%        9.34%
Net assets, end of period (in millions).................................           $ 6.2       $ 13.2       $  7.1
Ratio of expenses to average net assets (a).............................            0.46%        0.60%        0.68%
Ratio of net investment income (loss) to
  average net assets (a)................................................            1.71%        1.65%        2.10%
Portfolio turnover rate..................................................           26.93%       13.35%       64.00%
----------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)...........................            0.52%        0.60%        0.68%
  Ratio of net investment income (loss) to
  average net assets (a)................................................            1.65%        1.65%        2.10%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
-----------------------------------------------------------------------------
                                     The AAL Mutual Funds Annual Report    97

Financial Highlights PER SHARE INFORMATION

The AAL Balanced Fund


                                                                                      Year Ended   Year Ended   Period Ended
CLASS A SHARES                                                                         4/30/00      4/30/99       4/30/98
============================================================================================================================
Net asset value: Beginning of period..............................................     $12.15       $10.81      $10.00

Income from Investment Operations
---------------------------------
Net investment income.............................................................       0.32         0.21        0.04
Net realized and unrealized gain (loss) on investments............................       0.25         1.34        0.80
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations..................................................       0.57         1.55        0.84
============================================================================================================================
Less Distributions from:
------------------------
Net investment income.............................................................      (0.31)       (0.20)      (0.03)
Net realized capital gains........................................................         --        (0.01)          --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions...............................................................      (0.31)       (0.21)      (0.03)
============================================================================================================================
Net increase (decrease) in net asset value........................................       0.26         1.34        0.81
Net asset value: End of period....................................................     $12.41       $12.15      $10.81
============================================================================================================================

Total return (b)..................................................................       4.78%       14.45%       8.37%
Net assets, end of period (in millions)...........................................     $256.1       $158.3      $27.7
Ratio of expenses to average net assets (a).......................................       1.09%        1.15%       1.37%
Ratio of net investment income (loss) to average net assets (a)...................       2.76%        2.26%       2.19%
Portfolio turnover rate...........................................................      64.58%      213.46%      11.52%
============================================================================================================================
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
   Ratio of expenses to average net assets (a)....................................       1.14%        1.23%       1.63%
   Ratio of net investment income (loss) to average net assets (a)................       2.72%        2.17%       1.93%
   (a) Calculated on an annualized basis
   (b)Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized

--------------------------------------------------------------------------------
98  The AAL Mutual Funds Annual Report

                                                                                      Year Ended  Year Ended    Period Ended
CLASS B SHARES                                                                          4/30/00     4/30/99       4/30/98
===========================================================================================================================
Net asset value: Beginning of period................................................    $12.10      $10.79        $10.00

Income from Investment Operations
---------------------------------
Net investment income...............................................................      0.21        0.14          0.03
Net realized and unrealized gain (loss) on investments..............................      0.24        1.31          0.78
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations....................................................      0.45        1.45          0.81
===========================================================================================================================

Less Distributions from:
------------------------
Net investment income...............................................................     (0.20)      (0.13)        (0.02)
Net realized capital gains..........................................................        --       (0.01)           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions.................................................................     (0.20)      (0.14)        (0.02)
===========================================================================================================================
Net increase (decrease) in net asset value..........................................      0.25        1.31          0.79
Net asset value: End of period......................................................    $12.35      $12.10        $10.79
===========================================================================================================================

Total return (b)....................................................................      3.74%      13.47%         8.10%
Net assets, end of period (in millions).............................................     $18.2       $11.9         $2.3
Ratio of expenses to average net assets (a).........................................      2.03%       1.98%         2.11%
Ratio of net investment income (loss) to average net assets (a).....................      1.82%       1.42%         1.45%
Portfolio turnover rate.............................................................     64.58%     213.46%        11.52%
===========================================================================================================================
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a).......................................      2.08%       2.18%         2.50%
  Ratio of net investment income (loss) to average net assets (a)...................      1.77%       1.22%         1.06%
  (a) Calculated on an annualized basis
  (b)Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized


                                                                               Year Ended   Year Ended   Period Ended
CLASS I SHARES                                                                   4/30/00     4/30/99      4/30/98
=====================================================================================================================
Net asset value: Beginning of period.........................................    $12.13      $10.79       $10.00

Income from Investment Operations
---------------------------------
Net investment income........................................................      0.39        0.23         0.04
Net realized and unrealized gain (loss) on investments.......................      0.25        1.35         0.78
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.............................................      0.64        1.58         0.82
=====================================================================================================================

Less Distributions from:
------------------------
Net investment income........................................................     (0.37)      (0.23)       (0.03)
Net realized capital gains...................................................        --       (0.01)          --
---------------------------------------------------------------------------------------------------------------------
Total Distributions..........................................................     (0.37)      (0.24)       (0.03)
=====================================================================================================================
Net increase (decrease) in net asset value...................................      0.27        1.34         0.79
Net asset value: End of period...............................................    $12.40      $12.13       $10.79
=====================================================================================================================
Total return (b).............................................................      5.33%      14.73%        8.17%
Net assets, end of period (in millions)......................................      $3.0        $2.3         $1.1
Ratio of expenses to average net assets (a)..................................      0.60%       0.88%        1.95%
Ratio of net investment income (loss) to average net assets (a)..............      3.25%       2.50%        1.73%
Portfolio turnover rate......................................................     64.58%     213.46%       11.52%
=====================================================================================================================
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)................................      0.64%       0.88%        1.95%
  Ratio of net investment income (loss) to average net assets (a)............      3.20%       2.50%        1.73%
  (a) Calculated on an annualized basis
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report  99

Financial Highlights   PER SHARE INFORMATION

The AAL High Yield Bond Fund

                                                                                Year Ended  Year Ended  Year Ended  Period Ended
 CLASS A SHARES                                                                   4/30/00     4/30/99     4/30/98     4/30/97
=============================================================================================================================
 Net asset value: Beginning of period...................................           $28.92      $10.31    $  9.88      $10.00
 Income from Investment Operations
 ---------------------------------
 Net investment income..................................................             0.87        0.91       0.92        0.27
 Net realized and unrealized gain (loss) on investments.................            (1.48)      (1.33)      0.53       (0.12)
-----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations.......................................            (0.61)      (0.42)      1.45        0.15
=============================================================================================================================

 Less Distributions from:
 ------------------------
 Net investment income..................................................            (0.87)      (0.91)     (0.92)      (0.27)
 Net realized capital gains.............................................               --       (0.06)     (0.10)         --
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions....................................................            (0.87)      (0.97)     (1.02)      (0.27)
=============================================================================================================================

 Net increase (decrease) in net asset value.............................            (1.48)      (1.39)      0.43       (0.12)
 Net asset value: End of period.........................................           $ 7.44      $ 8.92    $ 10.31      $ 9.88
=============================================================================================================================

 Total return (b).......................................................            (7.00)%     (3.96)%     15.12%      1.51%
 Net assets, end of period (in millions)................................           $134.3      $131.9    $ 100.8     $ 44.7
 Ratio of expenses to average net assets (a)............................             0.96%       1.00%       0.99%      1.00%
 Ratio of net investment income (loss) to average net assets (a)........            10.54%       9.81%       8.94%      9.11%
 Portfolio turnover rate................................................            53.59%      54.67%     112.37%     36.90%
=============================================================================================================================
 If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
    Ratio of expenses to average net assets (a).........................             1.12%       1.16%       1.18%     1.28%
    Ratio of net investment income (loss) to average net assets (a).....            10.38%       9.64%       8.75%     8.83%
         (a)  Calculated on an annualized basis.
         (b)  Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
100  The AAL Mutual Funds Annual Report

                                                                                 Year Ended Year Ended Year Ended Period Ended
CLASS B SHARES                                                                    4/30/00    4/30/99    4/30/98     4/30/97
=============================================================================================================================
Net asset value: Beginning of period....................................         $  8.92    $ 10.31     $  9.88      $10.00

Income from Investment Operations
---------------------------------
Net investment income...................................................            0.81       0.84        0.84        0.25
Net realized and unrealized gain (loss) on investments..................           (1.48)     (1.33)       0.53       (0.12)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................................           (0.67)     (0.49)       1.37        0.13
===========================================================================================================================

Less Distributions from:
-----------------------
Net investment income...................................................           (0.81)     (0.84)      (0.84)
(0.25)
Net realized capital gains..............................................              --      (0.06)      (0.10)         --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................................................           (0.81)     (0.90)      (0.94)     (0.25)
==========================================================================================================================

Net increase (decrease) in net asset value..............................           (1.48)     (1.39)       0.43      (0.12)
Net asset value: End of period...........................................        $  7.44     $ 8.92     $ 10.31     $ 9.88
============================================================================================================================

Total return (b)........................................................           (7.65)%     (4.62)%    14.27%      1.31%
Net assets, end of period (in millions).................................         $  11.6     $ 12.4    $   9.7      $ 2.7
Ratio of expenses to average net assets (a).............................            1.62%      1.71%       1.74%      1.75%
Ratio of net investment income (loss) to average net assets (a).........            9.88%      9.09%       8.22%      8.66%
Portfolio turnover rate.................................................           53.59%     54.67%     112.37%     36.90%
============================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)..........................             1.97%      1.98%      2.05%      2.00%
  Ratio of net investment income (loss) to average net assets (a)......             9.53%      8.82%      7.90%      8.41%
  (a)  Calculated on an annualized basis.
  (b)  Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                                           Year Ended  Year Ended  Year Ended
                               CLASS I SHARES                                                4/30/00   4/30/99      4/30/98
=============================================================================================================================
Net asset value: Beginning of period....................................                      $ 8.91    $10.31    $10.29

Income from Investment Operations
---------------------------------
Net investment income...................................................                        0.89      0.93      0.31
Net realized and unrealized gain (loss) on investments..................                       (1.48)    (1.34)     0.02
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................................                       (0.59)    (0.41)     0.33
=============================================================================================================================

Less Distributions from:
-----------------------
Net investment income...................................................                       (0.89)    (0.93)    (0.31)
Net realized capital gains..............................................                          --     (0.06)        --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................................................                       (0.89)    (0.99)    (0.31)
=============================================================================================================================

Net increase (decrease) in net asset value..............................                       (1.48)    (1.40)     0.02
Net asset value: End of period..........................................                      $ 7.43    $ 8.91    $10.31
=============================================================================================================================

Total return (b)........................................................                       (6.67)%   (3.85)%    3.28%
Net assets, end of period (in millions).................................                      $ 2.0     $ 2.2     $ 0.2
Ratio of expenses to average net assets (a).............................                        0.53%     0.76%     0.75%
Ratio of net investment income (loss) to average net assets (a).........                       11.00%    10.34%     9.53%
Portfolio turnover rate.................................................                       53.59%    54.67%   112.37%
-----------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)...........................                        0.62%     0.76%     0.75%
  Ratio of net investment income (loss) to average net assets (a).......                       10.92%    10.34%     9.53%
  (a)  Calculated on an annualized basis.
  (b)  Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
       Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                                          The AAL Mutual Funds Annual Report 101

Financial Highlights PER SHARE INFORMATION

The AAL Municipal Bond Fund

                                                                          Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
CLASS A SHARES                                                              4/30/00    4/30/99     4/30/98      4/30/97     4/30/96
====================================================================================================================================
Net asset value: Beginning of period ...................................    $ 11.47      $11.40    $ 10.92     $10.91    $ 10.69

Income from Investment Operations
---------------------------------
Net investment income ..................................................       0.53        0.52       0.52      0.52       0.52
Net realized and unrealized gain (loss) on investments .................      (1.01)       0.25       0.61      0.19       0.30
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......................................      (0.48)       0.77       1.13      0.71       0.82
====================================================================================================================================

Less Distributions from:
------------------------
Net investment income ..................................................      (0.53)      (0.52)     (0.52)     (0.52)     (0.52)
Net realized capital gains .............................................      (0.01)      (0.18)     (0.13)     (0.18)     (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................................      (0.54)      (0.70)     (0.65)     (0.70)     (0.60)
====================================================================================================================================

Net increase (decrease) in net asset value .............................      (1.02)       0.07       0.48       0.01       0.22
Net asset value: End of period .........................................    $ 10.45      $11.47    $ 11.40     $10.92    $ 10.91
====================================================================================================================================

Total return (b) .......................................................      (4.09)%      6.80%     10.50%      6.64%      7.74%
Net assets, end of period (in millions) ................................    $ 461.3      $523.1    $ 467.1    $421.7    $ 412.8
Ratio of expenses to average net assets (a) ............................       0.78%       0.81%      0.85%      0.89%      0.95%
Ratio of net investment income (loss) to average net assets (a) ........       4.98%       4.47%      4.55%      4.69%      4.69%
Portfolio turnover rate ................................................     210.32%      94.56%    139.18     119.79%    130.52
====================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a) ..........................       0.84%       0.81%      0.85%     0.89%      0.95%
  Ratio of net investment income (loss) to average net assets (a) ......       4.93%       4.47%      4.55%     4.69%      4.69%

  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
102  The AAL Mutual Funds Annual Report

                                                                                Year Ended  Year Ended   Year Ended  Period Ended
CLASS B SHARES                                                                    4/30/00     4/30/99      4/30/98     4/30/97
===================================================================================================================================
Net asset value: Beginning of period ........................................    $  11.47   $  11.40     $10.92     $  11.02

Income from Investment Operations
---------------------------------
Net investment income .......................................................        0.44       0.42       0.42         0.14
Net realized and unrealized gain (loss) on investments ......................       (1.02)      0.25       0.61        (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ............................................       (0.58)      0.67       1.03         0.04
===================================================================================================================================

Less Distributions from:
------------------------
Net investment income .......................................................       (0.44)     (0.42)     (0.42)       (0.14)
Net realized capital gains ..................................................       (0.01)     (0.18)     (0.13)          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions .........................................................       (0.45)     (0.60)     (0.55)       (0.14)
===================================================================================================================================

Net increase (decrease) in net asset value ..................................       (1.03)      0.07       0.48        (0.10)
Net asset value: End of period ..............................................    $  10.44   $  11.47     $11.40     $  10.92
===================================================================================================================================

Total return (b) ............................................................       (4.99)%     5.93%      9.58%        0.34%
Net assets, end of period (in millions) .....................................    $    7.3   $    7.5     $ 3.6     $    0.8
Ratio of expenses to average net assets (a) .................................        1.59%      1.64%      1.74%        1.69%
Ratio of net investment income (loss) to average net assets (a) .............        4.19%      3.65%      3.67%        4.09%
Portfolio turnover rate .....................................................      210.32%     94.56%    139.18%      119.79%
===================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a) ...............................        1.64%      1.64%      1.74%        1.69%
  Ratio of net investment income (loss) to average net assets (a) ...........        4.14%      3.65%      3.67%        4.09%

  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                                              Year Ended  Year Ended   Period Ended
CLASS I SHARES                                                                                 4/30/00      4/30/99      4/30/98
====================================================================================================================================
Net asset value: Beginning of period ...................................................       $ 11.47      $11.40      $ 11.59

Income from Investment Operations
---------------------------------
Net investment income ..................................................................          0.57       0.55         0.18
Net realized and unrealized gain (loss) on investments .................................         (1.01)      0.25        (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......................................................         (0.44)      0.80        (0.01)
====================================================================================================================================

Less Distributions from:
------------------------

Net investment income ..................................................................         (0.57)     (0.55)       (0.18)
Net realized capital gains .............................................................         (0.01)     (0.18)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................................................         (0.58)     (0.73)       (0.18)
====================================================================================================================================

Net increase (decrease) in net asset value .............................................         (1.02)      0.07        (0.19)
Net asset value: End of period .........................................................       $ 10.45     $11.47      $ 11.40
====================================================================================================================================

Total return (b) .......................................................................         (3.78)%     7.09%       (0.09)%
Net assets, end of period (in millions) ................................................       $   0.5      $0.6      $   0.0
Ratio of expenses to average net assets (a) ............................................          0.47%      0.51%        0.60%
Ratio of net investment income (loss) to average net assets (a) ........................          5.32%      4.78%        4.79%
Portfolio turnover rate ................................................................        210.32%     94.56%      139.18%
====================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a) ............................................          0.52%      0.51%        0.60%
Ratio of net investment income (loss) to average net assets (a) ........................          5.27%      4.78%        4.79%

  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                                    The AAL Mutual Funds Annual Report       103

Financial Highlights PER SHARE INFORMATION

The AAL Bond Fund

                                                                         Year Ended Year Ended Year Ended Year Ended Year Ended
CLASS A SHARES                                                             4/30/00    4/30/99    4/30/98   4/30/97    4/30/96
===============================================================================================================================
Net asset value: Beginning of period....................................   $ 9.92      $9.99      $9.63     $9.62     $9.61

Income from Investment Operations
---------------------------------
Net investment income..................................................      0.58       0.53       0.57      0.60      0.58
Net realized and unrealized gain (loss) on investments.................     (0.60)     (0.07)      0.36      0.01      0.01
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.......................................     (0.02)      0.46       0.93      0.61      0.59
==============================================================================================================================

Less Distributions from:
------------------------
Net investment income..................................................     (0.58)     (0.53)     (0.57)    (0.60)    (0.58)
Net realized capital gains.............................................        --         --         --       --        --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions....................................................     (0.58)     (0.53)     (0.57)    (0.60)    (0.58)
==============================================================================================================================

Net increase (decrease) in net asset value.............................     (0.60)     (0.07)      0.36      0.01      0.01
Net asset value: End of period.........................................    $ 9.32      $9.92      $9.99     $9.63     $9.62
==============================================================================================================================

Total return (b).......................................................     (0.11)%     4.61%      9.86%     6.43%     6.18%
Net assets, end of period (in millions)................................    $321.7     $367.2     $353.4   $389.3    $430.8
Ratio of expenses to average net assets (a)............................      0.83%      0.93%      0.95%     0.98%     1.01%
Ratio of net investment income (loss) to average net assets (a)........      6.12%      5.23%      5.77%     6.10%     5.89%
Portfolio turnover rate................................................    163.31%    572.56%    483.76%   212.49%   125.77%
==============================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)..........................      0.91%      0.93%      0.95%     0.98%     1.01%
  Ratio of net investment income (loss) to average net assets (a)......      6.04%      5.23%      5.77%     6.10%     5.89%
  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
      Periods less than one year are not annualized.

--------------------------------------------------------------------------------
104    The AAL Mutual Funds Annual Report

                                                                                    Year Ended Year Ended Year Ended Period Ended
CLASS B SHARES                                                                        4/30/00    4/30/99    4/30/98    4/30/97
==================================================================================================================================
Net asset value: Beginning of period................................................ $  9.92   $   9.99    $9.64     $   9.71

Income from Investment Operations
---------------------------------
Net investment income...............................................................    0.49       0.43     0.48         0.18
Net realized and unrealized gain (loss) on investments..............................   (0.60)     (0.07)    0.35        (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations....................................................   (0.11)      0.36     0.83         0.11
==================================================================================================================================

Less Distributions from:
------------------------
Net investment income...............................................................   (0.49)     (0.43)   (0.48)       (0.18)
Net realized capital gains..........................................................      --         --       --           --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions.................................................................   (0.49)     (0.43)   (0.48)       (0.18)
==================================================================================================================================

Net increase (decrease) in net asset value..........................................   (0.60)     (0.07)    0.35        (0.07)
Net asset value: End of period...................................................... $  9.32    $  9.92    $9.99     $   9.64
==================================================================================================================================

Total return (b)....................................................................   (1.09)%     3.60%    8.75%        0.96%
Net assets, end of period (in millions)............................................. $   3.6    $   3.1    $1.4     $    0.4
Ratio of expenses to average net assets (a).........................................    1.80%      1.90%    1.92%        1.86%
Ratio of net investment income (loss) to average net assets (a).....................    5.17%      4.28%    4.74%        5.51%
Portfolio turnover rate.............................................................  163.31%    572.56%  483.76%      212.49%
==================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, he ratios would have been as follows:
  Ratio of expenses to average net assets (a).......................................    1.88%      1.90%    1.92%        1.86%
  Ratio of net investment income (loss) to average net assets (a)...................    5.09%      4.28%    4.74%        5.51%

  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                                               Year Ended Year Ended Period Ended
CLASS I SHARES                                                                                   4/30/00    4/30/99    4/30/98
====================================================================================================================================
Net asset value: Beginning of period.........................................................   $  9.92    $9.99      $ 10.06

Income from Investment Operations
---------------------------------
Net investment income........................................................................      0.62     0.57         0.20
Net realized and unrealized gain (loss) on investments.......................................     (0.60)   (0.07)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.............................................................      0.02     0.50         0.13
====================================================================================================================================

Less Distributions from:
------------------------
Net investment income.......................................................................      (0.62)   (0.57)       (0.20)
Net realized capital gains..................................................................         --       --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions.........................................................................      (0.62)   (0.57)       (0.20)
====================================================================================================================================

Net increase (decrease) in net asset value..................................................      (0.60)   (0.07)       (0.07)
Net asset value: End of period..............................................................    $  9.32    $9.92      $  9.99
====================================================================================================================================

Total return (b)............................................................................       0.30%     5.02%        1.24%
Net assets, end of period (in millions).....................................................    $  47.9    $44.7      $  29.3
Ratio of expenses to average net assets (a).................................................       0.43%     0.54%        0.56%
Ratio of net investment income (loss) to average net assets (a).............................       6.55%     5.63%        6.29%
Portfolio turnover rate.....................................................................     163.31%   572.56%      483.76%
====================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)..................................................    0.50%     0.54%        0.56%
  Ratio of net investment income (loss) to average net assets (a)..............................    6.47%     5.63%        6.29%

  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                                         The AAL Mutual Funds Annual Report  105

Financial Highlights PER SHARE INFORMATION

The AAL Money Market Fund

                                                                       Year Ended  Year Ended  Year Ended  Year Ended  Year Ende
CLASS A SHARES                                                           4/30/00    4/30/99     4/30/98     4/30/97     4/30/96
================================================================================================================================
Net asset value: Beginning of period ..............................    $ 1.00      $ 1.00      $ 1.00      $1.00      $ 1.00

Income from Investment Operations
---------------------------------
Net investment income..............................................      0.05        0.05        0.05       0.05        0.05
Net realized and unrealized gain (loss) on investments.............        --          --          --         --          --
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...................................      0.05        0.05        0.05       0.05        0.05
================================================================================================================================
Less Distributions from:
------------------------
Net investment income..............................................     (0.05)      (0.05)      (0.05)     (0.05)      (0.05)
Net realized capital gains.........................................        --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions................................................     (0.05)      (0.05)      (0.05)     (0.05)      (0.05)
================================================================================================================================
Net increase (decrease) in net asset value.........................        --          --          --          --          --
Net asset value: End of period ....................................    $ 1.00      $ 1.00      $ 1.00      $1.00      $ 1.00
================================================================================================================================
Total return (b)...................................................      4.99%       4.68%       5.12%      5.21%       4.94%
Net assets, end of period (in millions)............................    $348.0      $288.1      $240.7    $189.6      $116.0
Ratio of expenses to average net assets (a)........................      0.66%       0.79%       0.68%      0.55%       0.83%
Ratio of net investment income (loss) to average net assets (a)....      4.90%       4.54%       4.98%      4.91%       4.89%
Portfolio turnover rate............................................       N/A         N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a).......................      1.02%       1.12%       1.04%      1.10%       1.28%
 Ratio of net investment income (loss) to average net assets (a)...      4.54%       4.22%       4.62%      4.36%       4.46%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

-----------------------------------------------------------------------------
106  The AAL Mutual Funds Annual Report

                                                                                    Year Ended  Year Ended  Year Ended  Period Ended
CLASS B SHARES                                                                       4/30/00     4/30/99      4/30/98     4/30/97
====================================================================================================================================
Net asset value: Beginning of period...............................................      $1.00      $1.00       $1.00        $1.00

Income from Investment Operations
---------------------------------
Net investment income..............................................................       0.04       0.04        0.04         0.01
Net realized and unrealized gain (loss) on investments.............................         --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...................................................       0.04       0.04        0.04         0.01
====================================================================================================================================

Less Distributions from:
-----------------------
Net investment income..............................................................      (0.04)     (0.04)      (0.04)       (0.01)
Net realized capital gains.........................................................         --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions................................................................      (0.04)     (0.04)      (0.04)       (0.01)
====================================================================================================================================
Net increase (decrease) in net asset value.........................................         --         --          --           --
Net asset value: End of period.....................................................      $1.00      $1.00       $1.00        $1.00
====================================================================================================================================

Total return (b)...................................................................       3.94%      3.67%       4.26%        1.32%
Net assets, end of period (in millions)............................................      $ 2.4      $ 1.6      $ 1.2        $ 0.6
Ratio of expenses to average net assets (a)........................................       1.65%      2.79%       1.65%        1.78%
Ratio of net investment income (loss) to average net assets (a)....................       3.95%      2.54%       4.02%        3.81%
Portfolio turnover rate ...........................................................        N/A        N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
   Ratio of expenses to average net assets (a) ....................................       2.00%      3.11%       2.01%        3.54%
   Ratio of net investment income (loss) to average net assets (a) ................       3.59%      2.22%       3.67%        2.05%
   (a) Calculated on an annualized basis
   (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized



                                                                                                Year Ended  Year Ended  Period Ended
CLASS I SHARES                                                                                    4/30/00     4/30/99      4/30/98
====================================================================================================================================
Net asset value: Beginning of period.............................................................   $1.00       $1.00        $1.00

Income from Investment Operations
---------------------------------
Net investment income............................................................................    0.05        0.05         0.02
Net realized and unrealized gain (loss) on investments...........................................      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.................................................................    0.05        0.05         0.02
====================================================================================================================================

Less Distributions from:
-----------------------
Net investment income............................................................................   (0.05)      (0.05)       (0.02)
Net realized capital gains.......................................................................      --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions..............................................................................   (0.05)      (0.05)       (0.02)
====================================================================================================================================

Net increase (decrease) in net asset value.......................................................      --          --           --
Net asset value: End of period...................................................................   $1.00       $1.00        $1.00
===================================================================================================================================
Total return (b).................................................................................    5.36%       4.99%        1.67%
Net assets, end of period (in millions)..........................................................   $12.8      $17.9        $ 0.2
Ratio of expenses to average net assets (a)......................................................    0.31%       0.49%        0.67%
Ratio of net investment income (loss) to average net assets (a)..................................    5.18%       4.76%        5.11%
Portfolio turnover rate..........................................................................     N/A         N/A          N/A
===================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
     Ratio of expenses to average net assets (a).................................................    0.57%       0.72%        1.43%
     Ratio of net investment income (loss) to average net assets (a).............................    4.92%       4.53%        4.36%
     (a) Calculated on an annualized basis
     (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized

--------------------------------------------------------------------------------
                                       The AAL Mutual Funds Annual Report  107

Report of Independent Accountants


PricewatherhouseCoopers LLP


--------------------------------------------------------------------------------
                                                     PricewatherhouseCoopers LLP
                                                     100 East Wisconsin Avenue
                                                     Suite 1500
                                                     Milwaukee WI 53202
                                                     Telphone (414) 212 1600



To the Shareholders and Trustees of
The AAL Mutual Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money Market Fund (ten of the portfolios constituting The AAL Mutual Funds, the "Funds") at April 30, 2000, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated,all in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

May 19, 2000

--------------------------------------------------------------------------------
108  The AAL Mutual Funds Annual Report

Board of Trustees

John O. Gilbert - Chairman of the Board
F. Gregory Campbell
Woodrow E. Eno
Richard L. Gady
John H. Pender
Edward W. Smeds
Lawrence M. Woods

Officers

Robert G. Same - President
James H. Abitz - Vice-President
Woodrow E. Eno - Vice-President
Charles D. Gariboldi - Treasurer
Frederick D. Kelsven - Secretary
Todd J. Kelly - Assistant Treasurer
Joseph R. Mauel - Assistant Treasurer
Steven J. Fredricks - Assistant Secretary

Investment Adviser & Distributor

AAL Capital Management Corporation
222 W. College Ave.
Appleton, WI  54919-0007

Sub-Adviser (The AAL International Fund Only)

Oechsle International Advisors, LLC
One International Place
Boston, MA 02110

Custodian

Citibank, N.A.
111 Wall Street
New York, NY 10043

Transfer Agent & Disbursing Agent

Firstar Mutual Fund Services, LLC
615 East Michigan Street
P.O. Box 2981
Milwaukee, WI 53201-2981

Legal Counsel

Quarles & Brady, L.L.C.
411 East Wisconsin Avenue
Milwaukee, WI 53202

Independent Accountants

PricewaterhouseCoopers LLP
Suite 1500
100 East Wisconsin Avenue
Milwaukee, WI 53202

This report is submitted for the information of shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds which contains more complete information about the Funds, including investment policies, charges and expenses.

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